UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-1796

Fidelity Destiny Portfolios
(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2007

Item 1. Reports to Stockholders

Fidelity Destiny® Portfolios:
Fidelity® Advisor

Diversified Stock Fund -

Class A

Annual Report

September 30, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2007	Past 1 year	Past 5 years	Past 10 years
Class A A	18.25%	13.72%	1.96%
$50/month 15-Year Plan B	-40.87%	11.35%	1.44%

A The fund began offering Class A (effective July 12, 2005, Class N was renamed Class A) shares on April 30, 1999. The total returns for Class A reported for periods prior to April 30, 1999 are those of Class O, restated to reflect the higher 12b-1 and transfer agent fee applicable to Class A.

B The figures provided for a "$50/month 15-year Plan" illustrate the class' performance adjusted to reflect sales charges assessed by the Plans. The maximum creation and sales charges for the Plan is 50% of the first 12 investments in the Plan. Actual fees and charges will vary by Plan and investment amount. The illustration assumes an initial investment at the beginning of each period shown and does not reflect what investors would have earned had they made regular monthly investments over the period. Investors should consult the Plans' prospectus for more complete information on the impact of the separate charges and fees applicable to each Plan.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in in Fidelity® Advisor Diversified Stock Fund: Class A on September 30, 1997. The chart shows how the value of an investment in the fund would have changed, and also shows how the S&P 500® Index performed over the same period. The initial offering of Class A took place on April 30, 1999. See above for additional information regarding the performance of Class A.

Annual Report

Advisor Diversified Stock Fund

Management's Discussion of Fund Performance

Comments from James Morrow, Portfolio Manager of Fidelity® Advisor Diversified Stock Fund

The U.S. equity market had double-digit returns for the 12 months ending September 30, 2007. The period began with a four-month winning streak amid falling energy prices, upbeat economic data and solid corporate earnings. However, stocks tumbled in February, stung by the combination of a slowing housing market, a subprime mortgage loan crisis and a short-lived freefall in the Asian markets. Stocks rallied strongly from March through May, but were extremely volatile during the final four months of the period. Crude oil prices spiked to record highs, ending the period above $80 per barrel. The housing slump grew more pronounced, while a precipitous decline in subprime mortgage prices spread throughout the credit markets. The Federal Reserve Board helped spark a late-period rally, first by lowering its discount rate, then by a larger-than-expected 0.50% rate cut in the federal funds target rate. For the 12 months as a whole, the Standard & Poor's 500SM Index advanced 16.44%, the Dow Jones Industrial AverageSM rose 21.69% and the NASDAQ Composite® Index gained 20.52%.

During the past year, the fund's Class A shares returned 18.25% (excluding sales charges), topping the S&P 500®. Rewarding stock selection in information technology, health care and consumer staples added the most to the fund's performance, while it received more-modest benefits from timely picks in materials, industrials and telecommunication services. A modest underweighting in financials also benefited performance. Further, the fund's foreign exposure helped our absolute performance given the U.S. dollar's weakness. Among individual holdings, online advertising and search provider Google was our top contributor, its stock lifted by the company's growing share of the expanding market for online ads. Not owning poorly performing drug provider and index component Pfizer also was beneficial. Elsewhere, consumer electronics and personal computer maker Apple boosted our results, along with Swiss food and beverage supplier Nestle and SolarWorld, a German integrated solar energy company. Conversely, stock selection in both consumer discretionary and energy undermined our results, as did an underweighting in energy. Specifically, underweighting Exxon Mobil and not having a stake in Chevron were counterproductive decisions, as these index components posted strong gains. Mortgage insurer Radian Group and online education services provider Apollo Group - a stock I sold during the period - detracted as well. Nestle, SolarWorld and Radian were out-of-benchmark holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including Destiny Plan Creation and Sales Charges on purchases of Class O and certain purchases of Class A, sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2007 to September 30, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Paid During Period* April 1, 2007 to September 30, 2007
Class O
Actual	$ 1,000.00	$ 1,106.60	$ 2.53
Hypothetical A	$ 1,000.00	$ 1,022.66	$ 2.43
Class A
Actual	$ 1,000.00	$ 1,103.40	$ 4.80
Hypothetical A	$ 1,000.00	$ 1,020.51	$ 4.61
Class T
Actual	$ 1,000.00	$ 1,102.30	$ 6.53
Hypothetical A	$ 1,000.00	$ 1,018.85	$ 6.28
Class B
Actual	$ 1,000.00	$ 1,099.50	$ 9.32
Hypothetical A	$ 1,000.00	$ 1,016.19	$ 8.95
Class C
Actual	$ 1,000.00	$ 1,099.50	$ 9.32
Hypothetical A	$ 1,000.00	$ 1,016.19	$ 8.95
Institutional Class
Actual	$ 1,000.00	$ 1,105.10	$ 3.38
Hypothetical A	$ 1,000.00	$ 1,021.86	$ 3.24

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class O	.48%
Class A	.91%
Class T	1.24%
Class B	1.77%
Class C	1.77%
Institutional Class	.64%

Annual Report

Investment Changes

Top Ten Stocks as of September 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	3.3	3.5
American International Group, Inc.	2.9	2.6
Google, Inc. Class A (sub. vtg.)	2.8	2.2
Procter & Gamble Co.	2.3	1.5
Bank of America Corp.	2.2	3.0
AT&T, Inc.	1.7	0.0
Citigroup, Inc.	1.7	0.0
Johnson & Johnson	1.5	0.7
JPMorgan Chase & Co.	1.5	1.1
Wachovia Corp.	1.4	0.8
	21.3
Top Five Market Sectors as of September 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.5	17.5
Information Technology	19.4	19.5
Industrials	13.0	13.4
Health Care	12.5	13.1
Consumer Staples	8.5	10.2
Asset Allocation (% of fund's net assets)
As of September 30, 2007 *		As of March 31, 2007 **
	Stocks 96.5%		Stocks 98.8%
	Convertible Securities 0.0%		Convertible Securities 0.1%
	Short-Term Investments and Net Other Assets 3.5%		Short-Term Investments and Net Other Assets 1.1%
* Foreign investments	17.9%	** Foreign investments	20.5%

Annual Report

Investments September 30, 2007

Showing Percentage of Net Assets

Common Stocks - 96.5%
	Shares	Value
CONSUMER DISCRETIONARY - 8.3%
Automobiles - 0.1%
Harley-Davidson, Inc.	100,000	$ 4,621,000
Distributors - 0.7%
Li & Fung Ltd.	5,250,000	22,286,255
Diversified Consumer Services - 0.2%
New Oriental Education & Technology Group, Inc. sponsored ADR	115,000	7,654,400
Hotels, Restaurants & Leisure - 0.6%
McCormick & Schmick's Seafood Restaurants (a)	15,280	287,722
Red Robin Gourmet Burgers, Inc. (a)	250,000	10,725,000
Starbucks Corp. (a)	300,000	7,860,000
		18,872,722
Household Durables - 0.9%
D.R. Horton, Inc.	500,000	6,405,000
Harman International Industries, Inc.	36,600	3,166,632
KB Home	524,960	13,155,498
Ryland Group, Inc.	200,000	4,286,000
Standard Pacific Corp.	400,000	2,196,000
		29,209,130
Leisure Equipment & Products - 0.4%
Brunswick Corp.	250,000	5,715,000
Eastman Kodak Co.	200,000	5,352,000
		11,067,000
Media - 2.6%
Comcast Corp. Class A	500,000	12,090,000
Dolan Media Co.	150,000	3,645,000
EchoStar Communications Corp. Class A (a)	150,000	7,021,500
New Frontier Media, Inc.	1,000,000	6,130,000
Playboy Enterprises, Inc. Class B (non-vtg.) (a)	1,000,046	10,740,494
The DIRECTV Group, Inc. (a)	300,000	7,284,000
The Walt Disney Co.	450,000	15,475,500
Time Warner, Inc.	1,050,000	19,278,000
		81,664,494
Multiline Retail - 1.2%
Kohl's Corp. (a)	75,000	4,299,750
Macy's, Inc.	925,000	29,896,000
Target Corp.	50,000	3,178,500
		37,374,250
Specialty Retail - 1.4%
Charlotte Russe Holding, Inc. (a)	250,000	3,660,000
Citi Trends, Inc. (a)	533,600	11,611,136
Home Depot, Inc.	500,040	16,221,298
Staples, Inc.	550,000	11,819,500
		43,311,934

	Shares	Value
Textiles, Apparel & Luxury Goods - 0.2%
Under Armour, Inc. Class A (sub. vtg.) (a)(d)	90,000	$ 5,383,800
TOTAL CONSUMER DISCRETIONARY		261,444,985
CONSUMER STAPLES - 8.5%
Beverages - 0.6%
InBev SA	80,000	7,250,925
Molson Coors Brewing Co. Class B	100,000	9,967,000
		17,217,925
Food & Staples Retailing - 2.7%
Sysco Corp.	175,000	6,228,250
United Natural Foods, Inc. (a)	975,000	26,539,500
Wal-Mart Stores, Inc.	150,000	6,547,500
Walgreen Co.	200,000	9,448,000
Whole Foods Market, Inc. (d)	650,000	31,824,000
X5 Retail Group NV GDR (a)(e)	100,000	3,405,000
		83,992,250
Food Products - 2.2%
Bunge Ltd.	30,000	3,223,500
Dean Foods Co.	150,000	3,837,000
Diamond Foods, Inc.	350,000	7,231,000
Green Mountain Coffee Roasters, Inc. (a)	200,000	6,638,000
Groupe Danone	100,000	7,865,000
Marine Harvest ASA (a)	5,000,000	6,362,456
McCormick & Co., Inc. (non-vtg.)	50,000	1,798,500
Nestle SA (Reg.)	75,000	33,570,000
		70,525,456
Household Products - 2.8%
Colgate-Palmolive Co.	225,000	16,047,000
Procter & Gamble Co.	1,000,000	70,340,000
		86,387,000
Personal Products - 0.2%
Avon Products, Inc.	200,000	7,506,000
TOTAL CONSUMER STAPLES		265,628,631
ENERGY - 7.4%
Energy Equipment & Services - 1.7%
ENSCO International, Inc.	125,000	7,012,500
National Oilwell Varco, Inc. (a)	125,000	18,062,500
Noble Corp.	125,000	6,131,250
North American Energy Partners, Inc.	550,000	9,493,000
Schlumberger Ltd. (NY Shares)	125,000	13,125,000
		53,824,250
Oil, Gas & Consumable Fuels - 5.7%
Chesapeake Energy Corp.	350,000	12,341,000
ConocoPhillips	150,000	13,165,500
EOG Resources, Inc.	150,000	10,849,500
Exxon Mobil Corp.	350,000	32,396,000
Gazprom OAO sponsored ADR	300,000	13,200,000
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Lukoil Oil Co. sponsored ADR	125,000	$ 10,365,000
Marathon Oil Corp.	620,000	35,352,400
OJSC Rosneft unit	750,000	6,375,000
OPTI Canada, Inc. (a)	75,000	1,404,223
Suncor Energy, Inc.	150,000	14,247,360
Total SA sponsored ADR	100,000	8,103,000
Ultra Petroleum Corp. (a)	110,000	6,824,400
Valero Energy Corp.	200,000	13,436,000
		178,059,383
TOTAL ENERGY		231,883,633
FINANCIALS - 20.5%
Capital Markets - 2.9%
Bear Stearns Companies, Inc.	100,000	12,281,000
Credit Suisse Group sponsored ADR	100,000	6,633,000
Goldman Sachs Group, Inc.	125,000	27,092,500
KKR Private Equity Investors, LP	800,000	15,840,000
Lehman Brothers Holdings, Inc.	250,000	15,432,500
State Street Corp.	100,000	6,816,000
UBS AG (NY Shares)	125,000	6,656,250
		90,751,250
Commercial Banks - 3.9%
Anglo Irish Bank Corp. PLC	475,000	8,981,661
Banner Corp.	125,000	4,298,750
Commerce Bancorp, Inc.	300,000	11,634,000
Erste Bank AG	100,000	7,621,970
HSBC Holdings PLC sponsored ADR	100,000	9,260,000
M&T Bank Corp.	125,000	12,931,250
Prosperity Bancshares, Inc.	125,000	4,145,000
Standard Chartered PLC (United Kingdom)	374,998	12,277,435
Sterling Bancshares, Inc.	275,000	3,137,750
Sterling Financial Corp., Washington	125,000	3,363,750
Umpqua Holdings Corp.	175,000	3,501,750
Wachovia Corp.	850,000	42,627,500
		123,780,816
Consumer Finance - 0.6%
American Express Co.	300,000	17,811,000
Diversified Financial Services - 5.9%
African Bank Investments Ltd.	1,750,015	7,954,960
Bank of America Corp.	1,350,000	67,864,500
Citigroup, Inc.	1,150,000	53,670,500
Climate Exchange PLC (a)	150,000	4,426,039
JPMorgan Chase & Co.	1,000,000	45,820,000
MarketAxess Holdings, Inc. (a)	275,000	4,125,000
		183,860,999
Insurance - 6.2%
ACE Ltd.	324,970	19,683,433

	Shares	Value
AFLAC, Inc.	175,000	$ 9,982,000
American International Group, Inc.	1,350,033	91,329,732
Arch Capital Group Ltd. (a)	75,000	5,580,750
Hartford Financial Services Group, Inc.	100,000	9,255,000
Max Capital Group Ltd.	105,000	2,944,200
MetLife, Inc.	100,000	6,973,000
Prudential Financial, Inc.	130,000	12,685,400
RenaissanceRe Holdings Ltd.	325,000	21,258,250
The Chubb Corp.	100,000	5,364,000
W.R. Berkley Corp.	150,000	4,444,500
XL Capital Ltd. Class A	75,000	5,940,000
		195,440,265
Real Estate Investment Trusts - 0.2%
Duke Realty LP	200,000	6,762,000
Thrifts & Mortgage Finance - 0.8%
Countrywide Financial Corp.	375,022	7,129,168
MGIC Investment Corp. (d)	150,000	4,846,500
Radian Group, Inc. (d)	550,000	12,804,000
		24,779,668
TOTAL FINANCIALS		643,185,998
HEALTH CARE - 12.5%
Biotechnology - 2.6%
Alexion Pharmaceuticals, Inc. (a)	100,000	6,515,000
Alkermes, Inc. (a)	425,000	7,820,000
Alnylam Pharmaceuticals, Inc. (a)	100,000	3,277,000
Amgen, Inc. (a)	575,000	32,527,750
Amylin Pharmaceuticals, Inc. (a)	135,000	6,750,000
Cephalon, Inc. (a)	80,000	5,844,800
CytRx Corp. (a)(d)	500,000	1,730,000
Genentech, Inc. (a)	99,970	7,799,659
MannKind Corp. (a)	350,000	3,388,000
Vertex Pharmaceuticals, Inc. (a)	149,961	5,760,002
		81,412,211
Health Care Equipment & Supplies - 1.9%
ArthroCare Corp. (a)	120,000	6,706,800
Conceptus, Inc. (a)	525,000	9,964,500
Covidien Ltd. (a)	100,000	4,150,000
DENTSPLY International, Inc.	150,000	6,246,000
Medtronic, Inc.	250,000	14,102,500
Mindray Medical International Ltd. sponsored ADR	200,000	8,590,000
NeuroMetrix, Inc. (a)	200,000	1,746,000
NxStage Medical, Inc. (a)	256,000	3,709,440
Sirona Dental Systems, Inc. (a)	100,000	3,567,000
		58,782,240
Health Care Providers & Services - 2.4%
athenahealth, Inc.	2,400	81,384
Brookdale Senior Living, Inc.	121,700	4,844,877
DaVita, Inc. (a)	175,000	11,056,500
Emergency Medical Services Corp. Class A (a)	70,634	2,136,679
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
Henry Schein, Inc. (a)	100,000	$ 6,084,000
I-trax, Inc. (a)	1,100,000	4,180,000
MWI Veterinary Supply, Inc. (a)	150,000	5,662,500
UnitedHealth Group, Inc.	700,022	33,902,065
VCA Antech, Inc. (a)	175,000	7,306,250
		75,254,255
Health Care Technology - 0.5%
Allscripts Healthcare Solutions, Inc. (a)	250,000	6,757,500
Cerner Corp. (a)	150,000	8,971,500
		15,729,000
Life Sciences Tools & Services - 1.4%
Charles River Laboratories International, Inc. (a)	75,000	4,211,250
Covance, Inc. (a)	100,000	7,790,000
ICON PLC sponsored ADR	125,005	6,379,005
Illumina, Inc. (a)	125,000	6,485,000
Millipore Corp. (a)	150,000	11,370,000
Pharmaceutical Product Development, Inc.	175,000	6,202,000
QIAGEN NV (a)	75,000	1,455,750
		43,893,005
Pharmaceuticals - 3.7%
Barr Pharmaceuticals, Inc. (a)	225,000	12,804,750
Elan Corp. PLC sponsored ADR (a)	350,022	7,364,463
Endo Pharmaceuticals Holdings, Inc. (a)	250,000	7,752,500
Johnson & Johnson	700,027	45,991,774
Medicis Pharmaceutical Corp. Class A	325,000	9,915,750
Merck & Co., Inc.	450,000	23,260,500
Nexmed, Inc. (a)	2,004,847	3,307,998
Roche Holding AG (participation certificate)	34,957	6,313,234
		116,710,969
TOTAL HEALTH CARE		391,781,680
INDUSTRIALS - 13.0%
Aerospace & Defense - 1.5%
General Dynamics Corp.	200,000	16,894,000
Honeywell International, Inc.	200,000	11,894,000
United Technologies Corp.	225,000	18,108,000
		46,896,000
Air Freight & Logistics - 1.2%
C.H. Robinson Worldwide, Inc.	100,017	5,429,923
FedEx Corp.	50,000	5,237,500
United Parcel Service, Inc. Class B	375,000	28,162,500
		38,829,923
Airlines - 0.5%
Delta Air Lines, Inc. (a)	300,000	5,385,000

	Shares	Value
Ryanair Holdings PLC sponsored ADR (a)	100,000	$ 4,151,000
US Airways Group, Inc. (a)	250,000	6,562,500
		16,098,500
Building Products - 0.4%
American Standard Companies, Inc.	175,000	6,233,500
Universal Forest Products, Inc.	200,000	5,980,000
		12,213,500
Commercial Services & Supplies - 2.5%
Corporate Executive Board Co.	425,000	31,552,000
CoStar Group, Inc. (a)	254,185	13,586,188
Dun & Bradstreet Corp.	60,000	5,916,600
Equifax, Inc.	200,000	7,624,000
Healthcare Services Group, Inc.	600,000	12,162,000
Robert Half International, Inc.	299,980	8,957,403
		79,798,191
Construction & Engineering - 0.7%
Chicago Bridge & Iron Co. NV (NY Shares)	117,500	5,059,550
Flint Energy Services Ltd. (a)	111,300	2,992,621
Fluor Corp.	50,000	7,199,000
Great Lakes Dredge & Dock Corp. (a)	32,081	281,030
Quanta Services, Inc. (a)	227,300	6,012,085
		21,544,286
Electrical Equipment - 1.9%
Energy Conversion Devices, Inc. (a)(d)	275,000	6,248,000
Evergreen Solar, Inc. (a)(d)	1,723,393	15,389,899
Q-Cells AG (a)(d)	135,000	13,802,967
SolarWorld AG (d)	275,000	15,831,096
Suntech Power Holdings Co. Ltd. sponsored ADR (a)	200,000	7,980,000
		59,251,962
Industrial Conglomerates - 3.6%
3M Co.	100,000	9,358,000
General Electric Co.	2,499,961	103,498,388
		112,856,388
Machinery - 0.7%
Bucyrus International, Inc. Class A	100,000	7,293,000
Illinois Tool Works, Inc.	150,024	8,947,431
Tata Motors Ltd. sponsored ADR (d)	225,000	4,306,500
		20,546,931
TOTAL INDUSTRIALS		408,035,681
INFORMATION TECHNOLOGY - 19.4%
Communications Equipment - 3.5%
Cisco Systems, Inc. (a)	1,000,000	33,110,000
Comverse Technology, Inc. (a)	500,000	9,900,000
Corning, Inc.	1,500,000	36,975,000
Foxconn International Holdings Ltd. (a)	2,250,000	6,164,899
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Harris Corp.	175,000	$ 10,113,250
Nice Systems Ltd. sponsored ADR (a)	394,000	14,120,960
		110,384,109
Computers & Peripherals - 2.7%
Apple, Inc. (a)	260,000	39,920,400
Dell, Inc. (a)	799,976	22,079,338
Hewlett-Packard Co.	350,000	17,426,500
Sun Microsystems, Inc. (a)	1,250,000	7,012,500
		86,438,738
Electronic Equipment & Instruments - 1.8%
Acacia Research Corp. - Acacia Technologies (a)	650,000	9,542,000
Comverge, Inc.	250,000	8,215,000
Everlight Electronics Co. Ltd.	514,960	2,248,561
Hon Hai Precision Industry Co. Ltd. (Foxconn)	1,440,000	10,854,604
Itron, Inc. (a)	44,700	4,160,229
Motech Industries, Inc.	1,849,630	20,120,075
		55,140,469
Internet Software & Services - 3.9%
Akamai Technologies, Inc. (a)	275,000	7,900,750
eBay, Inc. (a)	150,000	5,853,000
Google, Inc. Class A (sub. vtg.) (a)	154,970	87,909,832
SAVVIS, Inc. (a)	200,000	7,756,000
Terremark Worldwide, Inc. (a)	1,000,019	7,170,136
The Knot, Inc. (a)	250,000	5,315,000
		121,904,718
IT Services - 2.4%
BearingPoint, Inc. (a)	400,000	1,620,000
Cognizant Technology Solutions Corp. Class A (a)	175,100	13,967,727
Mastercard, Inc. Class A	120,000	17,756,400
MoneyGram International, Inc.	470,000	10,617,300
Paychex, Inc.	450,000	18,450,000
The Western Union Co.	600,000	12,582,000
		74,993,427
Semiconductors & Semiconductor Equipment - 3.7%
ARM Holdings PLC sponsored ADR	750,000	7,057,500
ASML Holding NV (NY Shares) (a)	200,000	6,572,000
Intel Corp.	1,600,000	41,376,000
LDK Solar Co. Ltd. Sponsored ADR	50,000	3,445,000
LSI Corp. (a)	600,000	4,452,000
Marvell Technology Group Ltd. (a)	85,000	1,391,450
Maxim Integrated Products, Inc.	150,000	4,402,500
MEMC Electronic Materials, Inc. (a)	300,000	17,658,000
National Semiconductor Corp.	175,020	4,746,542
Renesola Ltd.	1,000,000	7,131,181

	Shares	Value
Richtek Technology Corp.	200,000	$ 2,377,815
Siliconware Precision Industries Co. Ltd. sponsored ADR	299,984	3,629,806
Taiwan Semiconductor Manufacturing Co. Ltd.	5,999,995	11,692,958
		115,932,752
Software - 1.4%
Check Point Software Technologies Ltd. (a)	200,000	5,036,000
Microsoft Corp.	500,000	14,730,000
Nintendo Co. Ltd.	10,000	5,188,000
Quality Systems, Inc.	500,000	18,315,000
		43,269,000
TOTAL INFORMATION TECHNOLOGY		608,063,213
MATERIALS - 2.2%
Chemicals - 1.3%
Airgas, Inc.	75,000	3,872,250
Albemarle Corp.	75,000	3,315,000
Ecolab, Inc.	200,000	9,440,000
Hercules, Inc.	250,000	5,255,000
Monsanto Co.	150,000	12,861,000
Tokuyama Corp.	525,000	7,964,793
		42,708,043
Metals & Mining - 0.7%
ArcelorMittal SA (NY Shares) Class A	200,000	15,672,000
Equigold NL	1,000,000	2,308,150
Titanium Metals Corp. (a)	100,000	3,356,000
		21,336,150
Paper & Forest Products - 0.2%
Glatfelter	350,000	5,194,000
TOTAL MATERIALS		69,238,193
TELECOMMUNICATION SERVICES - 3.9%
Diversified Telecommunication Services - 3.1%
AT&T, Inc.	1,300,000	55,003,000
Level 3 Communications, Inc. (a)	500,000	2,325,000
Verizon Communications, Inc.	925,000	40,959,000
		98,287,000
Wireless Telecommunication Services - 0.8%
America Movil SAB de CV Series L sponsored ADR	100,000	6,400,000
Bharti Airtel Ltd. (a)	400,000	9,629,670
Orascom Telecom Holding SAE GDR	25,000	1,635,000
Sistema JSFC sponsored GDR	225,000	7,481,250
		25,145,920
TOTAL TELECOMMUNICATION SERVICES		123,432,920
Common Stocks - continued
	Shares	Value
UTILITIES - 0.8%
Independent Power Producers & Energy Traders - 0.8%
AES Corp. (a)	300,000	$ 6,012,000
Clipper Windpower PLC (a)	425,600	4,689,710
NRG Energy, Inc. (a)	300,000	12,687,000
		23,388,710
TOTAL COMMON STOCKS (Cost $2,858,947,589)		3,026,083,644
Money Market Funds - 3.6%

Fidelity Cash Central Fund, 5.12% (b)	57,343,637	57,343,637
Fidelity Securities Lending Cash Central Fund, 5.17% (b)(c)	56,357,775	56,357,775
TOTAL MONEY MARKET FUNDS (Cost $113,701,412)		113,701,412
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $2,972,649,001)		3,139,785,056
NET OTHER ASSETS - (0.1)%		(3,774,346)
NET ASSETS - 100%		$ 3,136,010,710
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,405,000 or 0.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,760,238
Fidelity Securities Lending Cash Central Fund	740,930
Total	$ 3,501,168
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	82.1%
United Kingdom	1.7%
Switzerland	1.7%
Taiwan	1.7%
Cayman Islands	1.6%
Bermuda	1.3%
Canada	1.2%
Russia	1.1%
Others (individually less than 1%)	7.6%
100.0%
Income Tax Information
At September 30, 2007, the fund had a capital loss carryforward of approximately $101,274,077 all of which will expire on September 30, 2011.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2007

Assets
Investment in securities, at value (including securities loaned of $55,291,244) - See accompanying schedule: Unaffiliated issuers (cost $2,858,947,589)	$ 3,026,083,644
Fidelity Central Funds (cost $113,701,412)	113,701,412
Total Investments (cost $2,972,649,001)		$ 3,139,785,056
Cash		43,202
Foreign currency held at value (cost $49)		48
Receivable for investments sold		83,925,731
Receivable for fund shares sold		66,633
Dividends receivable		2,549,510
Distributions receivable from Fidelity Central Funds		258,214
Prepaid expenses		3,399
Other receivables		215,360
Total assets		3,226,847,153

Liabilities
Payable for investments purchased	$ 29,937,952
Payable for fund shares redeemed	2,611,781
Accrued management fee	1,096,149
Distribution fees payable	52,867
Other affiliated payables	157,932
Other payables and accrued expenses	621,987
Collateral on securities loaned, at value	56,357,775
Total liabilities		90,836,443

Net Assets		$ 3,136,010,710
Net Assets consist of:
Paid in capital		$ 3,054,363,258
Undistributed net investment income		22,785,930
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(107,908,446)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		166,769,968
Net Assets		$ 3,136,010,710

Statement of Assets and Liabilities - continued

September 30, 2007

Class O: Net Asset Value, offering price and redemption price per share ($2,878,126,787 ÷ 165,043,492 shares)	$ 17.44

Class A: Net Asset Value and redemption price per share ($182,686,059 ÷ 10,699,138 shares)	$ 17.07

Maximum offering price per share (100/94.25 of $17.07)	$ 18.11
Class T: Net Asset Value and redemption price per share ($26,732,014 ÷ 1,580,786 shares)	$ 16.91

Maximum offering price per share (100/96.50 of $16.91)	$ 17.52
Class B: Net Asset Value and offering price per share ($1,356,405 ÷ 80,745 shares)A	$ 16.80

Class C: Net Asset Value and offering price per share ($4,897,066 ÷ 291,510 shares)A	$ 16.80

Institutional Class: Net Asset Value, offering price and redemption price per share ($42,212,379 ÷ 2,404,078 shares)	$ 17.56

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended September 30, 2007

Investment Income
Dividends		$ 42,428,351
Interest		286,047
Income from Fidelity Central Funds		3,501,168
Total income		46,215,566

Expenses
Management fee	$ 13,971,601
Transfer agent fees	893,912
Distribution fees	575,401
Accounting and security lending fees	993,701
Custodian fees and expenses	209,468
Independent trustees' compensation	11,162
Appreciation in deferred trustee compensation account	1,377
Registration fees	163,188
Audit	87,676
Legal	41,128
Interest	1,355
Miscellaneous	29,354
Total expenses before reductions	16,979,323
Expense reductions	(326,507)	16,652,816
Net investment income (loss)		29,562,750
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $495,118)	548,741,807
Foreign currency transactions	(111,382)
Futures contracts	793,920
Total net realized gain (loss)		549,424,345
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $435,917)	(5,709,116)
Assets and liabilities in foreign currencies	68,450
Total change in net unrealized appreciation (depreciation)		(5,640,666)
Net gain (loss)		543,783,679
Net increase (decrease) in net assets resulting from operations		$ 573,346,429

Statement of Changes in Net Assets

	Year ended September 30, 2007	Year ended September 30, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 29,562,750	$ 29,709,248
Net realized gain (loss)	549,424,345	273,478,984
Change in net unrealized appreciation (depreciation)	(5,640,666)	16,232,614
Net increase (decrease) in net assets resulting from operations	573,346,429	319,420,846
Distributions to shareholders from net investment income	(30,072,413)	(25,013,044)
Share transactions - net increase (decrease)	(1,049,322,859)	277,444,856
Total increase (decrease) in net assets	(506,048,843)	571,852,658

Net Assets
Beginning of period	3,642,059,553	3,070,206,895
End of period (including undistributed net investment income of $22,785,930 and undistributed net investment income of $23,631,651, respectively)	$ 3,136,010,710	$ 3,642,059,553

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class O

Years ended September 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 14.82	$ 13.51	$ 11.85	$ 11.06	$ 9.31
Income from Investment Operations
Net investment income (loss) C	.15	.13	.16 F	.10	.09
Net realized and unrealized gain (loss)	2.62	1.29	1.66	.78	1.75
Total from investment operations	2.77	1.42	1.82	.88	1.84
Distributions from net investment income	(.15)	(.11)	(.16)	(.09)	(.09)
Net asset value, end of period	$ 17.44	$ 14.82	$ 13.51	$ 11.85	$ 11.06
Total Return A, B	18.83%	10.55%	15.46%	7.96%	19.88%
Ratios to Average Net Assets D, G
Expenses before reductions	.49%	.49%	.49%	.49%	.49%
Expenses net of fee waivers, if any	.49%	.49%	.49%	.49%	.49%
Expenses net of all reductions	.48%	.48%	.44%	.47%	.46%
Net investment income (loss)	.95%	.90%	1.27% F	.79%	.85%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,878,127	$ 2,915,932	$ 2,988,758	$ 3,099,403	$ 3,144,123
Portfolio turnover rate E	148%	66%	130%	52%	71%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .82%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class A

Years ended September 30,	2007	2006	2005 J	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 14.53	$ 13.24	$ 11.62	$ 10.87	$ 9.16
Income from Investment Operations
Net investment income (loss) D	.08	.06	.08 G	- I	- I
Net realized and unrealized gain (loss)	2.56	1.28	1.62	.77	1.73
Total from investment operations	2.64	1.34	1.70	.77	1.73
Distributions from net investment income	(.10)	(.05)	(.08)	(.02)	(.02)
Net asset value, end of period	$ 17.07	$ 14.53	$ 13.24	$ 11.62	$ 10.87
Total Return A, B, C	18.25%	10.13%	14.68%	7.08%	18.91%
Ratios to Average Net Assets E, H
Expenses before reductions	.91%	.95%	1.09%	1.29%	1.36%
Expenses net of fee waivers, if any	.91%	.95%	1.08%	1.29%	1.36%
Expenses net of all reductions	.90%	.94%	1.03%	1.27%	1.32%
Net investment income (loss)	.52%	.44%	.67% G	-%	(.01)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 182,686	$ 130,332	$ 80,938	$ 52,741	$ 31,240
Portfolio turnover rate F	148%	66%	130%	52%	71%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .22%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Class N was renamed Class A on July 12, 2005.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended September 30,	2007	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 14.45	$ 13.24	$ 12.84
Income from Investment Operations
Net investment income (loss) E	.03	.02	- J
Net realized and unrealized gain (loss)	2.54	1.27	.40
Total from investment operations	2.57	1.29	.40
Distributions from net investment income	(.11)	(.08)	-
Net asset value, end of period	$ 16.91	$ 14.45	$ 13.24
Total Return B, C, D	17.90%	9.75%	3.12%
Ratios to Average Net Assets F, I
Expenses before reductions	1.23%	1.25%	1.18% A
Expenses net of fee waivers, if any	1.23%	1.25%	1.18% A
Expenses net of all reductions	1.22%	1.24%	1.13% A
Net investment income (loss)	.20%	.14%	(.04)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 26,732	$ 12,646	$ 199
Portfolio turnover rate G	148%	66%	130%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 12, 2005 (commencement of sale of shares) to September 30, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Financial Highlights - Class B

Years ended September 30,	2007	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 14.38	$ 13.22	$ 12.84
Income from Investment Operations
Net investment income (loss) E	(.06)	(.06)	(.02)
Net realized and unrealized gain (loss)	2.54	1.27	.40
Total from investment operations	2.48	1.21	.38
Distributions from net investment income	(.06)	(.05)	-
Net asset value, end of period	$ 16.80	$ 14.38	$ 13.22
Total Return B, C, D	17.26%	9.19%	2.96%
Ratios to Average Net Assets F, I
Expenses before reductions	1.81%	1.82%	1.72% A
Expenses net of fee waivers, if any	1.81%	1.82%	1.72% A
Expenses net of all reductions	1.80%	1.81%	1.67% A
Net investment income (loss)	(.37)%	(.42)%	(.59)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,356	$ 909	$ 106
Portfolio turnover rate G	148%	66%	130%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 12, 2005 (commencement of sale of shares) to September 30, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended September 30,	2007	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 14.37	$ 13.22	$ 12.84
Income from Investment Operations
Net investment income (loss) E	(.06)	(.06)	(.02)
Net realized and unrealized gain (loss)	2.54	1.28	.40
Total from investment operations	2.48	1.22	.38
Distributions from net investment income	(.05)	(.07)	-
Net asset value, end of period	$ 16.80	$ 14.37	$ 13.22
Total Return B, C, D	17.31%	9.20%	2.96%
Ratios to Average Net Assets F, I
Expenses before reductions	1.79%	1.84%	1.69% A
Expenses net of fee waivers, if any	1.79%	1.84%	1.69% A
Expenses net of all reductions	1.78%	1.84%	1.64% A
Net investment income (loss)	(.36)%	(.45)%	(.56)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,897	$ 2,758	$ 103
Portfolio turnover rate G	148%	66%	130%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 12, 2005 (commencement of sale of shares) to September 30, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Institutional Class

Years ended September 30,	2007	2006	2005 G
Selected Per-Share Data
Net asset value, beginning of period	$ 14.77	$ 13.50	$ 13.08
Income from Investment Operations
Net investment income (loss) D	.12	.09	.01
Net realized and unrealized gain (loss)	2.67	1.29	.41
Total from investment operations	2.79	1.38	.42
Distributions from net investment income	-	(.11)	-
Net asset value, end of period	$ 17.56	$ 14.77	$ 13.50
Total Return B, C	18.89%	10.26%	3.21%
Ratios to Average Net Assets E, H
Expenses before reductions	.65%	.77%	.69% A
Expenses net of fee waivers, if any	.65%	.77%	.69% A
Expenses net of all reductions	.64%	.76%	.64% A
Net investment income (loss)	.78%	.62%	.41% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 42,212	$ 579,483	$ 103
Portfolio turnover rate F	148%	66%	130%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period July 12, 2005 (commencement of sale of shares) to September 30, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2007

1. Organization.

Fidelity Advisor Diversified Stock Fund (the Fund) is a fund of Fidelity Destiny Portfolios (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is authorized to issue an unlimited number of shares.

The Fund offers six classes of shares, Class O, Class A (formerly Class N), Class T, Class B, Class C, and Institutional Class, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

On September 29, 2006, the President signed into law the Military Personnel Financial Services Protection Act (the "Act") which prohibits the issuance or sale of new periodic payment plans, such as the Destiny Plans. Effective October 27, 2006, shares of Class A and Class O will no longer be offered to the general public through Fidelity Systematic Investment Plans. The Act does not alter the rights or obligations, including rights of redemption, of existing Destiny Planholders. Planholders can contribute to existing Destiny Plans I: O and Destiny Plans I: N.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, futures transactions, certain foreign taxes, partnerships, capital loss carryforwards, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 327,305,092
Unrealized depreciation	(167,169,497)
Net unrealized appreciation (depreciation)	160,135,595
Undistributed ordinary income	21,493,420
Capital loss carryforward	(101,274,077)
Cost for federal income tax purposes	$ 2,979,649,461

The tax character of distributions paid was as follows:

	September 30, 2007	September 30, 2006
Ordinary Income	$ 30,072,413	$ 25,013,044

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in the Schedule of Investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $4,687,922,777 and $5,790,848,982, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .17% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .43% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 401,951	49,749
Class T	.25%	.25%	119,644	4,868
Class B	.75%	.25%	13,269	10,045
Class C	.75%	.25%	40,537	17,552
			$ 575,401	$ 82,214

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 31,488
Class T	4,036
Class B*	2,797
Class C*	3,335
$ 41,656

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for Class A, Class T, Class B, Class C and Institutional Class. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for Class O. FIIOC and FSC receive account fees and asset-based fees that vary according to account size and type of account of the shareholders of the respective classes of the Fund. FSC does not receive a fee for Class O Destiny Plan accounts. In addition, FIIOC and FSC pay for typesetting, printing, and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class O	$ 289,019.01
Class A	292,319.18
Class T	61,218.26
Class B	4,297.32
Class C	12,779.32
Institutional Class	234,280.17
	$ 893,912

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $32,671 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,967,000	5.44%	$ 1,355

Annual Report

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $7,879 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $740,930.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $251,761 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $6,352. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class O	$ 1,710
Class A	2,005
Class T	250
Institutional Class	674
$ 4,639

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, a transfer agent of the Fund, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated

Annual Report

Notes to Financial Statements - continued

10. Other - continued

to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended September 30,	2007	2006
From net investment income
Class O	$ 28,900,136	$ 24,229,472
Class A	976,377	321,631
Class T	177,927	1,411
Class B	5,391	610
Class C	12,582	1,082
Institutional Class	-	458,838
Total	$ 30,072,413	$ 25,013,044

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended September 30,	2007	2006	2007	2006
Class O
Shares sold	3,506,962	5,789,224	$ 55,847,896	$ 84,710,510
Reinvestment of distributions	1,573,620	1,401,691	24,375,356	20,198,400
Shares redeemed	(36,793,773)	(31,715,161)	(593,298,582)	(457,755,224)
Net increase (decrease)	(31,713,191)	(24,524,246)	$ (513,075,330)	$ (352,846,314)
Class A
Shares sold	3,127,611	3,470,852	$ 48,834,750	$ 49,284,464
Reinvestment of distributions	61,138	20,568	930,525	291,651
Shares redeemed	(1,462,015)	(630,247)	(23,133,989)	(8,920,811)
Net increase (decrease)	1,726,734	2,861,173	$ 26,631,286	$ 40,655,304
Class T
Shares sold	1,103,751	906,681	$ 16,839,396	$ 12,885,472
Reinvestment of distributions	11,601	100	175,291	1,411
Shares redeemed	(409,973)	(46,443)	(6,466,921)	(658,325)
Net increase (decrease)	705,379	860,338	$ 10,547,766	$ 12,228,558
Class B
Shares sold	70,820	66,438	$ 1,073,799	$ 936,863
Reinvestment of distributions	325	43	4,907	610
Shares redeemed	(53,648)	(11,234)	(836,615)	(156,453)
Net increase (decrease)	17,497	55,247	$ 242,091	$ 781,020
Class C
Shares sold	190,781	203,408	$ 2,924,440	$ 2,869,624
Reinvestment of distributions	771	44	11,622	624
Shares redeemed	(91,877)	(19,405)	(1,415,932)	(268,904)
Net increase (decrease)	99,675	184,047	$ 1,520,130	$ 2,601,344
Institutional Class
Shares sold	2,418,447	47,475,937	$ 36,833,323	$ 693,596,234
Reinvestment of distributions	-	31,810	-	458,064
Shares redeemed	(39,238,416)	(8,291,345)	(612,022,125)	(120,029,354)
Net increase (decrease)	(36,819,969)	39,216,402	$ (575,188,802)	$ 574,024,944

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Destiny Portfolios and Shareholders of Fidelity Advisor Diversified Stock Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Diversified Stock Fund (the Fund), a fund of Fidelity Destiny Portfolios, including the schedule of investments, as of September 30, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Diversified Stock Fund as of September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 20, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 369 funds advised by FMR or an affiliate. Mr. Curvey oversees 339 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-
present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-
2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello and Mr. Wiley may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Destiny Portfolios. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Destiny Portfolios. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Destiny Portfolios. Mr. Wiley also serves as Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-present) and a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present), and an Advisory Director of Riverstone Holdings (private investment firm). Previously, Mr. Wiley served as Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Diversified Stock. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of Advisor Diversified Stock. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Bruce T. Herring (42)

Year of Election or Appointment: 2006

Vice President of Advisor Diversified Stock. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Advisor Diversified Stock. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of Advisor Diversified Stock. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-
present), and is an employee of FMR.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Diversified Stock. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Diversified Stock. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Diversified Stock. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Diversified Stock. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-
present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Diversified Stock. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Diversified Stock. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Diversified Stock. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Advisor Diversified Stock. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Diversified Stock. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

Class A designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 100% of dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Diversified Stock Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Class O and Class A of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Class O and Class A show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Advisor Diversified Stock Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Class O of the fund was in the fourth quartile for the one-year period and the third quartile for the three- and five-year periods. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund's disappointing performance relative to its peer group. The Board will continue to closely monitor the performance of the fund in the coming year.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 3% means that 97% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Diversified Stock Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2006.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Annual Report

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.
Fidelity Research & Analysis Company
Fidelity Investments Japan Limited
Fidelity International Investment Advisers
Fidelity International Investment Advisers (U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Boston, MA

DESIN-UANN-1107
1.837886.101

(Fidelity Investment logo)(registered trademark)

Fidelity Destiny® Portfolios:
Fidelity® Advisor

Diversified Stock Fund -

Class O

Annual Report

September 30, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2007	Past 1 year	Past 5 years	Past 10 years
Class O	18.83%	14.44%	2.72%
$50/month 15-Year Plan A	-43.20%	10.31%	1.37%

A The figures provided for a "$50/month 15-year Plan" illustrate the class' performance adjusted to reflect custodian fees and sales charges assessed by the Plans. The maximum creation and sales charges for the Plan is 50% of the first 12 investments in the Plan, and 5.7% on each subsequent investment thereafter, and a Custodian Fee of up to $1.50 per investment. Actual fees and charges will vary by Plan and investment amount. The illustration assumes an initial investment at the beginning of each period shown and does not reflect what investors would have earned had they made regular monthly investments over the period. Investors should consult the Plans' prospectus for more complete information on the impact of the separate charges and fees applicable to each Plan.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Diversified Stock Fund: Class O on September 30, 1997. The chart shows how the value of an investment in the fund would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from James Morrow, Portfolio Manager of Fidelity® Advisor Diversified Stock Fund

The U.S. equity market had double-digit returns for the 12 months ending September 30, 2007. The period began with a four-month winning streak amid falling energy prices, upbeat economic data and solid corporate earnings. However, stocks tumbled in February, stung by the combination of a slowing housing market, a subprime mortgage loan crisis and a short-lived freefall in the Asian markets. Stocks rallied strongly from March through May, but were extremely volatile during the final four months of the period. Crude oil prices spiked to record highs, ending the period above $80 per barrel. The housing slump grew more pronounced, while a precipitous decline in subprime mortgage prices spread throughout the credit markets. The Federal Reserve Board helped spark a late-period rally, first by lowering its discount rate, then by a larger-than-expected 0.50% rate cut in the federal funds target rate. For the 12 months as a whole, the Standard & Poor's 500SM Index advanced 16.44%, the Dow Jones Industrial AverageSM rose 21.69% and the NASDAQ Composite® Index gained 20.52%.

During the past year, the fund's Class O shares returned 18.83% (excluding sales charges), topping the S&P 500®. Rewarding stock selection in information technology, health care and consumer staples added the most to the fund's performance, while it received more-modest benefits from timely picks in materials, industrials and telecommunication services. A modest underweighting in financials also benefited performance. Further, the fund's foreign exposure helped our absolute performance given the U.S. dollar's weakness. Among individual holdings, online advertising and search provider Google was our top contributor, its stock lifted by the company's growing share of the expanding market for online ads. Not owning poorly performing drug provider and index component Pfizer also was beneficial. Elsewhere, consumer electronics and personal computer maker Apple boosted our results, along with Swiss food and beverage supplier Nestle and SolarWorld, a German integrated solar energy company. Conversely, stock selection in both consumer discretionary and energy undermined our results, as did an underweighting in energy. Specifically, underweighting Exxon Mobil and not having a stake in Chevron were counterproductive decisions, as these index components posted strong gains. Mortgage insurer Radian Group and online education services provider Apollo Group - a stock I sold during the period - detracted as well. Nestle, SolarWorld and Radian were out-of-benchmark holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including Destiny Plan Creation and Sales Charges on purchases of Class O and certain purchases of Class A, sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2007 to September 30, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Paid During Period* April 1, 2007 to September 30, 2007
Class O
Actual	$ 1,000.00	$ 1,106.60	$ 2.53
Hypothetical A	$ 1,000.00	$ 1,022.66	$ 2.43
Class A
Actual	$ 1,000.00	$ 1,103.40	$ 4.80
Hypothetical A	$ 1,000.00	$ 1,020.51	$ 4.61
Class T
Actual	$ 1,000.00	$ 1,102.30	$ 6.53
Hypothetical A	$ 1,000.00	$ 1,018.85	$ 6.28
Class B
Actual	$ 1,000.00	$ 1,099.50	$ 9.32
Hypothetical A	$ 1,000.00	$ 1,016.19	$ 8.95
Class C
Actual	$ 1,000.00	$ 1,099.50	$ 9.32
Hypothetical A	$ 1,000.00	$ 1,016.19	$ 8.95
Institutional Class
Actual	$ 1,000.00	$ 1,105.10	$ 3.38
Hypothetical A	$ 1,000.00	$ 1,021.86	$ 3.24

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class O	.48%
Class A	.91%
Class T	1.24%
Class B	1.77%
Class C	1.77%
Institutional Class	.64%

Annual Report

Investment Changes

Top Ten Stocks as of September 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	3.3	3.5
American International Group, Inc.	2.9	2.6
Google, Inc. Class A (sub. vtg.)	2.8	2.2
Procter & Gamble Co.	2.3	1.5
Bank of America Corp.	2.2	3.0
AT&T, Inc.	1.7	0.0
Citigroup, Inc.	1.7	0.0
Johnson & Johnson	1.5	0.7
JPMorgan Chase & Co.	1.5	1.1
Wachovia Corp.	1.4	0.8
	21.3
Top Five Market Sectors as of September 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.5	17.5
Information Technology	19.4	19.5
Industrials	13.0	13.4
Health Care	12.5	13.1
Consumer Staples	8.5	10.2
Asset Allocation (% of fund's net assets)
As of September 30, 2007 *		As of March 31, 2007 **
	Stocks 96.5%		Stocks 98.8%
	Convertible Securities 0.0%		Convertible Securities 0.1%
	Short-Term Investments and Net Other Assets 3.5%		Short-Term Investments and Net Other Assets 1.1%
* Foreign investments	17.9%	** Foreign investments	20.5%

Annual Report

Investments September 30, 2007

Showing Percentage of Net Assets

Common Stocks - 96.5%
	Shares	Value
CONSUMER DISCRETIONARY - 8.3%
Automobiles - 0.1%
Harley-Davidson, Inc.	100,000	$ 4,621,000
Distributors - 0.7%
Li & Fung Ltd.	5,250,000	22,286,255
Diversified Consumer Services - 0.2%
New Oriental Education & Technology Group, Inc. sponsored ADR	115,000	7,654,400
Hotels, Restaurants & Leisure - 0.6%
McCormick & Schmick's Seafood Restaurants (a)	15,280	287,722
Red Robin Gourmet Burgers, Inc. (a)	250,000	10,725,000
Starbucks Corp. (a)	300,000	7,860,000
		18,872,722
Household Durables - 0.9%
D.R. Horton, Inc.	500,000	6,405,000
Harman International Industries, Inc.	36,600	3,166,632
KB Home	524,960	13,155,498
Ryland Group, Inc.	200,000	4,286,000
Standard Pacific Corp.	400,000	2,196,000
		29,209,130
Leisure Equipment & Products - 0.4%
Brunswick Corp.	250,000	5,715,000
Eastman Kodak Co.	200,000	5,352,000
		11,067,000
Media - 2.6%
Comcast Corp. Class A	500,000	12,090,000
Dolan Media Co.	150,000	3,645,000
EchoStar Communications Corp. Class A (a)	150,000	7,021,500
New Frontier Media, Inc.	1,000,000	6,130,000
Playboy Enterprises, Inc. Class B (non-vtg.) (a)	1,000,046	10,740,494
The DIRECTV Group, Inc. (a)	300,000	7,284,000
The Walt Disney Co.	450,000	15,475,500
Time Warner, Inc.	1,050,000	19,278,000
		81,664,494
Multiline Retail - 1.2%
Kohl's Corp. (a)	75,000	4,299,750
Macy's, Inc.	925,000	29,896,000
Target Corp.	50,000	3,178,500
		37,374,250
Specialty Retail - 1.4%
Charlotte Russe Holding, Inc. (a)	250,000	3,660,000
Citi Trends, Inc. (a)	533,600	11,611,136
Home Depot, Inc.	500,040	16,221,298
Staples, Inc.	550,000	11,819,500
		43,311,934

	Shares	Value
Textiles, Apparel & Luxury Goods - 0.2%
Under Armour, Inc. Class A (sub. vtg.) (a)(d)	90,000	$ 5,383,800
TOTAL CONSUMER DISCRETIONARY		261,444,985
CONSUMER STAPLES - 8.5%
Beverages - 0.6%
InBev SA	80,000	7,250,925
Molson Coors Brewing Co. Class B	100,000	9,967,000
		17,217,925
Food & Staples Retailing - 2.7%
Sysco Corp.	175,000	6,228,250
United Natural Foods, Inc. (a)	975,000	26,539,500
Wal-Mart Stores, Inc.	150,000	6,547,500
Walgreen Co.	200,000	9,448,000
Whole Foods Market, Inc. (d)	650,000	31,824,000
X5 Retail Group NV GDR (a)(e)	100,000	3,405,000
		83,992,250
Food Products - 2.2%
Bunge Ltd.	30,000	3,223,500
Dean Foods Co.	150,000	3,837,000
Diamond Foods, Inc.	350,000	7,231,000
Green Mountain Coffee Roasters, Inc. (a)	200,000	6,638,000
Groupe Danone	100,000	7,865,000
Marine Harvest ASA (a)	5,000,000	6,362,456
McCormick & Co., Inc. (non-vtg.)	50,000	1,798,500
Nestle SA (Reg.)	75,000	33,570,000
		70,525,456
Household Products - 2.8%
Colgate-Palmolive Co.	225,000	16,047,000
Procter & Gamble Co.	1,000,000	70,340,000
		86,387,000
Personal Products - 0.2%
Avon Products, Inc.	200,000	7,506,000
TOTAL CONSUMER STAPLES		265,628,631
ENERGY - 7.4%
Energy Equipment & Services - 1.7%
ENSCO International, Inc.	125,000	7,012,500
National Oilwell Varco, Inc. (a)	125,000	18,062,500
Noble Corp.	125,000	6,131,250
North American Energy Partners, Inc.	550,000	9,493,000
Schlumberger Ltd. (NY Shares)	125,000	13,125,000
		53,824,250
Oil, Gas & Consumable Fuels - 5.7%
Chesapeake Energy Corp.	350,000	12,341,000
ConocoPhillips	150,000	13,165,500
EOG Resources, Inc.	150,000	10,849,500
Exxon Mobil Corp.	350,000	32,396,000
Gazprom OAO sponsored ADR	300,000	13,200,000
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Lukoil Oil Co. sponsored ADR	125,000	$ 10,365,000
Marathon Oil Corp.	620,000	35,352,400
OJSC Rosneft unit	750,000	6,375,000
OPTI Canada, Inc. (a)	75,000	1,404,223
Suncor Energy, Inc.	150,000	14,247,360
Total SA sponsored ADR	100,000	8,103,000
Ultra Petroleum Corp. (a)	110,000	6,824,400
Valero Energy Corp.	200,000	13,436,000
		178,059,383
TOTAL ENERGY		231,883,633
FINANCIALS - 20.5%
Capital Markets - 2.9%
Bear Stearns Companies, Inc.	100,000	12,281,000
Credit Suisse Group sponsored ADR	100,000	6,633,000
Goldman Sachs Group, Inc.	125,000	27,092,500
KKR Private Equity Investors, LP	800,000	15,840,000
Lehman Brothers Holdings, Inc.	250,000	15,432,500
State Street Corp.	100,000	6,816,000
UBS AG (NY Shares)	125,000	6,656,250
		90,751,250
Commercial Banks - 3.9%
Anglo Irish Bank Corp. PLC	475,000	8,981,661
Banner Corp.	125,000	4,298,750
Commerce Bancorp, Inc.	300,000	11,634,000
Erste Bank AG	100,000	7,621,970
HSBC Holdings PLC sponsored ADR	100,000	9,260,000
M&T Bank Corp.	125,000	12,931,250
Prosperity Bancshares, Inc.	125,000	4,145,000
Standard Chartered PLC (United Kingdom)	374,998	12,277,435
Sterling Bancshares, Inc.	275,000	3,137,750
Sterling Financial Corp., Washington	125,000	3,363,750
Umpqua Holdings Corp.	175,000	3,501,750
Wachovia Corp.	850,000	42,627,500
		123,780,816
Consumer Finance - 0.6%
American Express Co.	300,000	17,811,000
Diversified Financial Services - 5.9%
African Bank Investments Ltd.	1,750,015	7,954,960
Bank of America Corp.	1,350,000	67,864,500
Citigroup, Inc.	1,150,000	53,670,500
Climate Exchange PLC (a)	150,000	4,426,039
JPMorgan Chase & Co.	1,000,000	45,820,000
MarketAxess Holdings, Inc. (a)	275,000	4,125,000
		183,860,999
Insurance - 6.2%
ACE Ltd.	324,970	19,683,433

	Shares	Value
AFLAC, Inc.	175,000	$ 9,982,000
American International Group, Inc.	1,350,033	91,329,732
Arch Capital Group Ltd. (a)	75,000	5,580,750
Hartford Financial Services Group, Inc.	100,000	9,255,000
Max Capital Group Ltd.	105,000	2,944,200
MetLife, Inc.	100,000	6,973,000
Prudential Financial, Inc.	130,000	12,685,400
RenaissanceRe Holdings Ltd.	325,000	21,258,250
The Chubb Corp.	100,000	5,364,000
W.R. Berkley Corp.	150,000	4,444,500
XL Capital Ltd. Class A	75,000	5,940,000
		195,440,265
Real Estate Investment Trusts - 0.2%
Duke Realty LP	200,000	6,762,000
Thrifts & Mortgage Finance - 0.8%
Countrywide Financial Corp.	375,022	7,129,168
MGIC Investment Corp. (d)	150,000	4,846,500
Radian Group, Inc. (d)	550,000	12,804,000
		24,779,668
TOTAL FINANCIALS		643,185,998
HEALTH CARE - 12.5%
Biotechnology - 2.6%
Alexion Pharmaceuticals, Inc. (a)	100,000	6,515,000
Alkermes, Inc. (a)	425,000	7,820,000
Alnylam Pharmaceuticals, Inc. (a)	100,000	3,277,000
Amgen, Inc. (a)	575,000	32,527,750
Amylin Pharmaceuticals, Inc. (a)	135,000	6,750,000
Cephalon, Inc. (a)	80,000	5,844,800
CytRx Corp. (a)(d)	500,000	1,730,000
Genentech, Inc. (a)	99,970	7,799,659
MannKind Corp. (a)	350,000	3,388,000
Vertex Pharmaceuticals, Inc. (a)	149,961	5,760,002
		81,412,211
Health Care Equipment & Supplies - 1.9%
ArthroCare Corp. (a)	120,000	6,706,800
Conceptus, Inc. (a)	525,000	9,964,500
Covidien Ltd. (a)	100,000	4,150,000
DENTSPLY International, Inc.	150,000	6,246,000
Medtronic, Inc.	250,000	14,102,500
Mindray Medical International Ltd. sponsored ADR	200,000	8,590,000
NeuroMetrix, Inc. (a)	200,000	1,746,000
NxStage Medical, Inc. (a)	256,000	3,709,440
Sirona Dental Systems, Inc. (a)	100,000	3,567,000
		58,782,240
Health Care Providers & Services - 2.4%
athenahealth, Inc.	2,400	81,384
Brookdale Senior Living, Inc.	121,700	4,844,877
DaVita, Inc. (a)	175,000	11,056,500
Emergency Medical Services Corp. Class A (a)	70,634	2,136,679
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
Henry Schein, Inc. (a)	100,000	$ 6,084,000
I-trax, Inc. (a)	1,100,000	4,180,000
MWI Veterinary Supply, Inc. (a)	150,000	5,662,500
UnitedHealth Group, Inc.	700,022	33,902,065
VCA Antech, Inc. (a)	175,000	7,306,250
		75,254,255
Health Care Technology - 0.5%
Allscripts Healthcare Solutions, Inc. (a)	250,000	6,757,500
Cerner Corp. (a)	150,000	8,971,500
		15,729,000
Life Sciences Tools & Services - 1.4%
Charles River Laboratories International, Inc. (a)	75,000	4,211,250
Covance, Inc. (a)	100,000	7,790,000
ICON PLC sponsored ADR	125,005	6,379,005
Illumina, Inc. (a)	125,000	6,485,000
Millipore Corp. (a)	150,000	11,370,000
Pharmaceutical Product Development, Inc.	175,000	6,202,000
QIAGEN NV (a)	75,000	1,455,750
		43,893,005
Pharmaceuticals - 3.7%
Barr Pharmaceuticals, Inc. (a)	225,000	12,804,750
Elan Corp. PLC sponsored ADR (a)	350,022	7,364,463
Endo Pharmaceuticals Holdings, Inc. (a)	250,000	7,752,500
Johnson & Johnson	700,027	45,991,774
Medicis Pharmaceutical Corp. Class A	325,000	9,915,750
Merck & Co., Inc.	450,000	23,260,500
Nexmed, Inc. (a)	2,004,847	3,307,998
Roche Holding AG (participation certificate)	34,957	6,313,234
		116,710,969
TOTAL HEALTH CARE		391,781,680
INDUSTRIALS - 13.0%
Aerospace & Defense - 1.5%
General Dynamics Corp.	200,000	16,894,000
Honeywell International, Inc.	200,000	11,894,000
United Technologies Corp.	225,000	18,108,000
		46,896,000
Air Freight & Logistics - 1.2%
C.H. Robinson Worldwide, Inc.	100,017	5,429,923
FedEx Corp.	50,000	5,237,500
United Parcel Service, Inc. Class B	375,000	28,162,500
		38,829,923
Airlines - 0.5%
Delta Air Lines, Inc. (a)	300,000	5,385,000

	Shares	Value
Ryanair Holdings PLC sponsored ADR (a)	100,000	$ 4,151,000
US Airways Group, Inc. (a)	250,000	6,562,500
		16,098,500
Building Products - 0.4%
American Standard Companies, Inc.	175,000	6,233,500
Universal Forest Products, Inc.	200,000	5,980,000
		12,213,500
Commercial Services & Supplies - 2.5%
Corporate Executive Board Co.	425,000	31,552,000
CoStar Group, Inc. (a)	254,185	13,586,188
Dun & Bradstreet Corp.	60,000	5,916,600
Equifax, Inc.	200,000	7,624,000
Healthcare Services Group, Inc.	600,000	12,162,000
Robert Half International, Inc.	299,980	8,957,403
		79,798,191
Construction & Engineering - 0.7%
Chicago Bridge & Iron Co. NV (NY Shares)	117,500	5,059,550
Flint Energy Services Ltd. (a)	111,300	2,992,621
Fluor Corp.	50,000	7,199,000
Great Lakes Dredge & Dock Corp. (a)	32,081	281,030
Quanta Services, Inc. (a)	227,300	6,012,085
		21,544,286
Electrical Equipment - 1.9%
Energy Conversion Devices, Inc. (a)(d)	275,000	6,248,000
Evergreen Solar, Inc. (a)(d)	1,723,393	15,389,899
Q-Cells AG (a)(d)	135,000	13,802,967
SolarWorld AG (d)	275,000	15,831,096
Suntech Power Holdings Co. Ltd. sponsored ADR (a)	200,000	7,980,000
		59,251,962
Industrial Conglomerates - 3.6%
3M Co.	100,000	9,358,000
General Electric Co.	2,499,961	103,498,388
		112,856,388
Machinery - 0.7%
Bucyrus International, Inc. Class A	100,000	7,293,000
Illinois Tool Works, Inc.	150,024	8,947,431
Tata Motors Ltd. sponsored ADR (d)	225,000	4,306,500
		20,546,931
TOTAL INDUSTRIALS		408,035,681
INFORMATION TECHNOLOGY - 19.4%
Communications Equipment - 3.5%
Cisco Systems, Inc. (a)	1,000,000	33,110,000
Comverse Technology, Inc. (a)	500,000	9,900,000
Corning, Inc.	1,500,000	36,975,000
Foxconn International Holdings Ltd. (a)	2,250,000	6,164,899
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Harris Corp.	175,000	$ 10,113,250
Nice Systems Ltd. sponsored ADR (a)	394,000	14,120,960
		110,384,109
Computers & Peripherals - 2.7%
Apple, Inc. (a)	260,000	39,920,400
Dell, Inc. (a)	799,976	22,079,338
Hewlett-Packard Co.	350,000	17,426,500
Sun Microsystems, Inc. (a)	1,250,000	7,012,500
		86,438,738
Electronic Equipment & Instruments - 1.8%
Acacia Research Corp. - Acacia Technologies (a)	650,000	9,542,000
Comverge, Inc.	250,000	8,215,000
Everlight Electronics Co. Ltd.	514,960	2,248,561
Hon Hai Precision Industry Co. Ltd. (Foxconn)	1,440,000	10,854,604
Itron, Inc. (a)	44,700	4,160,229
Motech Industries, Inc.	1,849,630	20,120,075
		55,140,469
Internet Software & Services - 3.9%
Akamai Technologies, Inc. (a)	275,000	7,900,750
eBay, Inc. (a)	150,000	5,853,000
Google, Inc. Class A (sub. vtg.) (a)	154,970	87,909,832
SAVVIS, Inc. (a)	200,000	7,756,000
Terremark Worldwide, Inc. (a)	1,000,019	7,170,136
The Knot, Inc. (a)	250,000	5,315,000
		121,904,718
IT Services - 2.4%
BearingPoint, Inc. (a)	400,000	1,620,000
Cognizant Technology Solutions Corp. Class A (a)	175,100	13,967,727
Mastercard, Inc. Class A	120,000	17,756,400
MoneyGram International, Inc.	470,000	10,617,300
Paychex, Inc.	450,000	18,450,000
The Western Union Co.	600,000	12,582,000
		74,993,427
Semiconductors & Semiconductor Equipment - 3.7%
ARM Holdings PLC sponsored ADR	750,000	7,057,500
ASML Holding NV (NY Shares) (a)	200,000	6,572,000
Intel Corp.	1,600,000	41,376,000
LDK Solar Co. Ltd. Sponsored ADR	50,000	3,445,000
LSI Corp. (a)	600,000	4,452,000
Marvell Technology Group Ltd. (a)	85,000	1,391,450
Maxim Integrated Products, Inc.	150,000	4,402,500
MEMC Electronic Materials, Inc. (a)	300,000	17,658,000
National Semiconductor Corp.	175,020	4,746,542
Renesola Ltd.	1,000,000	7,131,181

	Shares	Value
Richtek Technology Corp.	200,000	$ 2,377,815
Siliconware Precision Industries Co. Ltd. sponsored ADR	299,984	3,629,806
Taiwan Semiconductor Manufacturing Co. Ltd.	5,999,995	11,692,958
		115,932,752
Software - 1.4%
Check Point Software Technologies Ltd. (a)	200,000	5,036,000
Microsoft Corp.	500,000	14,730,000
Nintendo Co. Ltd.	10,000	5,188,000
Quality Systems, Inc.	500,000	18,315,000
		43,269,000
TOTAL INFORMATION TECHNOLOGY		608,063,213
MATERIALS - 2.2%
Chemicals - 1.3%
Airgas, Inc.	75,000	3,872,250
Albemarle Corp.	75,000	3,315,000
Ecolab, Inc.	200,000	9,440,000
Hercules, Inc.	250,000	5,255,000
Monsanto Co.	150,000	12,861,000
Tokuyama Corp.	525,000	7,964,793
		42,708,043
Metals & Mining - 0.7%
ArcelorMittal SA (NY Shares) Class A	200,000	15,672,000
Equigold NL	1,000,000	2,308,150
Titanium Metals Corp. (a)	100,000	3,356,000
		21,336,150
Paper & Forest Products - 0.2%
Glatfelter	350,000	5,194,000
TOTAL MATERIALS		69,238,193
TELECOMMUNICATION SERVICES - 3.9%
Diversified Telecommunication Services - 3.1%
AT&T, Inc.	1,300,000	55,003,000
Level 3 Communications, Inc. (a)	500,000	2,325,000
Verizon Communications, Inc.	925,000	40,959,000
		98,287,000
Wireless Telecommunication Services - 0.8%
America Movil SAB de CV Series L sponsored ADR	100,000	6,400,000
Bharti Airtel Ltd. (a)	400,000	9,629,670
Orascom Telecom Holding SAE GDR	25,000	1,635,000
Sistema JSFC sponsored GDR	225,000	7,481,250
		25,145,920
TOTAL TELECOMMUNICATION SERVICES		123,432,920
Common Stocks - continued
	Shares	Value
UTILITIES - 0.8%
Independent Power Producers & Energy Traders - 0.8%
AES Corp. (a)	300,000	$ 6,012,000
Clipper Windpower PLC (a)	425,600	4,689,710
NRG Energy, Inc. (a)	300,000	12,687,000
		23,388,710
TOTAL COMMON STOCKS (Cost $2,858,947,589)		3,026,083,644
Money Market Funds - 3.6%

Fidelity Cash Central Fund, 5.12% (b)	57,343,637	57,343,637
Fidelity Securities Lending Cash Central Fund, 5.17% (b)(c)	56,357,775	56,357,775
TOTAL MONEY MARKET FUNDS (Cost $113,701,412)		113,701,412
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $2,972,649,001)		3,139,785,056
NET OTHER ASSETS - (0.1)%		(3,774,346)
NET ASSETS - 100%		$ 3,136,010,710
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,405,000 or 0.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,760,238
Fidelity Securities Lending Cash Central Fund	740,930
Total	$ 3,501,168
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	82.1%
United Kingdom	1.7%
Switzerland	1.7%
Taiwan	1.7%
Cayman Islands	1.6%
Bermuda	1.3%
Canada	1.2%
Russia	1.1%
Others (individually less than 1%)	7.6%
100.0%
Income Tax Information
At September 30, 2007, the fund had a capital loss carryforward of approximately $101,274,077 all of which will expire on September 30, 2011.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2007

Assets
Investment in securities, at value (including securities loaned of $55,291,244) - See accompanying schedule: Unaffiliated issuers (cost $2,858,947,589)	$ 3,026,083,644
Fidelity Central Funds (cost $113,701,412)	113,701,412
Total Investments (cost $2,972,649,001)		$ 3,139,785,056
Cash		43,202
Foreign currency held at value (cost $49)		48
Receivable for investments sold		83,925,731
Receivable for fund shares sold		66,633
Dividends receivable		2,549,510
Distributions receivable from Fidelity Central Funds		258,214
Prepaid expenses		3,399
Other receivables		215,360
Total assets		3,226,847,153

Liabilities
Payable for investments purchased	$ 29,937,952
Payable for fund shares redeemed	2,611,781
Accrued management fee	1,096,149
Distribution fees payable	52,867
Other affiliated payables	157,932
Other payables and accrued expenses	621,987
Collateral on securities loaned, at value	56,357,775
Total liabilities		90,836,443

Net Assets		$ 3,136,010,710
Net Assets consist of:
Paid in capital		$ 3,054,363,258
Undistributed net investment income		22,785,930
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(107,908,446)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		166,769,968
Net Assets		$ 3,136,010,710

Statement of Assets and Liabilities - continued

September 30, 2007

Class O: Net Asset Value, offering price and redemption price per share ($2,878,126,787 ÷ 165,043,492 shares)	$ 17.44

Class A: Net Asset Value and redemption price per share ($182,686,059 ÷ 10,699,138 shares)	$ 17.07

Maximum offering price per share (100/94.25 of $17.07)	$ 18.11
Class T: Net Asset Value and redemption price per share ($26,732,014 ÷ 1,580,786 shares)	$ 16.91

Maximum offering price per share (100/96.50 of $16.91)	$ 17.52
Class B: Net Asset Value and offering price per share ($1,356,405 ÷ 80,745 shares)A	$ 16.80

Class C: Net Asset Value and offering price per share ($4,897,066 ÷ 291,510 shares)A	$ 16.80

Institutional Class: Net Asset Value, offering price and redemption price per share ($42,212,379 ÷ 2,404,078 shares)	$ 17.56

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended September 30, 2007

Investment Income
Dividends		$ 42,428,351
Interest		286,047
Income from Fidelity Central Funds		3,501,168
Total income		46,215,566

Expenses
Management fee	$ 13,971,601
Transfer agent fees	893,912
Distribution fees	575,401
Accounting and security lending fees	993,701
Custodian fees and expenses	209,468
Independent trustees' compensation	11,162
Appreciation in deferred trustee compensation account	1,377
Registration fees	163,188
Audit	87,676
Legal	41,128
Interest	1,355
Miscellaneous	29,354
Total expenses before reductions	16,979,323
Expense reductions	(326,507)	16,652,816
Net investment income (loss)		29,562,750
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $495,118)	548,741,807
Foreign currency transactions	(111,382)
Futures contracts	793,920
Total net realized gain (loss)		549,424,345
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $435,917)	(5,709,116)
Assets and liabilities in foreign currencies	68,450
Total change in net unrealized appreciation (depreciation)		(5,640,666)
Net gain (loss)		543,783,679
Net increase (decrease) in net assets resulting from operations		$ 573,346,429

Statement of Changes in Net Assets

	Year ended September 30, 2007	Year ended September 30, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 29,562,750	$ 29,709,248
Net realized gain (loss)	549,424,345	273,478,984
Change in net unrealized appreciation (depreciation)	(5,640,666)	16,232,614
Net increase (decrease) in net assets resulting from operations	573,346,429	319,420,846
Distributions to shareholders from net investment income	(30,072,413)	(25,013,044)
Share transactions - net increase (decrease)	(1,049,322,859)	277,444,856
Total increase (decrease) in net assets	(506,048,843)	571,852,658

Net Assets
Beginning of period	3,642,059,553	3,070,206,895
End of period (including undistributed net investment income of $22,785,930 and undistributed net investment income of $23,631,651, respectively)	$ 3,136,010,710	$ 3,642,059,553

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class O

Years ended September 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 14.82	$ 13.51	$ 11.85	$ 11.06	$ 9.31
Income from Investment Operations
Net investment income (loss) C	.15	.13	.16 F	.10	.09
Net realized and unrealized gain (loss)	2.62	1.29	1.66	.78	1.75
Total from investment operations	2.77	1.42	1.82	.88	1.84
Distributions from net investment income	(.15)	(.11)	(.16)	(.09)	(.09)
Net asset value, end of period	$ 17.44	$ 14.82	$ 13.51	$ 11.85	$ 11.06
Total Return A, B	18.83%	10.55%	15.46%	7.96%	19.88%
Ratios to Average Net Assets D, G
Expenses before reductions	.49%	.49%	.49%	.49%	.49%
Expenses net of fee waivers, if any	.49%	.49%	.49%	.49%	.49%
Expenses net of all reductions	.48%	.48%	.44%	.47%	.46%
Net investment income (loss)	.95%	.90%	1.27% F	.79%	.85%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,878,127	$ 2,915,932	$ 2,988,758	$ 3,099,403	$ 3,144,123
Portfolio turnover rate E	148%	66%	130%	52%	71%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .82%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class A

Years ended September 30,	2007	2006	2005 J	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 14.53	$ 13.24	$ 11.62	$ 10.87	$ 9.16
Income from Investment Operations
Net investment income (loss) D	.08	.06	.08 G	- I	- I
Net realized and unrealized gain (loss)	2.56	1.28	1.62	.77	1.73
Total from investment operations	2.64	1.34	1.70	.77	1.73
Distributions from net investment income	(.10)	(.05)	(.08)	(.02)	(.02)
Net asset value, end of period	$ 17.07	$ 14.53	$ 13.24	$ 11.62	$ 10.87
Total Return A, B, C	18.25%	10.13%	14.68%	7.08%	18.91%
Ratios to Average Net Assets E, H
Expenses before reductions	.91%	.95%	1.09%	1.29%	1.36%
Expenses net of fee waivers, if any	.91%	.95%	1.08%	1.29%	1.36%
Expenses net of all reductions	.90%	.94%	1.03%	1.27%	1.32%
Net investment income (loss)	.52%	.44%	.67% G	-%	(.01)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 182,686	$ 130,332	$ 80,938	$ 52,741	$ 31,240
Portfolio turnover rate F	148%	66%	130%	52%	71%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .22%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Class N was renamed Class A on July 12, 2005.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended September 30,	2007	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 14.45	$ 13.24	$ 12.84
Income from Investment Operations
Net investment income (loss) E	.03	.02	- J
Net realized and unrealized gain (loss)	2.54	1.27	.40
Total from investment operations	2.57	1.29	.40
Distributions from net investment income	(.11)	(.08)	-
Net asset value, end of period	$ 16.91	$ 14.45	$ 13.24
Total Return B, C, D	17.90%	9.75%	3.12%
Ratios to Average Net Assets F, I
Expenses before reductions	1.23%	1.25%	1.18% A
Expenses net of fee waivers, if any	1.23%	1.25%	1.18% A
Expenses net of all reductions	1.22%	1.24%	1.13% A
Net investment income (loss)	.20%	.14%	(.04)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 26,732	$ 12,646	$ 199
Portfolio turnover rate G	148%	66%	130%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 12, 2005 (commencement of sale of shares) to September 30, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Financial Highlights - Class B

Years ended September 30,	2007	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 14.38	$ 13.22	$ 12.84
Income from Investment Operations
Net investment income (loss) E	(.06)	(.06)	(.02)
Net realized and unrealized gain (loss)	2.54	1.27	.40
Total from investment operations	2.48	1.21	.38
Distributions from net investment income	(.06)	(.05)	-
Net asset value, end of period	$ 16.80	$ 14.38	$ 13.22
Total Return B, C, D	17.26%	9.19%	2.96%
Ratios to Average Net Assets F, I
Expenses before reductions	1.81%	1.82%	1.72% A
Expenses net of fee waivers, if any	1.81%	1.82%	1.72% A
Expenses net of all reductions	1.80%	1.81%	1.67% A
Net investment income (loss)	(.37)%	(.42)%	(.59)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,356	$ 909	$ 106
Portfolio turnover rate G	148%	66%	130%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 12, 2005 (commencement of sale of shares) to September 30, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended September 30,	2007	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 14.37	$ 13.22	$ 12.84
Income from Investment Operations
Net investment income (loss) E	(.06)	(.06)	(.02)
Net realized and unrealized gain (loss)	2.54	1.28	.40
Total from investment operations	2.48	1.22	.38
Distributions from net investment income	(.05)	(.07)	-
Net asset value, end of period	$ 16.80	$ 14.37	$ 13.22
Total Return B, C, D	17.31%	9.20%	2.96%
Ratios to Average Net Assets F, I
Expenses before reductions	1.79%	1.84%	1.69% A
Expenses net of fee waivers, if any	1.79%	1.84%	1.69% A
Expenses net of all reductions	1.78%	1.84%	1.64% A
Net investment income (loss)	(.36)%	(.45)%	(.56)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,897	$ 2,758	$ 103
Portfolio turnover rate G	148%	66%	130%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 12, 2005 (commencement of sale of shares) to September 30, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Institutional Class

Years ended September 30,	2007	2006	2005 G
Selected Per-Share Data
Net asset value, beginning of period	$ 14.77	$ 13.50	$ 13.08
Income from Investment Operations
Net investment income (loss) D	.12	.09	.01
Net realized and unrealized gain (loss)	2.67	1.29	.41
Total from investment operations	2.79	1.38	.42
Distributions from net investment income	-	(.11)	-
Net asset value, end of period	$ 17.56	$ 14.77	$ 13.50
Total Return B, C	18.89%	10.26%	3.21%
Ratios to Average Net Assets E, H
Expenses before reductions	.65%	.77%	.69% A
Expenses net of fee waivers, if any	.65%	.77%	.69% A
Expenses net of all reductions	.64%	.76%	.64% A
Net investment income (loss)	.78%	.62%	.41% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 42,212	$ 579,483	$ 103
Portfolio turnover rate F	148%	66%	130%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period July 12, 2005 (commencement of sale of shares) to September 30, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2007

1. Organization.

Fidelity Advisor Diversified Stock Fund (the Fund) is a fund of Fidelity Destiny Portfolios (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is authorized to issue an unlimited number of shares.

The Fund offers six classes of shares, Class O, Class A (formerly Class N), Class T, Class B, Class C, and Institutional Class, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

On September 29, 2006, the President signed into law the Military Personnel Financial Services Protection Act (the "Act") which prohibits the issuance or sale of new periodic payment plans, such as the Destiny Plans. Effective October 27, 2006, shares of Class A and Class O will no longer be offered to the general public through Fidelity Systematic Investment Plans. The Act does not alter the rights or obligations, including rights of redemption, of existing Destiny Planholders. Planholders can contribute to existing Destiny Plans I: O and Destiny Plans I: N.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, futures transactions, certain foreign taxes, partnerships, capital loss carryforwards, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 327,305,092
Unrealized depreciation	(167,169,497)
Net unrealized appreciation (depreciation)	160,135,595
Undistributed ordinary income	21,493,420
Capital loss carryforward	(101,274,077)
Cost for federal income tax purposes	$ 2,979,649,461

The tax character of distributions paid was as follows:

	September 30, 2007	September 30, 2006
Ordinary Income	$ 30,072,413	$ 25,013,044

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in the Schedule of Investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $4,687,922,777 and $5,790,848,982, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .17% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .43% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 401,951	49,749
Class T	.25%	.25%	119,644	4,868
Class B	.75%	.25%	13,269	10,045
Class C	.75%	.25%	40,537	17,552
			$ 575,401	$ 82,214

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 31,488
Class T	4,036
Class B*	2,797
Class C*	3,335
$ 41,656

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for Class A, Class T, Class B, Class C and Institutional Class. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for Class O. FIIOC and FSC receive account fees and asset-based fees that vary according to account size and type of account of the shareholders of the respective classes of the Fund. FSC does not receive a fee for Class O Destiny Plan accounts. In addition, FIIOC and FSC pay for typesetting, printing, and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class O	$ 289,019.01
Class A	292,319.18
Class T	61,218.26
Class B	4,297.32
Class C	12,779.32
Institutional Class	234,280.17
	$ 893,912

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $32,671 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,967,000	5.44%	$ 1,355

Annual Report

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $7,879 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $740,930.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $251,761 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $6,352. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class O	$ 1,710
Class A	2,005
Class T	250
Institutional Class	674
$ 4,639

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, a transfer agent of the Fund, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated

Annual Report

Notes to Financial Statements - continued

10. Other - continued

to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended September 30,	2007	2006
From net investment income
Class O	$ 28,900,136	$ 24,229,472
Class A	976,377	321,631
Class T	177,927	1,411
Class B	5,391	610
Class C	12,582	1,082
Institutional Class	-	458,838
Total	$ 30,072,413	$ 25,013,044

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended September 30,	2007	2006	2007	2006
Class O
Shares sold	3,506,962	5,789,224	$ 55,847,896	$ 84,710,510
Reinvestment of distributions	1,573,620	1,401,691	24,375,356	20,198,400
Shares redeemed	(36,793,773)	(31,715,161)	(593,298,582)	(457,755,224)
Net increase (decrease)	(31,713,191)	(24,524,246)	$ (513,075,330)	$ (352,846,314)
Class A
Shares sold	3,127,611	3,470,852	$ 48,834,750	$ 49,284,464
Reinvestment of distributions	61,138	20,568	930,525	291,651
Shares redeemed	(1,462,015)	(630,247)	(23,133,989)	(8,920,811)
Net increase (decrease)	1,726,734	2,861,173	$ 26,631,286	$ 40,655,304
Class T
Shares sold	1,103,751	906,681	$ 16,839,396	$ 12,885,472
Reinvestment of distributions	11,601	100	175,291	1,411
Shares redeemed	(409,973)	(46,443)	(6,466,921)	(658,325)
Net increase (decrease)	705,379	860,338	$ 10,547,766	$ 12,228,558
Class B
Shares sold	70,820	66,438	$ 1,073,799	$ 936,863
Reinvestment of distributions	325	43	4,907	610
Shares redeemed	(53,648)	(11,234)	(836,615)	(156,453)
Net increase (decrease)	17,497	55,247	$ 242,091	$ 781,020
Class C
Shares sold	190,781	203,408	$ 2,924,440	$ 2,869,624
Reinvestment of distributions	771	44	11,622	624
Shares redeemed	(91,877)	(19,405)	(1,415,932)	(268,904)
Net increase (decrease)	99,675	184,047	$ 1,520,130	$ 2,601,344
Institutional Class
Shares sold	2,418,447	47,475,937	$ 36,833,323	$ 693,596,234
Reinvestment of distributions	-	31,810	-	458,064
Shares redeemed	(39,238,416)	(8,291,345)	(612,022,125)	(120,029,354)
Net increase (decrease)	(36,819,969)	39,216,402	$ (575,188,802)	$ 574,024,944

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Destiny Portfolios and Shareholders of Fidelity Advisor Diversified Stock Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Diversified Stock Fund (the Fund), a fund of Fidelity Destiny Portfolios, including the schedule of investments, as of September 30, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Diversified Stock Fund as of September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 20, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 369 funds advised by FMR or an affiliate. Mr. Curvey oversees 339 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-
present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-
2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello and Mr. Wiley may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Destiny Portfolios. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Destiny Portfolios. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Destiny Portfolios. Mr. Wiley also serves as Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-present) and a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present), and an Advisory Director of Riverstone Holdings (private investment firm). Previously, Mr. Wiley served as Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Diversified Stock. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of Advisor Diversified Stock. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Bruce T. Herring (42)

Year of Election or Appointment: 2006

Vice President of Advisor Diversified Stock. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Advisor Diversified Stock. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of Advisor Diversified Stock. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-
present), and is an employee of FMR.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Diversified Stock. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Diversified Stock. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Diversified Stock. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Diversified Stock. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-
present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Diversified Stock. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Diversified Stock. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Diversified Stock. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Advisor Diversified Stock. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Diversified Stock. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

Class O designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class O designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Diversified Stock Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Class O and Class A of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Class O and Class A show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Advisor Diversified Stock Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Class O of the fund was in the fourth quartile for the one-year period and the third quartile for the three- and five-year periods. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund's disappointing performance relative to its peer group. The Board will continue to closely monitor the performance of the fund in the coming year.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 3% means that 97% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Diversified Stock Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2006.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Annual Report

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.
Fidelity Research & Analysis Company
Fidelity Investments Japan Limited
Fidelity International Investment Advisers
Fidelity International Investment Advisers (U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Boston, MA

DESIO-UANN-1107
1.837887.101

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

Diversified Stock Fund -

Class A, Class T, Class B and Class C

Annual Report

September 30, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

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Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2007	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	11.45%	12.38%	1.35%
Class T (incl. 3.50% sales charge) B	13.77%	12.77%	1.67%
Class B (incl. contingent deferred sales charge) C	12.26%	13.05%	1.91%
Class C (incl. contingent deferred sales charge) D	16.31%	13.31%	1.91%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares (effective July 12, 2005, Class N was renamed Class A) took place on April 30, 1999. Returns prior to April 30, 1999 are those of Class O, restated to reflect the higher 12b-1 and transfer agent fee applicable to Class A.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on July 12, 2005. Returns between April 30, 1999 and July 12, 2005 are those of Class A (effective July 12, 2005, Class N was renamed Class A), and reflect a 0.25% 12b-1 fee. Class T returns prior to April 30, 1999 are those of Class O, which has no 12b-1 fee. If Class T's 12b-1 fee had been reflected, returns prior to July 12, 2005 would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on July 12, 2005. Returns between April 30, 1999 and July 12, 2005 are those of Class A (effective July 12, 2005, Class N was renamed Class A), and reflect a 0.25% 12b-1 fee. Class B returns prior to April 30, 1999 are those of Class O, which has no 12b-1 fee. If Class B's 12b-1 fee had been reflected, returns prior to July 12, 2005 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on July 12, 2005. Returns between April 30, 1999 and July 12, 2005 are those of Class A (effective July 12, 2005, Class N was renamed Class A), and reflect a 0.25% 12b-1 fee. Class C returns prior to April 30, 1999 are those of Class O, which has no 12b-1 fee. If Class C's 12b-1 fee had been reflected, returns prior to July 12, 2005 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in in Fidelity® Advisor Diversified Stock Fund: Class A on September 30, 1997, and the current 5.75% sales charge was paid. The chart shows how the value of an investment in the fund would have changed, and also shows how the S&P 500® Index performed over the same period. The initial offering of Class A took place on April 30, 1999. See above for additional information regarding the performance of Class A.

Annual Report

Management's Discussion of Fund Performance

Comments from James Morrow, Portfolio Manager of Fidelity® Advisor Diversified Stock Fund

The U.S. equity market had double-digit returns for the 12 months ending September 30, 2007. The period began with a four-month winning streak amid falling energy prices, upbeat economic data and solid corporate earnings. However, stocks tumbled in February, stung by the combination of a slowing housing market, a subprime mortgage loan crisis and a short-lived freefall in the Asian markets. Stocks rallied strongly from March through May, but were extremely volatile during the final four months of the period. Crude oil prices spiked to record highs, ending the period above $80 per barrel. The housing slump grew more pronounced, while a precipitous decline in subprime mortgage prices spread throughout the credit markets. The Federal Reserve Board helped spark a late-period rally, first by lowering its discount rate, then by a larger-than-expected 0.50% rate cut in the federal funds target rate. For the 12 months as a whole, the Standard & Poor's 500SM Index advanced 16.44%, the Dow Jones Industrial AverageSM rose 21.69% and the NASDAQ Composite® Index gained 20.52%.

During the past year, the fund's Class A, Class T, Class B and Class C shares returned 18.25%, 17.90%, 17.26% and 17.31%, respectively (excluding sales charges), topping the S&P 500®. Rewarding stock selection in information technology, health care and consumer staples added the most to the fund's performance, while it received more-modest benefits from timely picks in materials, industrials and telecommunication services. A modest underweighting in financials also benefited performance. Further, the fund's foreign exposure helped our absolute performance given the U.S. dollar's weakness. Among individual holdings, online advertising and search provider Google was our top contributor, its stock lifted by the company's growing share of the expanding market for online ads. Not owning poorly performing drug provider and index component Pfizer also was beneficial. Elsewhere, consumer electronics and personal computer maker Apple boosted our results, along with Swiss food and beverage supplier Nestle and SolarWorld, a German integrated solar energy company. Conversely, stock selection in both consumer discretionary and energy undermined our results, as did an underweighting in energy. Specifically, underweighting Exxon Mobil and not having a stake in Chevron were counterproductive decisions, as these index components posted strong gains. Mortgage insurer Radian Group and online education services provider Apollo Group - a stock I sold during the period - detracted as well. Nestle, SolarWorld and Radian were out-of-benchmark holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including Destiny Plan Creation and Sales Charges on purchases of Class O and certain purchases of Class A, sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2007 to September 30, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Paid During Period* April 1, 2007 to September 30, 2007
Class O
Actual	$ 1,000.00	$ 1,106.60	$ 2.53
Hypothetical A	$ 1,000.00	$ 1,022.66	$ 2.43
Class A
Actual	$ 1,000.00	$ 1,103.40	$ 4.80
Hypothetical A	$ 1,000.00	$ 1,020.51	$ 4.61
Class T
Actual	$ 1,000.00	$ 1,102.30	$ 6.53
Hypothetical A	$ 1,000.00	$ 1,018.85	$ 6.28
Class B
Actual	$ 1,000.00	$ 1,099.50	$ 9.32
Hypothetical A	$ 1,000.00	$ 1,016.19	$ 8.95
Class C
Actual	$ 1,000.00	$ 1,099.50	$ 9.32
Hypothetical A	$ 1,000.00	$ 1,016.19	$ 8.95
Institutional Class
Actual	$ 1,000.00	$ 1,105.10	$ 3.38
Hypothetical A	$ 1,000.00	$ 1,021.86	$ 3.24

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class O	.48%
Class A	.91%
Class T	1.24%
Class B	1.77%
Class C	1.77%
Institutional Class	.64%

Annual Report

Investment Changes

Top Ten Stocks as of September 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	3.3	3.5
American International Group, Inc.	2.9	2.6
Google, Inc. Class A (sub. vtg.)	2.8	2.2
Procter & Gamble Co.	2.3	1.5
Bank of America Corp.	2.2	3.0
AT&T, Inc.	1.7	0.0
Citigroup, Inc.	1.7	0.0
Johnson & Johnson	1.5	0.7
JPMorgan Chase & Co.	1.5	1.1
Wachovia Corp.	1.4	0.8
	21.3
Top Five Market Sectors as of September 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.5	17.5
Information Technology	19.4	19.5
Industrials	13.0	13.4
Health Care	12.5	13.1
Consumer Staples	8.5	10.2
Asset Allocation (% of fund's net assets)
As of September 30, 2007 *		As of March 31, 2007 **
	Stocks 96.5%		Stocks 98.8%
	Convertible Securities 0.0%		Convertible Securities 0.1%
	Short-Term Investments and Net Other Assets 3.5%		Short-Term Investments and Net Other Assets 1.1%
* Foreign investments	17.9%	** Foreign investments	20.5%

Annual Report

Investments September 30, 2007

Showing Percentage of Net Assets

Common Stocks - 96.5%
	Shares	Value
CONSUMER DISCRETIONARY - 8.3%
Automobiles - 0.1%
Harley-Davidson, Inc.	100,000	$ 4,621,000
Distributors - 0.7%
Li & Fung Ltd.	5,250,000	22,286,255
Diversified Consumer Services - 0.2%
New Oriental Education & Technology Group, Inc. sponsored ADR	115,000	7,654,400
Hotels, Restaurants & Leisure - 0.6%
McCormick & Schmick's Seafood Restaurants (a)	15,280	287,722
Red Robin Gourmet Burgers, Inc. (a)	250,000	10,725,000
Starbucks Corp. (a)	300,000	7,860,000
		18,872,722
Household Durables - 0.9%
D.R. Horton, Inc.	500,000	6,405,000
Harman International Industries, Inc.	36,600	3,166,632
KB Home	524,960	13,155,498
Ryland Group, Inc.	200,000	4,286,000
Standard Pacific Corp.	400,000	2,196,000
		29,209,130
Leisure Equipment & Products - 0.4%
Brunswick Corp.	250,000	5,715,000
Eastman Kodak Co.	200,000	5,352,000
		11,067,000
Media - 2.6%
Comcast Corp. Class A	500,000	12,090,000
Dolan Media Co.	150,000	3,645,000
EchoStar Communications Corp. Class A (a)	150,000	7,021,500
New Frontier Media, Inc.	1,000,000	6,130,000
Playboy Enterprises, Inc. Class B (non-vtg.) (a)	1,000,046	10,740,494
The DIRECTV Group, Inc. (a)	300,000	7,284,000
The Walt Disney Co.	450,000	15,475,500
Time Warner, Inc.	1,050,000	19,278,000
		81,664,494
Multiline Retail - 1.2%
Kohl's Corp. (a)	75,000	4,299,750
Macy's, Inc.	925,000	29,896,000
Target Corp.	50,000	3,178,500
		37,374,250
Specialty Retail - 1.4%
Charlotte Russe Holding, Inc. (a)	250,000	3,660,000
Citi Trends, Inc. (a)	533,600	11,611,136
Home Depot, Inc.	500,040	16,221,298
Staples, Inc.	550,000	11,819,500
		43,311,934

	Shares	Value
Textiles, Apparel & Luxury Goods - 0.2%
Under Armour, Inc. Class A (sub. vtg.) (a)(d)	90,000	$ 5,383,800
TOTAL CONSUMER DISCRETIONARY		261,444,985
CONSUMER STAPLES - 8.5%
Beverages - 0.6%
InBev SA	80,000	7,250,925
Molson Coors Brewing Co. Class B	100,000	9,967,000
		17,217,925
Food & Staples Retailing - 2.7%
Sysco Corp.	175,000	6,228,250
United Natural Foods, Inc. (a)	975,000	26,539,500
Wal-Mart Stores, Inc.	150,000	6,547,500
Walgreen Co.	200,000	9,448,000
Whole Foods Market, Inc. (d)	650,000	31,824,000
X5 Retail Group NV GDR (a)(e)	100,000	3,405,000
		83,992,250
Food Products - 2.2%
Bunge Ltd.	30,000	3,223,500
Dean Foods Co.	150,000	3,837,000
Diamond Foods, Inc.	350,000	7,231,000
Green Mountain Coffee Roasters, Inc. (a)	200,000	6,638,000
Groupe Danone	100,000	7,865,000
Marine Harvest ASA (a)	5,000,000	6,362,456
McCormick & Co., Inc. (non-vtg.)	50,000	1,798,500
Nestle SA (Reg.)	75,000	33,570,000
		70,525,456
Household Products - 2.8%
Colgate-Palmolive Co.	225,000	16,047,000
Procter & Gamble Co.	1,000,000	70,340,000
		86,387,000
Personal Products - 0.2%
Avon Products, Inc.	200,000	7,506,000
TOTAL CONSUMER STAPLES		265,628,631
ENERGY - 7.4%
Energy Equipment & Services - 1.7%
ENSCO International, Inc.	125,000	7,012,500
National Oilwell Varco, Inc. (a)	125,000	18,062,500
Noble Corp.	125,000	6,131,250
North American Energy Partners, Inc.	550,000	9,493,000
Schlumberger Ltd. (NY Shares)	125,000	13,125,000
		53,824,250
Oil, Gas & Consumable Fuels - 5.7%
Chesapeake Energy Corp.	350,000	12,341,000
ConocoPhillips	150,000	13,165,500
EOG Resources, Inc.	150,000	10,849,500
Exxon Mobil Corp.	350,000	32,396,000
Gazprom OAO sponsored ADR	300,000	13,200,000
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Lukoil Oil Co. sponsored ADR	125,000	$ 10,365,000
Marathon Oil Corp.	620,000	35,352,400
OJSC Rosneft unit	750,000	6,375,000
OPTI Canada, Inc. (a)	75,000	1,404,223
Suncor Energy, Inc.	150,000	14,247,360
Total SA sponsored ADR	100,000	8,103,000
Ultra Petroleum Corp. (a)	110,000	6,824,400
Valero Energy Corp.	200,000	13,436,000
		178,059,383
TOTAL ENERGY		231,883,633
FINANCIALS - 20.5%
Capital Markets - 2.9%
Bear Stearns Companies, Inc.	100,000	12,281,000
Credit Suisse Group sponsored ADR	100,000	6,633,000
Goldman Sachs Group, Inc.	125,000	27,092,500
KKR Private Equity Investors, LP	800,000	15,840,000
Lehman Brothers Holdings, Inc.	250,000	15,432,500
State Street Corp.	100,000	6,816,000
UBS AG (NY Shares)	125,000	6,656,250
		90,751,250
Commercial Banks - 3.9%
Anglo Irish Bank Corp. PLC	475,000	8,981,661
Banner Corp.	125,000	4,298,750
Commerce Bancorp, Inc.	300,000	11,634,000
Erste Bank AG	100,000	7,621,970
HSBC Holdings PLC sponsored ADR	100,000	9,260,000
M&T Bank Corp.	125,000	12,931,250
Prosperity Bancshares, Inc.	125,000	4,145,000
Standard Chartered PLC (United Kingdom)	374,998	12,277,435
Sterling Bancshares, Inc.	275,000	3,137,750
Sterling Financial Corp., Washington	125,000	3,363,750
Umpqua Holdings Corp.	175,000	3,501,750
Wachovia Corp.	850,000	42,627,500
		123,780,816
Consumer Finance - 0.6%
American Express Co.	300,000	17,811,000
Diversified Financial Services - 5.9%
African Bank Investments Ltd.	1,750,015	7,954,960
Bank of America Corp.	1,350,000	67,864,500
Citigroup, Inc.	1,150,000	53,670,500
Climate Exchange PLC (a)	150,000	4,426,039
JPMorgan Chase & Co.	1,000,000	45,820,000
MarketAxess Holdings, Inc. (a)	275,000	4,125,000
		183,860,999
Insurance - 6.2%
ACE Ltd.	324,970	19,683,433

	Shares	Value
AFLAC, Inc.	175,000	$ 9,982,000
American International Group, Inc.	1,350,033	91,329,732
Arch Capital Group Ltd. (a)	75,000	5,580,750
Hartford Financial Services Group, Inc.	100,000	9,255,000
Max Capital Group Ltd.	105,000	2,944,200
MetLife, Inc.	100,000	6,973,000
Prudential Financial, Inc.	130,000	12,685,400
RenaissanceRe Holdings Ltd.	325,000	21,258,250
The Chubb Corp.	100,000	5,364,000
W.R. Berkley Corp.	150,000	4,444,500
XL Capital Ltd. Class A	75,000	5,940,000
		195,440,265
Real Estate Investment Trusts - 0.2%
Duke Realty LP	200,000	6,762,000
Thrifts & Mortgage Finance - 0.8%
Countrywide Financial Corp.	375,022	7,129,168
MGIC Investment Corp. (d)	150,000	4,846,500
Radian Group, Inc. (d)	550,000	12,804,000
		24,779,668
TOTAL FINANCIALS		643,185,998
HEALTH CARE - 12.5%
Biotechnology - 2.6%
Alexion Pharmaceuticals, Inc. (a)	100,000	6,515,000
Alkermes, Inc. (a)	425,000	7,820,000
Alnylam Pharmaceuticals, Inc. (a)	100,000	3,277,000
Amgen, Inc. (a)	575,000	32,527,750
Amylin Pharmaceuticals, Inc. (a)	135,000	6,750,000
Cephalon, Inc. (a)	80,000	5,844,800
CytRx Corp. (a)(d)	500,000	1,730,000
Genentech, Inc. (a)	99,970	7,799,659
MannKind Corp. (a)	350,000	3,388,000
Vertex Pharmaceuticals, Inc. (a)	149,961	5,760,002
		81,412,211
Health Care Equipment & Supplies - 1.9%
ArthroCare Corp. (a)	120,000	6,706,800
Conceptus, Inc. (a)	525,000	9,964,500
Covidien Ltd. (a)	100,000	4,150,000
DENTSPLY International, Inc.	150,000	6,246,000
Medtronic, Inc.	250,000	14,102,500
Mindray Medical International Ltd. sponsored ADR	200,000	8,590,000
NeuroMetrix, Inc. (a)	200,000	1,746,000
NxStage Medical, Inc. (a)	256,000	3,709,440
Sirona Dental Systems, Inc. (a)	100,000	3,567,000
		58,782,240
Health Care Providers & Services - 2.4%
athenahealth, Inc.	2,400	81,384
Brookdale Senior Living, Inc.	121,700	4,844,877
DaVita, Inc. (a)	175,000	11,056,500
Emergency Medical Services Corp. Class A (a)	70,634	2,136,679
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
Henry Schein, Inc. (a)	100,000	$ 6,084,000
I-trax, Inc. (a)	1,100,000	4,180,000
MWI Veterinary Supply, Inc. (a)	150,000	5,662,500
UnitedHealth Group, Inc.	700,022	33,902,065
VCA Antech, Inc. (a)	175,000	7,306,250
		75,254,255
Health Care Technology - 0.5%
Allscripts Healthcare Solutions, Inc. (a)	250,000	6,757,500
Cerner Corp. (a)	150,000	8,971,500
		15,729,000
Life Sciences Tools & Services - 1.4%
Charles River Laboratories International, Inc. (a)	75,000	4,211,250
Covance, Inc. (a)	100,000	7,790,000
ICON PLC sponsored ADR	125,005	6,379,005
Illumina, Inc. (a)	125,000	6,485,000
Millipore Corp. (a)	150,000	11,370,000
Pharmaceutical Product Development, Inc.	175,000	6,202,000
QIAGEN NV (a)	75,000	1,455,750
		43,893,005
Pharmaceuticals - 3.7%
Barr Pharmaceuticals, Inc. (a)	225,000	12,804,750
Elan Corp. PLC sponsored ADR (a)	350,022	7,364,463
Endo Pharmaceuticals Holdings, Inc. (a)	250,000	7,752,500
Johnson & Johnson	700,027	45,991,774
Medicis Pharmaceutical Corp. Class A	325,000	9,915,750
Merck & Co., Inc.	450,000	23,260,500
Nexmed, Inc. (a)	2,004,847	3,307,998
Roche Holding AG (participation certificate)	34,957	6,313,234
		116,710,969
TOTAL HEALTH CARE		391,781,680
INDUSTRIALS - 13.0%
Aerospace & Defense - 1.5%
General Dynamics Corp.	200,000	16,894,000
Honeywell International, Inc.	200,000	11,894,000
United Technologies Corp.	225,000	18,108,000
		46,896,000
Air Freight & Logistics - 1.2%
C.H. Robinson Worldwide, Inc.	100,017	5,429,923
FedEx Corp.	50,000	5,237,500
United Parcel Service, Inc. Class B	375,000	28,162,500
		38,829,923
Airlines - 0.5%
Delta Air Lines, Inc. (a)	300,000	5,385,000

	Shares	Value
Ryanair Holdings PLC sponsored ADR (a)	100,000	$ 4,151,000
US Airways Group, Inc. (a)	250,000	6,562,500
		16,098,500
Building Products - 0.4%
American Standard Companies, Inc.	175,000	6,233,500
Universal Forest Products, Inc.	200,000	5,980,000
		12,213,500
Commercial Services & Supplies - 2.5%
Corporate Executive Board Co.	425,000	31,552,000
CoStar Group, Inc. (a)	254,185	13,586,188
Dun & Bradstreet Corp.	60,000	5,916,600
Equifax, Inc.	200,000	7,624,000
Healthcare Services Group, Inc.	600,000	12,162,000
Robert Half International, Inc.	299,980	8,957,403
		79,798,191
Construction & Engineering - 0.7%
Chicago Bridge & Iron Co. NV (NY Shares)	117,500	5,059,550
Flint Energy Services Ltd. (a)	111,300	2,992,621
Fluor Corp.	50,000	7,199,000
Great Lakes Dredge & Dock Corp. (a)	32,081	281,030
Quanta Services, Inc. (a)	227,300	6,012,085
		21,544,286
Electrical Equipment - 1.9%
Energy Conversion Devices, Inc. (a)(d)	275,000	6,248,000
Evergreen Solar, Inc. (a)(d)	1,723,393	15,389,899
Q-Cells AG (a)(d)	135,000	13,802,967
SolarWorld AG (d)	275,000	15,831,096
Suntech Power Holdings Co. Ltd. sponsored ADR (a)	200,000	7,980,000
		59,251,962
Industrial Conglomerates - 3.6%
3M Co.	100,000	9,358,000
General Electric Co.	2,499,961	103,498,388
		112,856,388
Machinery - 0.7%
Bucyrus International, Inc. Class A	100,000	7,293,000
Illinois Tool Works, Inc.	150,024	8,947,431
Tata Motors Ltd. sponsored ADR (d)	225,000	4,306,500
		20,546,931
TOTAL INDUSTRIALS		408,035,681
INFORMATION TECHNOLOGY - 19.4%
Communications Equipment - 3.5%
Cisco Systems, Inc. (a)	1,000,000	33,110,000
Comverse Technology, Inc. (a)	500,000	9,900,000
Corning, Inc.	1,500,000	36,975,000
Foxconn International Holdings Ltd. (a)	2,250,000	6,164,899
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Harris Corp.	175,000	$ 10,113,250
Nice Systems Ltd. sponsored ADR (a)	394,000	14,120,960
		110,384,109
Computers & Peripherals - 2.7%
Apple, Inc. (a)	260,000	39,920,400
Dell, Inc. (a)	799,976	22,079,338
Hewlett-Packard Co.	350,000	17,426,500
Sun Microsystems, Inc. (a)	1,250,000	7,012,500
		86,438,738
Electronic Equipment & Instruments - 1.8%
Acacia Research Corp. - Acacia Technologies (a)	650,000	9,542,000
Comverge, Inc.	250,000	8,215,000
Everlight Electronics Co. Ltd.	514,960	2,248,561
Hon Hai Precision Industry Co. Ltd. (Foxconn)	1,440,000	10,854,604
Itron, Inc. (a)	44,700	4,160,229
Motech Industries, Inc.	1,849,630	20,120,075
		55,140,469
Internet Software & Services - 3.9%
Akamai Technologies, Inc. (a)	275,000	7,900,750
eBay, Inc. (a)	150,000	5,853,000
Google, Inc. Class A (sub. vtg.) (a)	154,970	87,909,832
SAVVIS, Inc. (a)	200,000	7,756,000
Terremark Worldwide, Inc. (a)	1,000,019	7,170,136
The Knot, Inc. (a)	250,000	5,315,000
		121,904,718
IT Services - 2.4%
BearingPoint, Inc. (a)	400,000	1,620,000
Cognizant Technology Solutions Corp. Class A (a)	175,100	13,967,727
Mastercard, Inc. Class A	120,000	17,756,400
MoneyGram International, Inc.	470,000	10,617,300
Paychex, Inc.	450,000	18,450,000
The Western Union Co.	600,000	12,582,000
		74,993,427
Semiconductors & Semiconductor Equipment - 3.7%
ARM Holdings PLC sponsored ADR	750,000	7,057,500
ASML Holding NV (NY Shares) (a)	200,000	6,572,000
Intel Corp.	1,600,000	41,376,000
LDK Solar Co. Ltd. Sponsored ADR	50,000	3,445,000
LSI Corp. (a)	600,000	4,452,000
Marvell Technology Group Ltd. (a)	85,000	1,391,450
Maxim Integrated Products, Inc.	150,000	4,402,500
MEMC Electronic Materials, Inc. (a)	300,000	17,658,000
National Semiconductor Corp.	175,020	4,746,542
Renesola Ltd.	1,000,000	7,131,181

	Shares	Value
Richtek Technology Corp.	200,000	$ 2,377,815
Siliconware Precision Industries Co. Ltd. sponsored ADR	299,984	3,629,806
Taiwan Semiconductor Manufacturing Co. Ltd.	5,999,995	11,692,958
		115,932,752
Software - 1.4%
Check Point Software Technologies Ltd. (a)	200,000	5,036,000
Microsoft Corp.	500,000	14,730,000
Nintendo Co. Ltd.	10,000	5,188,000
Quality Systems, Inc.	500,000	18,315,000
		43,269,000
TOTAL INFORMATION TECHNOLOGY		608,063,213
MATERIALS - 2.2%
Chemicals - 1.3%
Airgas, Inc.	75,000	3,872,250
Albemarle Corp.	75,000	3,315,000
Ecolab, Inc.	200,000	9,440,000
Hercules, Inc.	250,000	5,255,000
Monsanto Co.	150,000	12,861,000
Tokuyama Corp.	525,000	7,964,793
		42,708,043
Metals & Mining - 0.7%
ArcelorMittal SA (NY Shares) Class A	200,000	15,672,000
Equigold NL	1,000,000	2,308,150
Titanium Metals Corp. (a)	100,000	3,356,000
		21,336,150
Paper & Forest Products - 0.2%
Glatfelter	350,000	5,194,000
TOTAL MATERIALS		69,238,193
TELECOMMUNICATION SERVICES - 3.9%
Diversified Telecommunication Services - 3.1%
AT&T, Inc.	1,300,000	55,003,000
Level 3 Communications, Inc. (a)	500,000	2,325,000
Verizon Communications, Inc.	925,000	40,959,000
		98,287,000
Wireless Telecommunication Services - 0.8%
America Movil SAB de CV Series L sponsored ADR	100,000	6,400,000
Bharti Airtel Ltd. (a)	400,000	9,629,670
Orascom Telecom Holding SAE GDR	25,000	1,635,000
Sistema JSFC sponsored GDR	225,000	7,481,250
		25,145,920
TOTAL TELECOMMUNICATION SERVICES		123,432,920
Common Stocks - continued
	Shares	Value
UTILITIES - 0.8%
Independent Power Producers & Energy Traders - 0.8%
AES Corp. (a)	300,000	$ 6,012,000
Clipper Windpower PLC (a)	425,600	4,689,710
NRG Energy, Inc. (a)	300,000	12,687,000
		23,388,710
TOTAL COMMON STOCKS (Cost $2,858,947,589)		3,026,083,644
Money Market Funds - 3.6%

Fidelity Cash Central Fund, 5.12% (b)	57,343,637	57,343,637
Fidelity Securities Lending Cash Central Fund, 5.17% (b)(c)	56,357,775	56,357,775
TOTAL MONEY MARKET FUNDS (Cost $113,701,412)		113,701,412
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $2,972,649,001)		3,139,785,056
NET OTHER ASSETS - (0.1)%		(3,774,346)
NET ASSETS - 100%		$ 3,136,010,710
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,405,000 or 0.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,760,238
Fidelity Securities Lending Cash Central Fund	740,930
Total	$ 3,501,168
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	82.1%
United Kingdom	1.7%
Switzerland	1.7%
Taiwan	1.7%
Cayman Islands	1.6%
Bermuda	1.3%
Canada	1.2%
Russia	1.1%
Others (individually less than 1%)	7.6%
100.0%
Income Tax Information
At September 30, 2007, the fund had a capital loss carryforward of approximately $101,274,077 all of which will expire on September 30, 2011.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2007

Assets
Investment in securities, at value (including securities loaned of $55,291,244) - See accompanying schedule: Unaffiliated issuers (cost $2,858,947,589)	$ 3,026,083,644
Fidelity Central Funds (cost $113,701,412)	113,701,412
Total Investments (cost $2,972,649,001)		$ 3,139,785,056
Cash		43,202
Foreign currency held at value (cost $49)		48
Receivable for investments sold		83,925,731
Receivable for fund shares sold		66,633
Dividends receivable		2,549,510
Distributions receivable from Fidelity Central Funds		258,214
Prepaid expenses		3,399
Other receivables		215,360
Total assets		3,226,847,153

Liabilities
Payable for investments purchased	$ 29,937,952
Payable for fund shares redeemed	2,611,781
Accrued management fee	1,096,149
Distribution fees payable	52,867
Other affiliated payables	157,932
Other payables and accrued expenses	621,987
Collateral on securities loaned, at value	56,357,775
Total liabilities		90,836,443

Net Assets		$ 3,136,010,710
Net Assets consist of:
Paid in capital		$ 3,054,363,258
Undistributed net investment income		22,785,930
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(107,908,446)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		166,769,968
Net Assets		$ 3,136,010,710

Statement of Assets and Liabilities - continued

September 30, 2007

Class O: Net Asset Value, offering price and redemption price per share ($2,878,126,787 ÷ 165,043,492 shares)	$ 17.44

Class A: Net Asset Value and redemption price per share ($182,686,059 ÷ 10,699,138 shares)	$ 17.07

Maximum offering price per share (100/94.25 of $17.07)	$ 18.11
Class T: Net Asset Value and redemption price per share ($26,732,014 ÷ 1,580,786 shares)	$ 16.91

Maximum offering price per share (100/96.50 of $16.91)	$ 17.52
Class B: Net Asset Value and offering price per share ($1,356,405 ÷ 80,745 shares)A	$ 16.80

Class C: Net Asset Value and offering price per share ($4,897,066 ÷ 291,510 shares)A	$ 16.80

Institutional Class: Net Asset Value, offering price and redemption price per share ($42,212,379 ÷ 2,404,078 shares)	$ 17.56

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended September 30, 2007

Investment Income
Dividends		$ 42,428,351
Interest		286,047
Income from Fidelity Central Funds		3,501,168
Total income		46,215,566

Expenses
Management fee	$ 13,971,601
Transfer agent fees	893,912
Distribution fees	575,401
Accounting and security lending fees	993,701
Custodian fees and expenses	209,468
Independent trustees' compensation	11,162
Appreciation in deferred trustee compensation account	1,377
Registration fees	163,188
Audit	87,676
Legal	41,128
Interest	1,355
Miscellaneous	29,354
Total expenses before reductions	16,979,323
Expense reductions	(326,507)	16,652,816
Net investment income (loss)		29,562,750
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $495,118)	548,741,807
Foreign currency transactions	(111,382)
Futures contracts	793,920
Total net realized gain (loss)		549,424,345
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $435,917)	(5,709,116)
Assets and liabilities in foreign currencies	68,450
Total change in net unrealized appreciation (depreciation)		(5,640,666)
Net gain (loss)		543,783,679
Net increase (decrease) in net assets resulting from operations		$ 573,346,429

Statement of Changes in Net Assets

	Year ended September 30, 2007	Year ended September 30, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 29,562,750	$ 29,709,248
Net realized gain (loss)	549,424,345	273,478,984
Change in net unrealized appreciation (depreciation)	(5,640,666)	16,232,614
Net increase (decrease) in net assets resulting from operations	573,346,429	319,420,846
Distributions to shareholders from net investment income	(30,072,413)	(25,013,044)
Share transactions - net increase (decrease)	(1,049,322,859)	277,444,856
Total increase (decrease) in net assets	(506,048,843)	571,852,658

Net Assets
Beginning of period	3,642,059,553	3,070,206,895
End of period (including undistributed net investment income of $22,785,930 and undistributed net investment income of $23,631,651, respectively)	$ 3,136,010,710	$ 3,642,059,553

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class O

Years ended September 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 14.82	$ 13.51	$ 11.85	$ 11.06	$ 9.31
Income from Investment Operations
Net investment income (loss) C	.15	.13	.16 F	.10	.09
Net realized and unrealized gain (loss)	2.62	1.29	1.66	.78	1.75
Total from investment operations	2.77	1.42	1.82	.88	1.84
Distributions from net investment income	(.15)	(.11)	(.16)	(.09)	(.09)
Net asset value, end of period	$ 17.44	$ 14.82	$ 13.51	$ 11.85	$ 11.06
Total Return A, B	18.83%	10.55%	15.46%	7.96%	19.88%
Ratios to Average Net Assets D, G
Expenses before reductions	.49%	.49%	.49%	.49%	.49%
Expenses net of fee waivers, if any	.49%	.49%	.49%	.49%	.49%
Expenses net of all reductions	.48%	.48%	.44%	.47%	.46%
Net investment income (loss)	.95%	.90%	1.27% F	.79%	.85%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,878,127	$ 2,915,932	$ 2,988,758	$ 3,099,403	$ 3,144,123
Portfolio turnover rate E	148%	66%	130%	52%	71%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .82%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class A

Years ended September 30,	2007	2006	2005 J	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 14.53	$ 13.24	$ 11.62	$ 10.87	$ 9.16
Income from Investment Operations
Net investment income (loss) D	.08	.06	.08 G	- I	- I
Net realized and unrealized gain (loss)	2.56	1.28	1.62	.77	1.73
Total from investment operations	2.64	1.34	1.70	.77	1.73
Distributions from net investment income	(.10)	(.05)	(.08)	(.02)	(.02)
Net asset value, end of period	$ 17.07	$ 14.53	$ 13.24	$ 11.62	$ 10.87
Total Return A, B, C	18.25%	10.13%	14.68%	7.08%	18.91%
Ratios to Average Net Assets E, H
Expenses before reductions	.91%	.95%	1.09%	1.29%	1.36%
Expenses net of fee waivers, if any	.91%	.95%	1.08%	1.29%	1.36%
Expenses net of all reductions	.90%	.94%	1.03%	1.27%	1.32%
Net investment income (loss)	.52%	.44%	.67% G	-%	(.01)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 182,686	$ 130,332	$ 80,938	$ 52,741	$ 31,240
Portfolio turnover rate F	148%	66%	130%	52%	71%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .22%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Class N was renamed Class A on July 12, 2005.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended September 30,	2007	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 14.45	$ 13.24	$ 12.84
Income from Investment Operations
Net investment income (loss) E	.03	.02	- J
Net realized and unrealized gain (loss)	2.54	1.27	.40
Total from investment operations	2.57	1.29	.40
Distributions from net investment income	(.11)	(.08)	-
Net asset value, end of period	$ 16.91	$ 14.45	$ 13.24
Total Return B, C, D	17.90%	9.75%	3.12%
Ratios to Average Net Assets F, I
Expenses before reductions	1.23%	1.25%	1.18% A
Expenses net of fee waivers, if any	1.23%	1.25%	1.18% A
Expenses net of all reductions	1.22%	1.24%	1.13% A
Net investment income (loss)	.20%	.14%	(.04)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 26,732	$ 12,646	$ 199
Portfolio turnover rate G	148%	66%	130%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 12, 2005 (commencement of sale of shares) to September 30, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Financial Highlights - Class B

Years ended September 30,	2007	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 14.38	$ 13.22	$ 12.84
Income from Investment Operations
Net investment income (loss) E	(.06)	(.06)	(.02)
Net realized and unrealized gain (loss)	2.54	1.27	.40
Total from investment operations	2.48	1.21	.38
Distributions from net investment income	(.06)	(.05)	-
Net asset value, end of period	$ 16.80	$ 14.38	$ 13.22
Total Return B, C, D	17.26%	9.19%	2.96%
Ratios to Average Net Assets F, I
Expenses before reductions	1.81%	1.82%	1.72% A
Expenses net of fee waivers, if any	1.81%	1.82%	1.72% A
Expenses net of all reductions	1.80%	1.81%	1.67% A
Net investment income (loss)	(.37)%	(.42)%	(.59)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,356	$ 909	$ 106
Portfolio turnover rate G	148%	66%	130%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 12, 2005 (commencement of sale of shares) to September 30, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended September 30,	2007	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 14.37	$ 13.22	$ 12.84
Income from Investment Operations
Net investment income (loss) E	(.06)	(.06)	(.02)
Net realized and unrealized gain (loss)	2.54	1.28	.40
Total from investment operations	2.48	1.22	.38
Distributions from net investment income	(.05)	(.07)	-
Net asset value, end of period	$ 16.80	$ 14.37	$ 13.22
Total Return B, C, D	17.31%	9.20%	2.96%
Ratios to Average Net Assets F, I
Expenses before reductions	1.79%	1.84%	1.69% A
Expenses net of fee waivers, if any	1.79%	1.84%	1.69% A
Expenses net of all reductions	1.78%	1.84%	1.64% A
Net investment income (loss)	(.36)%	(.45)%	(.56)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,897	$ 2,758	$ 103
Portfolio turnover rate G	148%	66%	130%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 12, 2005 (commencement of sale of shares) to September 30, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Institutional Class

Years ended September 30,	2007	2006	2005 G
Selected Per-Share Data
Net asset value, beginning of period	$ 14.77	$ 13.50	$ 13.08
Income from Investment Operations
Net investment income (loss) D	.12	.09	.01
Net realized and unrealized gain (loss)	2.67	1.29	.41
Total from investment operations	2.79	1.38	.42
Distributions from net investment income	-	(.11)	-
Net asset value, end of period	$ 17.56	$ 14.77	$ 13.50
Total Return B, C	18.89%	10.26%	3.21%
Ratios to Average Net Assets E, H
Expenses before reductions	.65%	.77%	.69% A
Expenses net of fee waivers, if any	.65%	.77%	.69% A
Expenses net of all reductions	.64%	.76%	.64% A
Net investment income (loss)	.78%	.62%	.41% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 42,212	$ 579,483	$ 103
Portfolio turnover rate F	148%	66%	130%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period July 12, 2005 (commencement of sale of shares) to September 30, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2007

1. Organization.

Fidelity Advisor Diversified Stock Fund (the Fund) is a fund of Fidelity Destiny Portfolios (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is authorized to issue an unlimited number of shares.

The Fund offers six classes of shares, Class O, Class A (formerly Class N), Class T, Class B, Class C, and Institutional Class, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

On September 29, 2006, the President signed into law the Military Personnel Financial Services Protection Act (the "Act") which prohibits the issuance or sale of new periodic payment plans, such as the Destiny Plans. Effective October 27, 2006, shares of Class A and Class O will no longer be offered to the general public through Fidelity Systematic Investment Plans. The Act does not alter the rights or obligations, including rights of redemption, of existing Destiny Planholders. Planholders can contribute to existing Destiny Plans I: O and Destiny Plans I: N.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, futures transactions, certain foreign taxes, partnerships, capital loss carryforwards, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 327,305,092
Unrealized depreciation	(167,169,497)
Net unrealized appreciation (depreciation)	160,135,595
Undistributed ordinary income	21,493,420
Capital loss carryforward	(101,274,077)
Cost for federal income tax purposes	$ 2,979,649,461

The tax character of distributions paid was as follows:

	September 30, 2007	September 30, 2006
Ordinary Income	$ 30,072,413	$ 25,013,044

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in the Schedule of Investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $4,687,922,777 and $5,790,848,982, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .17% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .43% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 401,951	49,749
Class T	.25%	.25%	119,644	4,868
Class B	.75%	.25%	13,269	10,045
Class C	.75%	.25%	40,537	17,552
			$ 575,401	$ 82,214

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 31,488
Class T	4,036
Class B*	2,797
Class C*	3,335
$ 41,656

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for Class A, Class T, Class B, Class C and Institutional Class. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for Class O. FIIOC and FSC receive account fees and asset-based fees that vary according to account size and type of account of the shareholders of the respective classes of the Fund. FSC does not receive a fee for Class O Destiny Plan accounts. In addition, FIIOC and FSC pay for typesetting, printing, and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class O	$ 289,019.01
Class A	292,319.18
Class T	61,218.26
Class B	4,297.32
Class C	12,779.32
Institutional Class	234,280.17
	$ 893,912

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $32,671 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,967,000	5.44%	$ 1,355

Annual Report

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $7,879 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $740,930.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $251,761 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $6,352. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class O	$ 1,710
Class A	2,005
Class T	250
Institutional Class	674
$ 4,639

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, a transfer agent of the Fund, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated

Annual Report

Notes to Financial Statements - continued

10. Other - continued

to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended September 30,	2007	2006
From net investment income
Class O	$ 28,900,136	$ 24,229,472
Class A	976,377	321,631
Class T	177,927	1,411
Class B	5,391	610
Class C	12,582	1,082
Institutional Class	-	458,838
Total	$ 30,072,413	$ 25,013,044

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended September 30,	2007	2006	2007	2006
Class O
Shares sold	3,506,962	5,789,224	$ 55,847,896	$ 84,710,510
Reinvestment of distributions	1,573,620	1,401,691	24,375,356	20,198,400
Shares redeemed	(36,793,773)	(31,715,161)	(593,298,582)	(457,755,224)
Net increase (decrease)	(31,713,191)	(24,524,246)	$ (513,075,330)	$ (352,846,314)
Class A
Shares sold	3,127,611	3,470,852	$ 48,834,750	$ 49,284,464
Reinvestment of distributions	61,138	20,568	930,525	291,651
Shares redeemed	(1,462,015)	(630,247)	(23,133,989)	(8,920,811)
Net increase (decrease)	1,726,734	2,861,173	$ 26,631,286	$ 40,655,304
Class T
Shares sold	1,103,751	906,681	$ 16,839,396	$ 12,885,472
Reinvestment of distributions	11,601	100	175,291	1,411
Shares redeemed	(409,973)	(46,443)	(6,466,921)	(658,325)
Net increase (decrease)	705,379	860,338	$ 10,547,766	$ 12,228,558
Class B
Shares sold	70,820	66,438	$ 1,073,799	$ 936,863
Reinvestment of distributions	325	43	4,907	610
Shares redeemed	(53,648)	(11,234)	(836,615)	(156,453)
Net increase (decrease)	17,497	55,247	$ 242,091	$ 781,020
Class C
Shares sold	190,781	203,408	$ 2,924,440	$ 2,869,624
Reinvestment of distributions	771	44	11,622	624
Shares redeemed	(91,877)	(19,405)	(1,415,932)	(268,904)
Net increase (decrease)	99,675	184,047	$ 1,520,130	$ 2,601,344
Institutional Class
Shares sold	2,418,447	47,475,937	$ 36,833,323	$ 693,596,234
Reinvestment of distributions	-	31,810	-	458,064
Shares redeemed	(39,238,416)	(8,291,345)	(612,022,125)	(120,029,354)
Net increase (decrease)	(36,819,969)	39,216,402	$ (575,188,802)	$ 574,024,944

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Destiny Portfolios and Shareholders of Fidelity Advisor Diversified Stock Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Diversified Stock Fund (the Fund), a fund of Fidelity Destiny Portfolios, including the schedule of investments, as of September 30, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Diversified Stock Fund as of September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 20, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 369 funds advised by FMR or an affiliate. Mr. Curvey oversees 339 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-
present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-
2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello and Mr. Wiley may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Destiny Portfolios. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Destiny Portfolios. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Destiny Portfolios. Mr. Wiley also serves as Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-present) and a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present), and an Advisory Director of Riverstone Holdings (private investment firm). Previously, Mr. Wiley served as Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Diversified Stock. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of Advisor Diversified Stock. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Bruce T. Herring (42)

Year of Election or Appointment: 2006

Vice President of Advisor Diversified Stock. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Advisor Diversified Stock. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of Advisor Diversified Stock. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-
present), and is an employee of FMR.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Diversified Stock. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Diversified Stock. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Diversified Stock. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Diversified Stock. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-
present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Diversified Stock. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Diversified Stock. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Diversified Stock. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Advisor Diversified Stock. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Diversified Stock. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

Class A, Class T, Class B and Class C designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class T, Class B and Class C designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Diversified Stock Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Class O and Class A of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Class O and Class A show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Advisor Diversified Stock Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Class O of the fund was in the fourth quartile for the one-year period and the third quartile for the three- and five-year periods. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund's disappointing performance relative to its peer group. The Board will continue to closely monitor the performance of the fund in the coming year.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 3% means that 97% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Diversified Stock Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2006.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Annual Report

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-advisers

FMR Co., Inc.
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General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Boston, MA

ADESI-UANN-1107
1.814743.102

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

Diversified Stock Fund -

Institutional Class

Annual Report

September 30, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting results") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2007	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	18.89%	14.38%	2.69%

A The initial offering of Institutional Class shares took place on July 12, 2005. Returns prior to July 12, 2005 are those of Class O, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in in Fidelity® Advisor Diversified Stock Fund: Institutional Class on September 30, 1997. The chart shows how the value of an investment in the fund would have changed, and also shows how the S&P 500® Index performed over the same period. The initial offering of Institutional Class took place on July 12, 2005. See above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Comments from James Morrow, Portfolio Manager of Fidelity® Advisor Diversified Stock Fund

The U.S. equity market had double-digit returns for the 12 months ending September 30, 2007. The period began with a four-month winning streak amid falling energy prices, upbeat economic data and solid corporate earnings. However, stocks tumbled in February, stung by the combination of a slowing housing market, a subprime mortgage loan crisis and a short-lived freefall in the Asian markets. Stocks rallied strongly from March through May, but were extremely volatile during the final four months of the period. Crude oil prices spiked to record highs, ending the period above $80 per barrel. The housing slump grew more pronounced, while a precipitous decline in subprime mortgage prices spread throughout the credit markets. The Federal Reserve Board helped spark a late-period rally, first by lowering its discount rate, then by a larger-than-expected 0.50% rate cut in the federal funds target rate. For the 12 months as a whole, the Standard & Poor's 500SM Index advanced 16.44%, the Dow Jones Industrial AverageSM rose 21.69% and the NASDAQ Composite® Index gained 20.52%.

During the past year, the fund's Institutional Class shares returned 18.89%, topping the S&P 500®. Rewarding stock selection in information technology, health care and consumer staples added the most to the fund's performance, while it received more-modest benefits from timely picks in materials, industrials and telecommunication services. A modest underweighting in financials also benefited performance. Further, the fund's foreign exposure helped our absolute performance given the U.S. dollar's weakness. Among individual holdings, online advertising and search provider Google was our top contributor, its stock lifted by the company's growing share of the expanding market for online ads. Not owning poorly performing drug provider and index component Pfizer also was beneficial. Elsewhere, consumer electronics and personal computer maker Apple boosted our results, along with Swiss food and beverage supplier Nestle and SolarWorld, a German integrated solar energy company. Conversely, stock selection in both consumer discretionary and energy undermined our results, as did an underweighting in energy. Specifically, underweighting Exxon Mobil and not having a stake in Chevron were counterproductive decisions, as these index components posted strong gains. Mortgage insurer Radian Group and online education services provider Apollo Group - a stock I sold during the period - detracted as well. Nestle, SolarWorld and Radian were out-of-benchmark holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including Destiny Plan Creation and Sales Charges on purchases of Class O and certain purchases of Class A, sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2007 to September 30, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Paid During Period* April 1, 2007 to September 30, 2007
Class O
Actual	$ 1,000.00	$ 1,106.60	$ 2.53
Hypothetical A	$ 1,000.00	$ 1,022.66	$ 2.43
Class A
Actual	$ 1,000.00	$ 1,103.40	$ 4.80
Hypothetical A	$ 1,000.00	$ 1,020.51	$ 4.61
Class T
Actual	$ 1,000.00	$ 1,102.30	$ 6.53
Hypothetical A	$ 1,000.00	$ 1,018.85	$ 6.28
Class B
Actual	$ 1,000.00	$ 1,099.50	$ 9.32
Hypothetical A	$ 1,000.00	$ 1,016.19	$ 8.95
Class C
Actual	$ 1,000.00	$ 1,099.50	$ 9.32
Hypothetical A	$ 1,000.00	$ 1,016.19	$ 8.95
Institutional Class
Actual	$ 1,000.00	$ 1,105.10	$ 3.38
Hypothetical A	$ 1,000.00	$ 1,021.86	$ 3.24

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class O	.48%
Class A	.91%
Class T	1.24%
Class B	1.77%
Class C	1.77%
Institutional Class	.64%

Annual Report

Investment Changes

Top Ten Stocks as of September 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	3.3	3.5
American International Group, Inc.	2.9	2.6
Google, Inc. Class A (sub. vtg.)	2.8	2.2
Procter & Gamble Co.	2.3	1.5
Bank of America Corp.	2.2	3.0
AT&T, Inc.	1.7	0.0
Citigroup, Inc.	1.7	0.0
Johnson & Johnson	1.5	0.7
JPMorgan Chase & Co.	1.5	1.1
Wachovia Corp.	1.4	0.8
	21.3
Top Five Market Sectors as of September 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.5	17.5
Information Technology	19.4	19.5
Industrials	13.0	13.4
Health Care	12.5	13.1
Consumer Staples	8.5	10.2
Asset Allocation (% of fund's net assets)
As of September 30, 2007 *		As of March 31, 2007 **
	Stocks 96.5%		Stocks 98.8%
	Convertible Securities 0.0%		Convertible Securities 0.1%
	Short-Term Investments and Net Other Assets 3.5%		Short-Term Investments and Net Other Assets 1.1%
* Foreign investments	17.9%	** Foreign investments	20.5%

Annual Report

Investments September 30, 2007

Showing Percentage of Net Assets

Common Stocks - 96.5%
	Shares	Value
CONSUMER DISCRETIONARY - 8.3%
Automobiles - 0.1%
Harley-Davidson, Inc.	100,000	$ 4,621,000
Distributors - 0.7%
Li & Fung Ltd.	5,250,000	22,286,255
Diversified Consumer Services - 0.2%
New Oriental Education & Technology Group, Inc. sponsored ADR	115,000	7,654,400
Hotels, Restaurants & Leisure - 0.6%
McCormick & Schmick's Seafood Restaurants (a)	15,280	287,722
Red Robin Gourmet Burgers, Inc. (a)	250,000	10,725,000
Starbucks Corp. (a)	300,000	7,860,000
		18,872,722
Household Durables - 0.9%
D.R. Horton, Inc.	500,000	6,405,000
Harman International Industries, Inc.	36,600	3,166,632
KB Home	524,960	13,155,498
Ryland Group, Inc.	200,000	4,286,000
Standard Pacific Corp.	400,000	2,196,000
		29,209,130
Leisure Equipment & Products - 0.4%
Brunswick Corp.	250,000	5,715,000
Eastman Kodak Co.	200,000	5,352,000
		11,067,000
Media - 2.6%
Comcast Corp. Class A	500,000	12,090,000
Dolan Media Co.	150,000	3,645,000
EchoStar Communications Corp. Class A (a)	150,000	7,021,500
New Frontier Media, Inc.	1,000,000	6,130,000
Playboy Enterprises, Inc. Class B (non-vtg.) (a)	1,000,046	10,740,494
The DIRECTV Group, Inc. (a)	300,000	7,284,000
The Walt Disney Co.	450,000	15,475,500
Time Warner, Inc.	1,050,000	19,278,000
		81,664,494
Multiline Retail - 1.2%
Kohl's Corp. (a)	75,000	4,299,750
Macy's, Inc.	925,000	29,896,000
Target Corp.	50,000	3,178,500
		37,374,250
Specialty Retail - 1.4%
Charlotte Russe Holding, Inc. (a)	250,000	3,660,000
Citi Trends, Inc. (a)	533,600	11,611,136
Home Depot, Inc.	500,040	16,221,298
Staples, Inc.	550,000	11,819,500
		43,311,934

	Shares	Value
Textiles, Apparel & Luxury Goods - 0.2%
Under Armour, Inc. Class A (sub. vtg.) (a)(d)	90,000	$ 5,383,800
TOTAL CONSUMER DISCRETIONARY		261,444,985
CONSUMER STAPLES - 8.5%
Beverages - 0.6%
InBev SA	80,000	7,250,925
Molson Coors Brewing Co. Class B	100,000	9,967,000
		17,217,925
Food & Staples Retailing - 2.7%
Sysco Corp.	175,000	6,228,250
United Natural Foods, Inc. (a)	975,000	26,539,500
Wal-Mart Stores, Inc.	150,000	6,547,500
Walgreen Co.	200,000	9,448,000
Whole Foods Market, Inc. (d)	650,000	31,824,000
X5 Retail Group NV GDR (a)(e)	100,000	3,405,000
		83,992,250
Food Products - 2.2%
Bunge Ltd.	30,000	3,223,500
Dean Foods Co.	150,000	3,837,000
Diamond Foods, Inc.	350,000	7,231,000
Green Mountain Coffee Roasters, Inc. (a)	200,000	6,638,000
Groupe Danone	100,000	7,865,000
Marine Harvest ASA (a)	5,000,000	6,362,456
McCormick & Co., Inc. (non-vtg.)	50,000	1,798,500
Nestle SA (Reg.)	75,000	33,570,000
		70,525,456
Household Products - 2.8%
Colgate-Palmolive Co.	225,000	16,047,000
Procter & Gamble Co.	1,000,000	70,340,000
		86,387,000
Personal Products - 0.2%
Avon Products, Inc.	200,000	7,506,000
TOTAL CONSUMER STAPLES		265,628,631
ENERGY - 7.4%
Energy Equipment & Services - 1.7%
ENSCO International, Inc.	125,000	7,012,500
National Oilwell Varco, Inc. (a)	125,000	18,062,500
Noble Corp.	125,000	6,131,250
North American Energy Partners, Inc.	550,000	9,493,000
Schlumberger Ltd. (NY Shares)	125,000	13,125,000
		53,824,250
Oil, Gas & Consumable Fuels - 5.7%
Chesapeake Energy Corp.	350,000	12,341,000
ConocoPhillips	150,000	13,165,500
EOG Resources, Inc.	150,000	10,849,500
Exxon Mobil Corp.	350,000	32,396,000
Gazprom OAO sponsored ADR	300,000	13,200,000
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Lukoil Oil Co. sponsored ADR	125,000	$ 10,365,000
Marathon Oil Corp.	620,000	35,352,400
OJSC Rosneft unit	750,000	6,375,000
OPTI Canada, Inc. (a)	75,000	1,404,223
Suncor Energy, Inc.	150,000	14,247,360
Total SA sponsored ADR	100,000	8,103,000
Ultra Petroleum Corp. (a)	110,000	6,824,400
Valero Energy Corp.	200,000	13,436,000
		178,059,383
TOTAL ENERGY		231,883,633
FINANCIALS - 20.5%
Capital Markets - 2.9%
Bear Stearns Companies, Inc.	100,000	12,281,000
Credit Suisse Group sponsored ADR	100,000	6,633,000
Goldman Sachs Group, Inc.	125,000	27,092,500
KKR Private Equity Investors, LP	800,000	15,840,000
Lehman Brothers Holdings, Inc.	250,000	15,432,500
State Street Corp.	100,000	6,816,000
UBS AG (NY Shares)	125,000	6,656,250
		90,751,250
Commercial Banks - 3.9%
Anglo Irish Bank Corp. PLC	475,000	8,981,661
Banner Corp.	125,000	4,298,750
Commerce Bancorp, Inc.	300,000	11,634,000
Erste Bank AG	100,000	7,621,970
HSBC Holdings PLC sponsored ADR	100,000	9,260,000
M&T Bank Corp.	125,000	12,931,250
Prosperity Bancshares, Inc.	125,000	4,145,000
Standard Chartered PLC (United Kingdom)	374,998	12,277,435
Sterling Bancshares, Inc.	275,000	3,137,750
Sterling Financial Corp., Washington	125,000	3,363,750
Umpqua Holdings Corp.	175,000	3,501,750
Wachovia Corp.	850,000	42,627,500
		123,780,816
Consumer Finance - 0.6%
American Express Co.	300,000	17,811,000
Diversified Financial Services - 5.9%
African Bank Investments Ltd.	1,750,015	7,954,960
Bank of America Corp.	1,350,000	67,864,500
Citigroup, Inc.	1,150,000	53,670,500
Climate Exchange PLC (a)	150,000	4,426,039
JPMorgan Chase & Co.	1,000,000	45,820,000
MarketAxess Holdings, Inc. (a)	275,000	4,125,000
		183,860,999
Insurance - 6.2%
ACE Ltd.	324,970	19,683,433

	Shares	Value
AFLAC, Inc.	175,000	$ 9,982,000
American International Group, Inc.	1,350,033	91,329,732
Arch Capital Group Ltd. (a)	75,000	5,580,750
Hartford Financial Services Group, Inc.	100,000	9,255,000
Max Capital Group Ltd.	105,000	2,944,200
MetLife, Inc.	100,000	6,973,000
Prudential Financial, Inc.	130,000	12,685,400
RenaissanceRe Holdings Ltd.	325,000	21,258,250
The Chubb Corp.	100,000	5,364,000
W.R. Berkley Corp.	150,000	4,444,500
XL Capital Ltd. Class A	75,000	5,940,000
		195,440,265
Real Estate Investment Trusts - 0.2%
Duke Realty LP	200,000	6,762,000
Thrifts & Mortgage Finance - 0.8%
Countrywide Financial Corp.	375,022	7,129,168
MGIC Investment Corp. (d)	150,000	4,846,500
Radian Group, Inc. (d)	550,000	12,804,000
		24,779,668
TOTAL FINANCIALS		643,185,998
HEALTH CARE - 12.5%
Biotechnology - 2.6%
Alexion Pharmaceuticals, Inc. (a)	100,000	6,515,000
Alkermes, Inc. (a)	425,000	7,820,000
Alnylam Pharmaceuticals, Inc. (a)	100,000	3,277,000
Amgen, Inc. (a)	575,000	32,527,750
Amylin Pharmaceuticals, Inc. (a)	135,000	6,750,000
Cephalon, Inc. (a)	80,000	5,844,800
CytRx Corp. (a)(d)	500,000	1,730,000
Genentech, Inc. (a)	99,970	7,799,659
MannKind Corp. (a)	350,000	3,388,000
Vertex Pharmaceuticals, Inc. (a)	149,961	5,760,002
		81,412,211
Health Care Equipment & Supplies - 1.9%
ArthroCare Corp. (a)	120,000	6,706,800
Conceptus, Inc. (a)	525,000	9,964,500
Covidien Ltd. (a)	100,000	4,150,000
DENTSPLY International, Inc.	150,000	6,246,000
Medtronic, Inc.	250,000	14,102,500
Mindray Medical International Ltd. sponsored ADR	200,000	8,590,000
NeuroMetrix, Inc. (a)	200,000	1,746,000
NxStage Medical, Inc. (a)	256,000	3,709,440
Sirona Dental Systems, Inc. (a)	100,000	3,567,000
		58,782,240
Health Care Providers & Services - 2.4%
athenahealth, Inc.	2,400	81,384
Brookdale Senior Living, Inc.	121,700	4,844,877
DaVita, Inc. (a)	175,000	11,056,500
Emergency Medical Services Corp. Class A (a)	70,634	2,136,679
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
Henry Schein, Inc. (a)	100,000	$ 6,084,000
I-trax, Inc. (a)	1,100,000	4,180,000
MWI Veterinary Supply, Inc. (a)	150,000	5,662,500
UnitedHealth Group, Inc.	700,022	33,902,065
VCA Antech, Inc. (a)	175,000	7,306,250
		75,254,255
Health Care Technology - 0.5%
Allscripts Healthcare Solutions, Inc. (a)	250,000	6,757,500
Cerner Corp. (a)	150,000	8,971,500
		15,729,000
Life Sciences Tools & Services - 1.4%
Charles River Laboratories International, Inc. (a)	75,000	4,211,250
Covance, Inc. (a)	100,000	7,790,000
ICON PLC sponsored ADR	125,005	6,379,005
Illumina, Inc. (a)	125,000	6,485,000
Millipore Corp. (a)	150,000	11,370,000
Pharmaceutical Product Development, Inc.	175,000	6,202,000
QIAGEN NV (a)	75,000	1,455,750
		43,893,005
Pharmaceuticals - 3.7%
Barr Pharmaceuticals, Inc. (a)	225,000	12,804,750
Elan Corp. PLC sponsored ADR (a)	350,022	7,364,463
Endo Pharmaceuticals Holdings, Inc. (a)	250,000	7,752,500
Johnson & Johnson	700,027	45,991,774
Medicis Pharmaceutical Corp. Class A	325,000	9,915,750
Merck & Co., Inc.	450,000	23,260,500
Nexmed, Inc. (a)	2,004,847	3,307,998
Roche Holding AG (participation certificate)	34,957	6,313,234
		116,710,969
TOTAL HEALTH CARE		391,781,680
INDUSTRIALS - 13.0%
Aerospace & Defense - 1.5%
General Dynamics Corp.	200,000	16,894,000
Honeywell International, Inc.	200,000	11,894,000
United Technologies Corp.	225,000	18,108,000
		46,896,000
Air Freight & Logistics - 1.2%
C.H. Robinson Worldwide, Inc.	100,017	5,429,923
FedEx Corp.	50,000	5,237,500
United Parcel Service, Inc. Class B	375,000	28,162,500
		38,829,923
Airlines - 0.5%
Delta Air Lines, Inc. (a)	300,000	5,385,000

	Shares	Value
Ryanair Holdings PLC sponsored ADR (a)	100,000	$ 4,151,000
US Airways Group, Inc. (a)	250,000	6,562,500
		16,098,500
Building Products - 0.4%
American Standard Companies, Inc.	175,000	6,233,500
Universal Forest Products, Inc.	200,000	5,980,000
		12,213,500
Commercial Services & Supplies - 2.5%
Corporate Executive Board Co.	425,000	31,552,000
CoStar Group, Inc. (a)	254,185	13,586,188
Dun & Bradstreet Corp.	60,000	5,916,600
Equifax, Inc.	200,000	7,624,000
Healthcare Services Group, Inc.	600,000	12,162,000
Robert Half International, Inc.	299,980	8,957,403
		79,798,191
Construction & Engineering - 0.7%
Chicago Bridge & Iron Co. NV (NY Shares)	117,500	5,059,550
Flint Energy Services Ltd. (a)	111,300	2,992,621
Fluor Corp.	50,000	7,199,000
Great Lakes Dredge & Dock Corp. (a)	32,081	281,030
Quanta Services, Inc. (a)	227,300	6,012,085
		21,544,286
Electrical Equipment - 1.9%
Energy Conversion Devices, Inc. (a)(d)	275,000	6,248,000
Evergreen Solar, Inc. (a)(d)	1,723,393	15,389,899
Q-Cells AG (a)(d)	135,000	13,802,967
SolarWorld AG (d)	275,000	15,831,096
Suntech Power Holdings Co. Ltd. sponsored ADR (a)	200,000	7,980,000
		59,251,962
Industrial Conglomerates - 3.6%
3M Co.	100,000	9,358,000
General Electric Co.	2,499,961	103,498,388
		112,856,388
Machinery - 0.7%
Bucyrus International, Inc. Class A	100,000	7,293,000
Illinois Tool Works, Inc.	150,024	8,947,431
Tata Motors Ltd. sponsored ADR (d)	225,000	4,306,500
		20,546,931
TOTAL INDUSTRIALS		408,035,681
INFORMATION TECHNOLOGY - 19.4%
Communications Equipment - 3.5%
Cisco Systems, Inc. (a)	1,000,000	33,110,000
Comverse Technology, Inc. (a)	500,000	9,900,000
Corning, Inc.	1,500,000	36,975,000
Foxconn International Holdings Ltd. (a)	2,250,000	6,164,899
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Harris Corp.	175,000	$ 10,113,250
Nice Systems Ltd. sponsored ADR (a)	394,000	14,120,960
		110,384,109
Computers & Peripherals - 2.7%
Apple, Inc. (a)	260,000	39,920,400
Dell, Inc. (a)	799,976	22,079,338
Hewlett-Packard Co.	350,000	17,426,500
Sun Microsystems, Inc. (a)	1,250,000	7,012,500
		86,438,738
Electronic Equipment & Instruments - 1.8%
Acacia Research Corp. - Acacia Technologies (a)	650,000	9,542,000
Comverge, Inc.	250,000	8,215,000
Everlight Electronics Co. Ltd.	514,960	2,248,561
Hon Hai Precision Industry Co. Ltd. (Foxconn)	1,440,000	10,854,604
Itron, Inc. (a)	44,700	4,160,229
Motech Industries, Inc.	1,849,630	20,120,075
		55,140,469
Internet Software & Services - 3.9%
Akamai Technologies, Inc. (a)	275,000	7,900,750
eBay, Inc. (a)	150,000	5,853,000
Google, Inc. Class A (sub. vtg.) (a)	154,970	87,909,832
SAVVIS, Inc. (a)	200,000	7,756,000
Terremark Worldwide, Inc. (a)	1,000,019	7,170,136
The Knot, Inc. (a)	250,000	5,315,000
		121,904,718
IT Services - 2.4%
BearingPoint, Inc. (a)	400,000	1,620,000
Cognizant Technology Solutions Corp. Class A (a)	175,100	13,967,727
Mastercard, Inc. Class A	120,000	17,756,400
MoneyGram International, Inc.	470,000	10,617,300
Paychex, Inc.	450,000	18,450,000
The Western Union Co.	600,000	12,582,000
		74,993,427
Semiconductors & Semiconductor Equipment - 3.7%
ARM Holdings PLC sponsored ADR	750,000	7,057,500
ASML Holding NV (NY Shares) (a)	200,000	6,572,000
Intel Corp.	1,600,000	41,376,000
LDK Solar Co. Ltd. Sponsored ADR	50,000	3,445,000
LSI Corp. (a)	600,000	4,452,000
Marvell Technology Group Ltd. (a)	85,000	1,391,450
Maxim Integrated Products, Inc.	150,000	4,402,500
MEMC Electronic Materials, Inc. (a)	300,000	17,658,000
National Semiconductor Corp.	175,020	4,746,542
Renesola Ltd.	1,000,000	7,131,181

	Shares	Value
Richtek Technology Corp.	200,000	$ 2,377,815
Siliconware Precision Industries Co. Ltd. sponsored ADR	299,984	3,629,806
Taiwan Semiconductor Manufacturing Co. Ltd.	5,999,995	11,692,958
		115,932,752
Software - 1.4%
Check Point Software Technologies Ltd. (a)	200,000	5,036,000
Microsoft Corp.	500,000	14,730,000
Nintendo Co. Ltd.	10,000	5,188,000
Quality Systems, Inc.	500,000	18,315,000
		43,269,000
TOTAL INFORMATION TECHNOLOGY		608,063,213
MATERIALS - 2.2%
Chemicals - 1.3%
Airgas, Inc.	75,000	3,872,250
Albemarle Corp.	75,000	3,315,000
Ecolab, Inc.	200,000	9,440,000
Hercules, Inc.	250,000	5,255,000
Monsanto Co.	150,000	12,861,000
Tokuyama Corp.	525,000	7,964,793
		42,708,043
Metals & Mining - 0.7%
ArcelorMittal SA (NY Shares) Class A	200,000	15,672,000
Equigold NL	1,000,000	2,308,150
Titanium Metals Corp. (a)	100,000	3,356,000
		21,336,150
Paper & Forest Products - 0.2%
Glatfelter	350,000	5,194,000
TOTAL MATERIALS		69,238,193
TELECOMMUNICATION SERVICES - 3.9%
Diversified Telecommunication Services - 3.1%
AT&T, Inc.	1,300,000	55,003,000
Level 3 Communications, Inc. (a)	500,000	2,325,000
Verizon Communications, Inc.	925,000	40,959,000
		98,287,000
Wireless Telecommunication Services - 0.8%
America Movil SAB de CV Series L sponsored ADR	100,000	6,400,000
Bharti Airtel Ltd. (a)	400,000	9,629,670
Orascom Telecom Holding SAE GDR	25,000	1,635,000
Sistema JSFC sponsored GDR	225,000	7,481,250
		25,145,920
TOTAL TELECOMMUNICATION SERVICES		123,432,920
Common Stocks - continued
	Shares	Value
UTILITIES - 0.8%
Independent Power Producers & Energy Traders - 0.8%
AES Corp. (a)	300,000	$ 6,012,000
Clipper Windpower PLC (a)	425,600	4,689,710
NRG Energy, Inc. (a)	300,000	12,687,000
		23,388,710
TOTAL COMMON STOCKS (Cost $2,858,947,589)		3,026,083,644
Money Market Funds - 3.6%

Fidelity Cash Central Fund, 5.12% (b)	57,343,637	57,343,637
Fidelity Securities Lending Cash Central Fund, 5.17% (b)(c)	56,357,775	56,357,775
TOTAL MONEY MARKET FUNDS (Cost $113,701,412)		113,701,412
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $2,972,649,001)		3,139,785,056
NET OTHER ASSETS - (0.1)%		(3,774,346)
NET ASSETS - 100%		$ 3,136,010,710
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,405,000 or 0.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,760,238
Fidelity Securities Lending Cash Central Fund	740,930
Total	$ 3,501,168
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	82.1%
United Kingdom	1.7%
Switzerland	1.7%
Taiwan	1.7%
Cayman Islands	1.6%
Bermuda	1.3%
Canada	1.2%
Russia	1.1%
Others (individually less than 1%)	7.6%
100.0%
Income Tax Information
At September 30, 2007, the fund had a capital loss carryforward of approximately $101,274,077 all of which will expire on September 30, 2011.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2007

Assets
Investment in securities, at value (including securities loaned of $55,291,244) - See accompanying schedule: Unaffiliated issuers (cost $2,858,947,589)	$ 3,026,083,644
Fidelity Central Funds (cost $113,701,412)	113,701,412
Total Investments (cost $2,972,649,001)		$ 3,139,785,056
Cash		43,202
Foreign currency held at value (cost $49)		48
Receivable for investments sold		83,925,731
Receivable for fund shares sold		66,633
Dividends receivable		2,549,510
Distributions receivable from Fidelity Central Funds		258,214
Prepaid expenses		3,399
Other receivables		215,360
Total assets		3,226,847,153

Liabilities
Payable for investments purchased	$ 29,937,952
Payable for fund shares redeemed	2,611,781
Accrued management fee	1,096,149
Distribution fees payable	52,867
Other affiliated payables	157,932
Other payables and accrued expenses	621,987
Collateral on securities loaned, at value	56,357,775
Total liabilities		90,836,443

Net Assets		$ 3,136,010,710
Net Assets consist of:
Paid in capital		$ 3,054,363,258
Undistributed net investment income		22,785,930
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(107,908,446)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		166,769,968
Net Assets		$ 3,136,010,710

Statement of Assets and Liabilities - continued

September 30, 2007

Class O: Net Asset Value, offering price and redemption price per share ($2,878,126,787 ÷ 165,043,492 shares)	$ 17.44

Class A: Net Asset Value and redemption price per share ($182,686,059 ÷ 10,699,138 shares)	$ 17.07

Maximum offering price per share (100/94.25 of $17.07)	$ 18.11
Class T: Net Asset Value and redemption price per share ($26,732,014 ÷ 1,580,786 shares)	$ 16.91

Maximum offering price per share (100/96.50 of $16.91)	$ 17.52
Class B: Net Asset Value and offering price per share ($1,356,405 ÷ 80,745 shares)A	$ 16.80

Class C: Net Asset Value and offering price per share ($4,897,066 ÷ 291,510 shares)A	$ 16.80

Institutional Class: Net Asset Value, offering price and redemption price per share ($42,212,379 ÷ 2,404,078 shares)	$ 17.56

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended September 30, 2007

Investment Income
Dividends		$ 42,428,351
Interest		286,047
Income from Fidelity Central Funds		3,501,168
Total income		46,215,566

Expenses
Management fee	$ 13,971,601
Transfer agent fees	893,912
Distribution fees	575,401
Accounting and security lending fees	993,701
Custodian fees and expenses	209,468
Independent trustees' compensation	11,162
Appreciation in deferred trustee compensation account	1,377
Registration fees	163,188
Audit	87,676
Legal	41,128
Interest	1,355
Miscellaneous	29,354
Total expenses before reductions	16,979,323
Expense reductions	(326,507)	16,652,816
Net investment income (loss)		29,562,750
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $495,118)	548,741,807
Foreign currency transactions	(111,382)
Futures contracts	793,920
Total net realized gain (loss)		549,424,345
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $435,917)	(5,709,116)
Assets and liabilities in foreign currencies	68,450
Total change in net unrealized appreciation (depreciation)		(5,640,666)
Net gain (loss)		543,783,679
Net increase (decrease) in net assets resulting from operations		$ 573,346,429

Statement of Changes in Net Assets

	Year ended September 30, 2007	Year ended September 30, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 29,562,750	$ 29,709,248
Net realized gain (loss)	549,424,345	273,478,984
Change in net unrealized appreciation (depreciation)	(5,640,666)	16,232,614
Net increase (decrease) in net assets resulting from operations	573,346,429	319,420,846
Distributions to shareholders from net investment income	(30,072,413)	(25,013,044)
Share transactions - net increase (decrease)	(1,049,322,859)	277,444,856
Total increase (decrease) in net assets	(506,048,843)	571,852,658

Net Assets
Beginning of period	3,642,059,553	3,070,206,895
End of period (including undistributed net investment income of $22,785,930 and undistributed net investment income of $23,631,651, respectively)	$ 3,136,010,710	$ 3,642,059,553

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class O

Years ended September 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 14.82	$ 13.51	$ 11.85	$ 11.06	$ 9.31
Income from Investment Operations
Net investment income (loss) C	.15	.13	.16 F	.10	.09
Net realized and unrealized gain (loss)	2.62	1.29	1.66	.78	1.75
Total from investment operations	2.77	1.42	1.82	.88	1.84
Distributions from net investment income	(.15)	(.11)	(.16)	(.09)	(.09)
Net asset value, end of period	$ 17.44	$ 14.82	$ 13.51	$ 11.85	$ 11.06
Total Return A, B	18.83%	10.55%	15.46%	7.96%	19.88%
Ratios to Average Net Assets D, G
Expenses before reductions	.49%	.49%	.49%	.49%	.49%
Expenses net of fee waivers, if any	.49%	.49%	.49%	.49%	.49%
Expenses net of all reductions	.48%	.48%	.44%	.47%	.46%
Net investment income (loss)	.95%	.90%	1.27% F	.79%	.85%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,878,127	$ 2,915,932	$ 2,988,758	$ 3,099,403	$ 3,144,123
Portfolio turnover rate E	148%	66%	130%	52%	71%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .82%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class A

Years ended September 30,	2007	2006	2005 J	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 14.53	$ 13.24	$ 11.62	$ 10.87	$ 9.16
Income from Investment Operations
Net investment income (loss) D	.08	.06	.08 G	- I	- I
Net realized and unrealized gain (loss)	2.56	1.28	1.62	.77	1.73
Total from investment operations	2.64	1.34	1.70	.77	1.73
Distributions from net investment income	(.10)	(.05)	(.08)	(.02)	(.02)
Net asset value, end of period	$ 17.07	$ 14.53	$ 13.24	$ 11.62	$ 10.87
Total Return A, B, C	18.25%	10.13%	14.68%	7.08%	18.91%
Ratios to Average Net Assets E, H
Expenses before reductions	.91%	.95%	1.09%	1.29%	1.36%
Expenses net of fee waivers, if any	.91%	.95%	1.08%	1.29%	1.36%
Expenses net of all reductions	.90%	.94%	1.03%	1.27%	1.32%
Net investment income (loss)	.52%	.44%	.67% G	-%	(.01)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 182,686	$ 130,332	$ 80,938	$ 52,741	$ 31,240
Portfolio turnover rate F	148%	66%	130%	52%	71%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .22%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Class N was renamed Class A on July 12, 2005.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended September 30,	2007	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 14.45	$ 13.24	$ 12.84
Income from Investment Operations
Net investment income (loss) E	.03	.02	- J
Net realized and unrealized gain (loss)	2.54	1.27	.40
Total from investment operations	2.57	1.29	.40
Distributions from net investment income	(.11)	(.08)	-
Net asset value, end of period	$ 16.91	$ 14.45	$ 13.24
Total Return B, C, D	17.90%	9.75%	3.12%
Ratios to Average Net Assets F, I
Expenses before reductions	1.23%	1.25%	1.18% A
Expenses net of fee waivers, if any	1.23%	1.25%	1.18% A
Expenses net of all reductions	1.22%	1.24%	1.13% A
Net investment income (loss)	.20%	.14%	(.04)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 26,732	$ 12,646	$ 199
Portfolio turnover rate G	148%	66%	130%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 12, 2005 (commencement of sale of shares) to September 30, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Financial Highlights - Class B

Years ended September 30,	2007	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 14.38	$ 13.22	$ 12.84
Income from Investment Operations
Net investment income (loss) E	(.06)	(.06)	(.02)
Net realized and unrealized gain (loss)	2.54	1.27	.40
Total from investment operations	2.48	1.21	.38
Distributions from net investment income	(.06)	(.05)	-
Net asset value, end of period	$ 16.80	$ 14.38	$ 13.22
Total Return B, C, D	17.26%	9.19%	2.96%
Ratios to Average Net Assets F, I
Expenses before reductions	1.81%	1.82%	1.72% A
Expenses net of fee waivers, if any	1.81%	1.82%	1.72% A
Expenses net of all reductions	1.80%	1.81%	1.67% A
Net investment income (loss)	(.37)%	(.42)%	(.59)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,356	$ 909	$ 106
Portfolio turnover rate G	148%	66%	130%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 12, 2005 (commencement of sale of shares) to September 30, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended September 30,	2007	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 14.37	$ 13.22	$ 12.84
Income from Investment Operations
Net investment income (loss) E	(.06)	(.06)	(.02)
Net realized and unrealized gain (loss)	2.54	1.28	.40
Total from investment operations	2.48	1.22	.38
Distributions from net investment income	(.05)	(.07)	-
Net asset value, end of period	$ 16.80	$ 14.37	$ 13.22
Total Return B, C, D	17.31%	9.20%	2.96%
Ratios to Average Net Assets F, I
Expenses before reductions	1.79%	1.84%	1.69% A
Expenses net of fee waivers, if any	1.79%	1.84%	1.69% A
Expenses net of all reductions	1.78%	1.84%	1.64% A
Net investment income (loss)	(.36)%	(.45)%	(.56)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,897	$ 2,758	$ 103
Portfolio turnover rate G	148%	66%	130%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 12, 2005 (commencement of sale of shares) to September 30, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Institutional Class

Years ended September 30,	2007	2006	2005 G
Selected Per-Share Data
Net asset value, beginning of period	$ 14.77	$ 13.50	$ 13.08
Income from Investment Operations
Net investment income (loss) D	.12	.09	.01
Net realized and unrealized gain (loss)	2.67	1.29	.41
Total from investment operations	2.79	1.38	.42
Distributions from net investment income	-	(.11)	-
Net asset value, end of period	$ 17.56	$ 14.77	$ 13.50
Total Return B, C	18.89%	10.26%	3.21%
Ratios to Average Net Assets E, H
Expenses before reductions	.65%	.77%	.69% A
Expenses net of fee waivers, if any	.65%	.77%	.69% A
Expenses net of all reductions	.64%	.76%	.64% A
Net investment income (loss)	.78%	.62%	.41% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 42,212	$ 579,483	$ 103
Portfolio turnover rate F	148%	66%	130%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period July 12, 2005 (commencement of sale of shares) to September 30, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2007

1. Organization.

Fidelity Advisor Diversified Stock Fund (the Fund) is a fund of Fidelity Destiny Portfolios (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is authorized to issue an unlimited number of shares.

The Fund offers six classes of shares, Class O, Class A (formerly Class N), Class T, Class B, Class C, and Institutional Class, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

On September 29, 2006, the President signed into law the Military Personnel Financial Services Protection Act (the "Act") which prohibits the issuance or sale of new periodic payment plans, such as the Destiny Plans. Effective October 27, 2006, shares of Class A and Class O will no longer be offered to the general public through Fidelity Systematic Investment Plans. The Act does not alter the rights or obligations, including rights of redemption, of existing Destiny Planholders. Planholders can contribute to existing Destiny Plans I: O and Destiny Plans I: N.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, futures transactions, certain foreign taxes, partnerships, capital loss carryforwards, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 327,305,092
Unrealized depreciation	(167,169,497)
Net unrealized appreciation (depreciation)	160,135,595
Undistributed ordinary income	21,493,420
Capital loss carryforward	(101,274,077)
Cost for federal income tax purposes	$ 2,979,649,461

The tax character of distributions paid was as follows:

	September 30, 2007	September 30, 2006
Ordinary Income	$ 30,072,413	$ 25,013,044

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in the Schedule of Investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $4,687,922,777 and $5,790,848,982, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .17% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .43% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 401,951	49,749
Class T	.25%	.25%	119,644	4,868
Class B	.75%	.25%	13,269	10,045
Class C	.75%	.25%	40,537	17,552
			$ 575,401	$ 82,214

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 31,488
Class T	4,036
Class B*	2,797
Class C*	3,335
$ 41,656

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for Class A, Class T, Class B, Class C and Institutional Class. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for Class O. FIIOC and FSC receive account fees and asset-based fees that vary according to account size and type of account of the shareholders of the respective classes of the Fund. FSC does not receive a fee for Class O Destiny Plan accounts. In addition, FIIOC and FSC pay for typesetting, printing, and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class O	$ 289,019.01
Class A	292,319.18
Class T	61,218.26
Class B	4,297.32
Class C	12,779.32
Institutional Class	234,280.17
	$ 893,912

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $32,671 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,967,000	5.44%	$ 1,355

Annual Report

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $7,879 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $740,930.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $251,761 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $6,352. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class O	$ 1,710
Class A	2,005
Class T	250
Institutional Class	674
$ 4,639

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, a transfer agent of the Fund, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated

Annual Report

Notes to Financial Statements - continued

10. Other - continued

to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended September 30,	2007	2006
From net investment income
Class O	$ 28,900,136	$ 24,229,472
Class A	976,377	321,631
Class T	177,927	1,411
Class B	5,391	610
Class C	12,582	1,082
Institutional Class	-	458,838
Total	$ 30,072,413	$ 25,013,044

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended September 30,	2007	2006	2007	2006
Class O
Shares sold	3,506,962	5,789,224	$ 55,847,896	$ 84,710,510
Reinvestment of distributions	1,573,620	1,401,691	24,375,356	20,198,400
Shares redeemed	(36,793,773)	(31,715,161)	(593,298,582)	(457,755,224)
Net increase (decrease)	(31,713,191)	(24,524,246)	$ (513,075,330)	$ (352,846,314)
Class A
Shares sold	3,127,611	3,470,852	$ 48,834,750	$ 49,284,464
Reinvestment of distributions	61,138	20,568	930,525	291,651
Shares redeemed	(1,462,015)	(630,247)	(23,133,989)	(8,920,811)
Net increase (decrease)	1,726,734	2,861,173	$ 26,631,286	$ 40,655,304
Class T
Shares sold	1,103,751	906,681	$ 16,839,396	$ 12,885,472
Reinvestment of distributions	11,601	100	175,291	1,411
Shares redeemed	(409,973)	(46,443)	(6,466,921)	(658,325)
Net increase (decrease)	705,379	860,338	$ 10,547,766	$ 12,228,558
Class B
Shares sold	70,820	66,438	$ 1,073,799	$ 936,863
Reinvestment of distributions	325	43	4,907	610
Shares redeemed	(53,648)	(11,234)	(836,615)	(156,453)
Net increase (decrease)	17,497	55,247	$ 242,091	$ 781,020
Class C
Shares sold	190,781	203,408	$ 2,924,440	$ 2,869,624
Reinvestment of distributions	771	44	11,622	624
Shares redeemed	(91,877)	(19,405)	(1,415,932)	(268,904)
Net increase (decrease)	99,675	184,047	$ 1,520,130	$ 2,601,344
Institutional Class
Shares sold	2,418,447	47,475,937	$ 36,833,323	$ 693,596,234
Reinvestment of distributions	-	31,810	-	458,064
Shares redeemed	(39,238,416)	(8,291,345)	(612,022,125)	(120,029,354)
Net increase (decrease)	(36,819,969)	39,216,402	$ (575,188,802)	$ 574,024,944

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Destiny Portfolios and Shareholders of Fidelity Advisor Diversified Stock Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Diversified Stock Fund (the Fund), a fund of Fidelity Destiny Portfolios, including the schedule of investments, as of September 30, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Diversified Stock Fund as of September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 20, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 369 funds advised by FMR or an affiliate. Mr. Curvey oversees 339 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-
present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-
2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello and Mr. Wiley may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Destiny Portfolios. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Destiny Portfolios. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Destiny Portfolios. Mr. Wiley also serves as Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-present) and a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present), and an Advisory Director of Riverstone Holdings (private investment firm). Previously, Mr. Wiley served as Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Diversified Stock. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of Advisor Diversified Stock. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Bruce T. Herring (42)

Year of Election or Appointment: 2006

Vice President of Advisor Diversified Stock. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Advisor Diversified Stock. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of Advisor Diversified Stock. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-
present), and is an employee of FMR.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Diversified Stock. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Diversified Stock. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Diversified Stock. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Diversified Stock. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-
present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Diversified Stock. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Diversified Stock. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Diversified Stock. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Advisor Diversified Stock. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Diversified Stock. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Diversified Stock Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Class O and Class A of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Class O and Class A show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Advisor Diversified Stock Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Class O of the fund was in the fourth quartile for the one-year period and the third quartile for the three- and five-year periods. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund's disappointing performance relative to its peer group. The Board will continue to closely monitor the performance of the fund in the coming year.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Annual Report

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 3% means that 97% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Diversified Stock Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2006.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-advisers

FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.
Fidelity Research & Analysis Company
Fidelity Investments Japan Limited
Fidelity International Investment Advisers
Fidelity International Investment Advisers (U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Boston, MA

ADESI-I-UANN-1107
1.814750.102

(Fidelity Investment logo)(registered trademark)

Fidelity Destiny® Portfolios:
Fidelity® Advisor

Capital Development Fund -

Class A
(formerly Destiny II)

Annual Report

September 30, 2007

Class A was formerly known as
Fidelity Advisor Destiny® II
Class A

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
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To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com ("search for proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2007	Past 1 year	Past 5 years	Past 10 years
Class A A	18.90%	13.52%	6.18%
$50/month 15-Year Plan B	-40.55%	11.16%	5.64%

A The fund began offering Class A (effective July 12, 2005, Class N was renamed Class A) shares on April 30, 1999. The total returns for Class A reported for periods prior to April 30, 1999 are those of Class O, restated to reflect the higher 12b-1 and transfer agent fee applicable to Class A.

B The figures provided for a "$50/month 15-year Plan" illustrate the class' performance adjusted to reflect sales charges assessed by the Plans. The maximum creation and sales charges for the Plan is 50% of the first 12 investments in the Plan. Actual fees and charges will vary by Plan and investment amount. The illustration assumes an initial investment at the beginning of each period shown and does not reflect what investors would have earned had they made regular monthly investments over the period. Investors should consult the Plans' prospectus for more complete information on the impact of the separate charges and fees applicable to each Plan.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Capital Development Fund - Class A on September 30, 1997. The chart shows how the value of an investment in the fund would have changed, and also shows how the Standard & Poors 500SM Index (S&P 500®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Adam Hetnarski, Portfolio Manager of Fidelity® Advisor Capital Development Fund

The U.S. equity market had double-digit returns for the 12 months ending September 30, 2007. The period began with a four-month winning streak amid falling energy prices, upbeat economic data and solid corporate earnings. However, stocks tumbled in February, stung by the combination of a slowing housing market, a subprime mortgage loan crisis and a short-lived freefall in the Asian markets. Stocks rallied strongly from March through May, but were extremely volatile during the final four months of the period. Crude oil prices spiked to record highs, ending the period above $80 per barrel. The housing slump grew more pronounced, while a precipitous decline in subprime mortgage prices spread throughout the credit markets. The Federal Reserve Board helped spark a late-period rally, first by lowering its discount rate, then by a larger-than-expected 0.50% rate cut in the federal funds target rate. For the 12 months as a whole, the Standard & Poor's 500SM Index advanced 16.44%, the Dow Jones Industrial AverageSM rose 21.69% and the NASDAQ Composite® Index gained 20.52%.

During the past year, the fund's Class A shares returned 18.90% (excluding sales charges), topping the S&P 500®. Solid stock selection in technology added considerable value during the period, as did a substantial underweighting in the struggling financials sector. Rewarding picks and an underweighting in consumer staples aided performance as well. In addition, the fund's foreign exposure helped our absolute performance given the U.S. dollar's weakness. Japanese video-game maker Nintendo - the fund's fifth-largest position at period end - was our top contributor by a wide margin. After a successful launch of its Wii hardware platform near the end of 2006, the company continued to roll out a series of successful extensions for the product. French software maker Ubisoft Entertainment also contributed, as did data-storage hardware and software provider EMC and telecom equipment supplier Ciena. Nintendo and Ubisoft were out-of-index positions. Conversely, underweighting energy hurt our results. Specifically, not owning integrated energy stock Chevron and underweighting others in that group were counterproductive moves. That said, student loan provider SLM was our biggest detractor. For a while, it appeared the company might be acquired, but the deal fell apart. Akamai Technologies, a maker of technology that speeds up Internet access, struggled as well. A modest cash position further dampened performance in a rising market environment.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including Destiny Plan Creation and Sales Charges on purchases of Class O and certain purchases of Class A, sales charges (loads) on purchase payments or redemption proceeds and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2007 to September 30, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Paid During Period* April 1, 2007 to September 30, 2007
Class O
Actual	$ 1,000.00	$ 1,130.60	$ 3.15
Hypothetical A	$ 1,000.00	$ 1,022.11	$ 2.99
Class A
Actual	$ 1,000.00	$ 1,128.60	$ 5.28
Hypothetical A	$ 1,000.00	$ 1,020.10	$ 5.01
Class T
Actual	$ 1,000.00	$ 1,126.30	$ 7.52
Hypothetical A	$ 1,000.00	$ 1,018.00	$ 7.13
Class B
Actual	$ 1,000.00	$ 1,124.40	$ 10.07
Hypothetical A	$ 1,000.00	$ 1,015.59	$ 9.55
Class C
Actual	$ 1,000.00	$ 1,124.20	$ 10.06
Hypothetical A	$ 1,000.00	$ 1,015.59	$ 9.55
Institutional Class
Actual	$ 1,000.00	$ 1,130.10	$ 3.95
Hypothetical A	$ 1,000.00	$ 1,021.36	$ 3.75

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Annualized Expense Ratio
Class O	.59%
Class A	.99%
Class T	1.41%
Class B	1.89%
Class C	1.89%
Institutional Class	.74%

Annual Report

Investment Changes

Top Ten Stocks as of September 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	6.7	6.8
Hewlett-Packard Co.	3.9	0.5
Procter & Gamble Co.	3.6	0.0
American Tower Corp. Class A	2.9	2.5
Nintendo Co. Ltd.	2.9	3.5
General Electric Co.	2.9	3.8
Time Warner, Inc.	2.8	0.9
Exxon Mobil Corp.	2.7	1.6
Intel Corp.	2.6	0.4
American International Group, Inc.	2.6	3.4
	33.6
Top Five Market Sectors as of September 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	33.2	30.8
Industrials	12.2	10.7
Health Care	11.9	14.9
Financials	9.2	10.9
Consumer Staples	8.4	3.9
Asset Allocation (% of fund's net assets)
As of September 30, 2007 *		As of March 31, 2007 **
	Stocks 98.1%		Stocks 94.4%
	Convertible Securities 0.4%		Convertible Securities 0.4%
	Short-Term Investments and Net Other Assets 1.5%		Short-Term Investments and Net Other Assets 5.2%
* Foreign investments	17.9%	** Foreign investments	16.1%

Annual Report

Showing Percentage of Net Assets

Investments September 30, 2007

Common Stocks - 98.1%
	Shares	Value
CONSUMER DISCRETIONARY - 7.9%
Automobiles - 0.4%
General Motors Corp.	675,000	$ 24,772,500
Distributors - 0.1%
Li & Fung Ltd.	1,000,000	4,245,001
Hotels, Restaurants & Leisure - 0.6%
WMS Industries, Inc. (a)	1,091,883	36,141,327
Household Durables - 0.0%
Garmin Ltd.	2,857	341,126
KB Home	97,050	2,432,073
		2,773,199
Media - 6.2%
CKX, Inc. (a)	3,233,069	39,799,079
Grupo Televisa SA de CV (CPO) sponsored ADR	825,000	19,940,250
News Corp. Class A	4,099,500	90,148,005
The Walt Disney Co.	1,450,000	49,865,500
Time Warner, Inc.	8,937,300	164,088,828
		363,841,662
Specialty Retail - 0.6%
Staples, Inc.	1,499,737	32,229,348
TOTAL CONSUMER DISCRETIONARY		464,003,037
CONSUMER STAPLES - 8.4%
Beverages - 0.7%
Heineken NV (Bearer)	50,000	3,281,226
The Coca-Cola Co.	625,800	35,964,726
		39,245,952
Food & Staples Retailing - 0.7%
Costco Wholesale Corp.	660,000	40,504,200
Food Products - 3.4%
Groupe Danone	660,000	51,909,002
Nestle SA:
(Reg.)	163,276	73,082,338
sponsored ADR	673,700	75,387,030
		200,378,370
Household Products - 3.6%
Procter & Gamble Co.	2,975,000	209,261,500
TOTAL CONSUMER STAPLES		489,390,022
ENERGY - 6.7%
Energy Equipment & Services - 2.0%
Acergy SA	200,000	5,940,000
Expro International Group PLC	1,050,000	21,120,369
National Oilwell Varco, Inc. (a)	59,600	8,612,200
Oceaneering International, Inc. (a)	22,469	1,703,150
Schlumberger Ltd. (NY Shares)	655,900	68,869,500
Subsea 7, Inc. (a)	465,383	12,905,724
		119,150,943

	Shares	Value
Oil, Gas & Consumable Fuels - 4.7%
Canadian Natural Resources Ltd.	250,000	$ 18,994,470
Chesapeake Energy Corp.	575,000	20,274,500
EOG Resources, Inc.	270,000	19,529,100
Exxon Mobil Corp.	1,675,990	155,129,634
Gazprom OAO sponsored ADR	614,800	27,051,200
Newfield Exploration Co. (a)	300,000	14,448,000
Plains Exploration & Production Co. (a)	220,000	9,728,400
Valero Energy Corp.	17,900	1,202,522
Williams Companies, Inc.	150,500	5,126,030
		271,483,856
TOTAL ENERGY		390,634,799
FINANCIALS - 9.2%
Capital Markets - 3.1%
Goldman Sachs Group, Inc.	390,000	84,528,600
JMP Group, Inc.	707,594	6,637,232
Lehman Brothers Holdings, Inc.	325,000	20,062,250
Morgan Stanley	50,000	3,150,000
Northern Trust Corp.	514,450	34,092,602
State Street Corp.	375,485	25,593,058
The Blackstone Group LP	250,000	6,270,000
		180,333,742
Commercial Banks - 0.0%
Bancorp Rhode Island, Inc.	25,801	922,644
Boston Private Financial Holdings, Inc.	75,683	2,107,015
		3,029,659
Diversified Financial Services - 0.7%
Bank of America Corp.	97,700	4,911,379
Citigroup, Inc.	723,400	33,761,078
		38,672,457
Insurance - 5.4%
American International Group, Inc.	2,197,731	148,676,502
Aspen Insurance Holdings Ltd.	197,800	5,520,598
Berkshire Hathaway, Inc. Class A (a)	492	58,306,920
IPC Holdings Ltd.	894,700	25,812,095
Montpelier Re Holdings Ltd.	1,858,166	32,889,538
Principal Financial Group, Inc.	586,600	37,008,594
The Chubb Corp.	152,400	8,174,736
		316,388,983
TOTAL FINANCIALS		538,424,841
HEALTH CARE - 11.9%
Biotechnology - 2.3%
Amgen, Inc. (a)	575,000	32,527,750
Cephalon, Inc. (a)	229,100	16,738,046
CSL Ltd.	275,000	26,195,283
Gilead Sciences, Inc. (a)	1,416,382	57,887,532
		133,348,611
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - 3.2%
ArthroCare Corp. (a)	424,488	$ 23,724,634
Becton, Dickinson & Co.	1,104,324	90,609,784
C.R. Bard, Inc.	474,900	41,881,431
Gyrus Group PLC (a)	975,000	7,631,234
Integra LifeSciences Holdings Corp. (a)	250,000	12,145,000
Inverness Medical Innovations, Inc. (a)	214,170	11,847,884
		187,839,967
Health Care Providers & Services - 0.9%
Henry Schein, Inc. (a)	890,800	54,196,272
Life Sciences Tools & Services - 1.5%
Charles River Laboratories International, Inc. (a)	1,131,685	63,544,113
Pharmaceutical Product Development, Inc.	575,000	20,378,000
		83,922,113
Pharmaceuticals - 4.0%
Allergan, Inc.	581,098	37,463,388
Merck & Co., Inc.	2,373,100	122,665,539
Roche Holding AG (participation certificate)	120,192	21,706,675
Wyeth	999,480	44,526,834
XenoPort, Inc. (a)	133,755	6,293,173
		232,655,609
TOTAL HEALTH CARE		691,962,572
INDUSTRIALS - 12.2%
Aerospace & Defense - 4.8%
General Dynamics Corp.	876,100	74,004,167
Honeywell International, Inc.	961,900	57,204,193
Lockheed Martin Corp.	345,000	37,429,050
Raytheon Co.	248,000	15,827,360
United Technologies Corp.	1,165,000	93,759,200
		278,223,970
Commercial Services & Supplies - 0.3%
The Brink's Co.	315,000	17,602,200
Electrical Equipment - 2.6%
ABB Ltd. sponsored ADR	1,925,000	50,492,750
Alstom SA	350,000	71,156,687
Emerson Electric Co.	490,000	26,077,800
Prysmian SpA	150,600	4,290,817
		152,018,054
Industrial Conglomerates - 3.7%
3M Co.	325,000	30,413,500
General Electric Co.	4,050,930	167,708,502
McDermott International, Inc. (a)	267,102	14,444,876
		212,566,878

	Shares	Value
Machinery - 0.8%
Bucyrus International, Inc. Class A	78,800	$ 5,746,884
Danaher Corp.	425,000	35,151,750
Force Protection, Inc. (a)	350,000	7,581,000
		48,479,634
Road & Rail - 0.0%
Knight Transportation, Inc.	1,600	27,536
TOTAL INDUSTRIALS		708,918,272
INFORMATION TECHNOLOGY - 32.8%
Communications Equipment - 7.2%
Alcatel-Lucent SA sponsored ADR	4,210,259	42,860,437
Ciena Corp. (a)	2,105,592	80,180,943
Cisco Systems, Inc. (a)	2,901,461	96,067,374
Corning, Inc.	1,251,587	30,851,620
D-Link Corp.	812,100	2,015,630
Gemtek Technology Corp.	2,526,946	6,349,305
Harris Corp.	1,242,900	71,827,191
Powerwave Technologies, Inc. (a)	2,928,539	18,039,800
Research In Motion Ltd. (a)	105,000	10,347,750
Sycamore Networks, Inc. (a)	3,855,000	15,689,850
Tellabs, Inc. (a)	4,885,483	46,509,798
		420,739,698
Computers & Peripherals - 5.5%
Dell, Inc. (a)	1,475,000	40,710,000
EMC Corp. (a)	2,148,900	44,697,120
Hewlett-Packard Co.	4,581,500	228,112,885
Neoware, Inc. (a)	450,412	7,305,683
		320,825,688
Electronic Equipment & Instruments - 1.0%
Chi Mei Optoelectronics Corp.	6,500,000	7,548,644
Hon Hai Precision Industry Co. Ltd. (Foxconn)	2,100,000	15,829,631
Itron, Inc. (a)	348,095	32,397,202
		55,775,477
Internet Software & Services - 0.8%
Akamai Technologies, Inc. (a)	1,233,193	35,429,635
Google, Inc. Class A (sub. vtg.) (a)	4,442	2,519,813
ValueClick, Inc. (a)	275,000	6,176,500
		44,125,948
IT Services - 0.4%
Mastercard, Inc. Class A	57,000	8,434,290
Redecard SA	977,500	18,136,811
		26,571,101
Semiconductors & Semiconductor Equipment - 5.9%
Analog Devices, Inc.	276,700	10,005,472
Applied Micro Circuits Corp. (a)	487,187	1,539,511
ARM Holdings PLC sponsored ADR	310,600	2,922,746
Broadcom Corp. Class A (a)	3,005,000	109,502,200
Cirrus Logic, Inc. (a)	1,500,000	9,600,000
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Intel Corp.	5,881,200	$ 152,087,832
MediaTek, Inc.	1,650,000	29,728,819
Microchip Technology, Inc.	286,086	10,390,644
Siliconware Precision Industries Co. Ltd.	5,037,023	11,344,299
Standard Microsystems Corp. (a)	145,000	5,570,900
		342,692,423
Software - 12.0%
Activision, Inc. (a)	975,000	21,050,250
Electronic Arts, Inc. (a)	247,227	13,842,240
Microsoft Corp.	13,288,246	391,471,726
NAVTEQ Corp. (a)	260,950	20,346,272
Nintendo Co. Ltd.	326,000	169,128,805
Ubisoft Entertainment SA (a)	1,239,849	84,688,382
		700,527,675
TOTAL INFORMATION TECHNOLOGY		1,911,258,010
MATERIALS - 2.5%
Chemicals - 2.5%
Airgas, Inc.	711,950	36,757,979
Ecolab, Inc.	1,005,000	47,436,000
Monsanto Co.	754,100	64,656,534
		148,850,513
TELECOMMUNICATION SERVICES - 5.3%
Diversified Telecommunication Services - 0.8%
Aruba Networks, Inc.	507,400	10,148,000
AT&T, Inc.	870,062	36,812,323
		46,960,323
Wireless Telecommunication Services - 4.5%
American Tower Corp. Class A (a)	3,935,902	171,369,173
Clearwire Corp. (d)	666,005	16,277,162
SBA Communications Corp. Class A (a)	1,352,452	47,714,507
Sprint Nextel Corp.	1,355,000	25,745,000
		261,105,842
TOTAL TELECOMMUNICATION SERVICES		308,066,165
UTILITIES - 1.2%
Electric Utilities - 0.5%
Allegheny Energy, Inc.	445,000	23,255,700
Enernoc, Inc.	160,300	6,120,254
		29,375,954

	Shares	Value
Independent Power Producers & Energy Traders - 0.7%
Constellation Energy Group, Inc.	472,300	$ 40,518,617
TOTAL UTILITIES		69,894,571
TOTAL COMMON STOCKS (Cost $4,910,733,827)		5,721,402,802
Convertible Bonds - 0.4%
	Principal Amount
INFORMATION TECHNOLOGY - 0.4%
Communications Equipment - 0.4%
Ciena Corp. 3.75% 2/1/08	$ 22,990,000	22,702,625
TOTAL CONVERTIBLE BONDS (Cost $22,757,280)		22,702,625
Money Market Funds - 1.2%
	Shares
Fidelity Cash Central Fund, 5.12% (b)	57,113,939	57,113,939
Fidelity Securities Lending Cash Central Fund, 5.17% (b)(c)	12,487,500	12,487,500
TOTAL MONEY MARKET FUNDS (Cost $69,601,439)		69,601,439
TOTAL INVESTMENT PORTFOLIO - 99.7% (Cost $5,003,092,546)		5,813,706,866
NET OTHER ASSETS - 0.3%		15,189,967
NET ASSETS - 100%		$ 5,828,896,833
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 14,122,431
Fidelity Securities Lending Cash Central Fund	293,282
Total	$ 14,415,713
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Ciena Corp.	$ 106,087,384	$ 60,668,044	$ 116,088,596	$ -	$ -
Martha Stewart Living Omnimedia, Inc. Class A	-	35,532,710	23,605,240	-	-
NMS Communications Corp.	12,878,376	-	8,120,188	-	-
Total	$ 118,965,760	$ 96,200,754	$ 147,814,024	$ -	$ -
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	82.1%
France	4.3%
Switzerland	3.8%
Japan	2.9%
Taiwan	1.2%
Netherlands Antilles	1.2%
Bermuda	1.1%
Others (individually less than 1%)	3.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2007
Assets
Investment in securities, at value (including securities loaned of $12,207,780) - See accompanying schedule: Unaffiliated issuers (cost $4,933,491,107)	$ 5,744,105,427
Fidelity Central Funds (cost $69,601,439)	69,601,439
Total Investments (cost $5,003,092,546)		$ 5,813,706,866
Cash		1,301,955
Receivable for investments sold		148,448,626
Receivable for fund shares sold		92,772
Dividends receivable		5,306,748
Interest receivable		141,293
Distributions receivable from Fidelity Central Funds		889,339
Prepaid expenses		26,055
Other receivables		317,294
Total assets		5,970,230,948

Liabilities
Payable for investments purchased	$ 122,847,425
Payable for fund shares redeemed	2,811,057
Accrued management fee	2,649,479
Distribution fees payable	96,629
Other affiliated payables	222,930
Other payables and accrued expenses	219,095
Collateral on securities loaned, at value	12,487,500
Total liabilities		141,334,115

Net Assets		$ 5,828,896,833
Net Assets consist of:
Paid in capital		$ 4,362,786,274
Undistributed net investment income		37,878,944
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		617,592,047
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		810,639,568
Net Assets		$ 5,828,896,833

Statement of Assets and Liabilities - continued

September 30, 2007
Class O: Net Asset Value, offering price and redemption price per share ($5,352,894,753 ÷ 372,448,948 shares)	$ 14.37

Class A: Net Asset Value and redemption price per share ($471,592,717 ÷ 33,577,395 shares)	$ 14.04

Maximum offering price per share (100/94.25 of $14.04)	$ 14.90
Class T: Net Asset Value and redemption price per share ($1,063,015 ÷ 76,436 shares)	$ 13.91

Maximum offering price per share (100/96.50 of $13.91)	$ 14.41
Class B: Net Asset Value and offering price per share ($465,566 ÷ 33,670 shares)A	$ 13.83

Class C: Net Asset Value and offering price per share ($458,476 ÷ 33,096 shares)A	$ 13.85

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,422,306 ÷ 168,986 shares)	$ 14.33

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended September 30, 2007

Investment Income
Dividends		$ 67,507,573
Interest		1,590,937
Income from Fidelity Central Funds		14,415,713
Total income		83,514,223

Expenses
Management fee	$ 31,442,866
Transfer agent fees	904,799
Distribution fees	1,066,562
Accounting and security lending fees	1,143,539
Custodian fees and expenses	316,253
Independent trustees' compensation	18,849
Appreciation in deferred trustee compensation account	695
Registration fees	76,719
Audit	113,966
Legal	71,883
Miscellaneous	23,205
Total expenses before reductions	35,179,336
Expense reductions	(505,479)	34,673,857
Net investment income (loss)		48,840,366
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $1,799,712)	685,229,353
Other affiliated issuers	15,934,051
Foreign currency transactions	(457,722)
Futures contracts	(71,193)
Total net realized gain (loss)		700,634,489
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $1,971,036)	248,699,969
Assets and liabilities in foreign currencies	54,173
Total change in net unrealized appreciation (depreciation)		248,754,142
Net gain (loss)		949,388,631
Net increase (decrease) in net assets resulting from operations		$ 998,228,997

Statement of Changes in Net Assets

	Year ended September 30, 2007	Year ended September 30, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 48,840,366	$ 58,404,121
Net realized gain (loss)	700,634,489	271,901,009
Change in net unrealized appreciation (depreciation)	248,754,142	235,803,176
Net increase (decrease) in net assets resulting from operations	998,228,997	566,108,306
Distributions to shareholders from net investment income	(56,633,564)	(53,677,847)
Distributions to shareholders from net realized gain	(319,652,073)	(83,077,836)
Total distributions	(376,285,637)	(136,755,683)
Share transactions - net increase (decrease)	(200,869,389)	(281,347,752)
Total increase (decrease) in net assets	421,073,971	148,004,871

Net Assets
Beginning of period	5,407,822,862	5,259,817,991
End of period (including undistributed net investment income of $37,878,944 and undistributed net investment income of $49,545,615, respectively)	$ 5,828,896,833	$ 5,407,822,862

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class O

Years ended September 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 12.91	$ 11.91	$ 11.03	$ 10.02	$ 8.40
Income from Investment Operations
Net investment income (loss) C	.12	.14	.19 F	.12	.08
Net realized and unrealized gain (loss)	2.25	1.18	.86	.97	1.63
Total from investment operations	2.37	1.32	1.05	1.09	1.71
Distributions from net investment income	(.14)	(.13)	(.17)	(.08)	(.09)
Distributions from net realized gain	(.77)	(.19)	-	-	-
Total distributions	(.91)	(.32)	(.17)	(.08)	(.09)
Net asset value, end of period	$ 14.37	$ 12.91	$ 11.91	$ 11.03	$ 10.02
Total Return A, B	19.44%	11.25%	9.51%	10.91%	20.45%
Ratios to Average Net Assets D,G
Expenses before reductions	.60%	.61%	.62%	.61%	.62%
Expenses net of fee waivers, if any	.60%	.61%	.62%	.61%	.62%
Expenses net of all reductions	.59%	.57%	.51%	.55%	.50%
Net investment income (loss)	.90%	1.13%	1.68% F	1.13%	.88%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,352,895	$ 5,034,751	$ 4,965,789	$ 4,998,159	$ 4,633,668
Portfolio turnover rate E	200%	184%	244%	212%	349%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.28%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class A

Years ended September 30,	2007	2006	2005 J	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 12.64	$ 11.66	$ 10.80	$ 9.81	$ 8.25
Income from Investment Operations
Net investment income (loss) D	.07	.08	.13 G	.04	- I
Net realized and unrealized gain (loss)	2.19	1.16	.83	.96	1.59
Total from investment operations	2.26	1.24	.96	1.00	1.59
Distributions from net investment income	(.09)	(.07)	(.10)	(.01)	(.03)
Distributions from net realized gain	(.77)	(.19)	-	-	-
Total distributions	(.86)	(.26)	(.10)	(.01)	(.03)
Net asset value, end of period	$ 14.04	$ 12.64	$ 11.66	$ 10.80	$ 9.81
Total Return A, B, C	18.90%	10.81%	8.86%	10.20%	19.30%
Ratios to Average Net Assets E, H
Expenses before reductions	.99%	1.06%	1.17%	1.34%	1.49%
Expenses net of fee waivers, if any	.99%	1.06%	1.17%	1.34%	1.49%
Expenses net of all reductions	.98%	1.02%	1.06%	1.27%	1.37%
Net investment income (loss)	.51%	.68%	1.14% G	.40%	-%
Supplemental Data
Net assets, end of period (000 omitted)	$ 471,593	$ 372,010	$ 293,602	$ 216,223	$ 137,691
Portfolio turnover rate F	200%	184%	244%	212%	349%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .74%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Class N was renamed Class A on July 12, 2005.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended September 30,	2007	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 12.57	$ 11.66	$ 11.34
Income from Investment Operations
Net investment income (loss) E	.01	.04	.01
Net realized and unrealized gain (loss)	2.19	1.14	.31
Total from investment operations	2.20	1.18	.32
Distributions from net investment income	(.09)	(.08)	-
Distributions from net realized gain	(.77)	(.19)	-
Total distributions	(.86)	(.27)	-
Net asset value, end of period	$ 13.91	$ 12.57	$ 11.66
Total Return B, C, D	18.49%	10.31%	2.82%
Ratios to Average Net Assets F, I
Expenses before reductions	1.43%	1.43%	1.33% A
Expenses net of fee waivers, if any	1.43%	1.43%	1.33% A
Expenses net of all reductions	1.42%	1.39%	1.21% A
Net investment income (loss)	.07%	.31%	.19% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,063	$ 434	$ 103
Portfolio turnover rate G	200%	184%	244%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 12, 2005 (commencement of sale of shares) to September 30, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class B

Years ended September 30,	2007	2006	2005H
Selected Per-Share Data
Net asset value, beginning of period	$ 12.51	$ 11.64	$ 11.34
Income from Investment Operations
Net investment income (loss)E	(.05)	(.03)	(.01)
Net realized and unrealized gain (loss)	2.18	1.15	.31
Total from investment operations	2.13	1.12	.30
Distributions from net investment income	(.04)	(.06)	-
Distributions from net realized gain	(.77)	(.19)	-
Total distributions	(.81)	(.25)	-
Net asset value, end of period	$ 13.83	$ 12.51	$ 11.64
Total ReturnB,C,D	17.92%	9.74%	2.65%
Ratios to Average Net AssetsF,I
Expenses before reductions	1.91%	1.95%	1.85%A
Expenses net of fee waivers, if any	1.91%	1.95%	1.85%A
Expenses net of all reductions	1.90%	1.91%	1.74%A
Net investment income (loss)	(.41)%	(.21)%	(.32)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 466	$ 284	$ 118
Portfolio turnover rateG	200%	184%	244%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 12, 2005 (commencement of sale of shares) to September 30, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended September 30,	2007	2006	2005H
Selected Per-Share Data
Net asset value, beginning of period	$ 12.53	$ 11.64	$ 11.34
Income from Investment Operations
Net investment income (loss)E	(.05)	(.01)	(.01)
Net realized and unrealized gain (loss)	2.18	1.15	.31
Total from investment operations	2.13	1.14	.30
Distributions from net investment income	(.04)	(.06)	-
Distributions from net realized gain	(.77)	(.19)	-
Total distributions	(.81)	(.25)	-
Net asset value, end of period	$ 13.85	$ 12.53	$ 11.64
Total ReturnB,C,D	17.87%	9.89%	2.65%
Ratios to Average Net AssetsF,I
Expenses before reductions	1.91%	1.86%	1.82%A
Expenses net of fee waivers, if any	1.91%	1.86%	1.82%A
Expenses net of all reductions	1.90%	1.82%	1.71%A
Net investment income (loss)	(.41)%	(.12)%	(.30)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 458	$ 229	$ 103
Portfolio turnover rateG	200%	184%	244%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 12, 2005 (commencement of sale of shares) to September30, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Institutional Class

Years ended September 30,	2007	2006	2005G
Selected Per-Share Data
Net asset value, beginning of period	$ 12.90	$ 11.91	$ 11.57
Income from Investment Operations
Net investment income (loss) D	.11	.12	.02
Net realized and unrealized gain (loss)	2.23	1.17	.32
Total from investment operations	2.34	1.29	.34
Distributions from net investment income	(.14)	(.11)	-
Distributions from net realized gain	(.77)	(.19)	-
Total distributions	(.91)	(.30)	-
Net asset value, end of period	$ 14.33	$ 12.90	$ 11.91
Total ReturnB,C	19.20%	11.04%	2.94%
Ratios to Average Net Assets E,H
Expenses before reductions	.74%	.78%	.83% A
Expenses net of fee waivers, if any	.74%	.78%	.83% A
Expenses net of all reductions	.69%	.74%	.71% A
Net investment income (loss)	.80%	.96%	.67% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,422	$ 114	$ 103
Portfolio turnover rate F	200%	184%	244%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period July 12, 2005 (commencement of sale of shares) to September 30, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2007

1. Organization.

Fidelity Advisor Capital Development Fund (the Fund)(formerly Destiny II) is a fund of Fidelity Destiny Portfolios (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is authorized to issue an unlimited number of shares.

The Fund offers six classes of shares, Class O, Class A (formerly Class N), Class T, Class B, Class C, and Institutional Class, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

On September 29, 2006, the President signed into law the Military Personnel Financial Services Protection Act (the "Act") which prohibits the issuance or sale of new periodic payment plans, such as the Destiny Plans. Effective October 27, 2006, shares of Class A and Class O will no longer be offered to the general public through Fidelity Systematic Investment Plans. The Act does not alter the rights or obligations, including rights of redemption, of existing Destiny Planholders. Planholders can contribute to existing Destiny Plans II: O and Destiny Plans II: N.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gains, futures transactions, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, deferred trustees compensation and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 853,639,638
Unrealized depreciation	(64,594,240)
Net unrealized appreciation (depreciation)	789,045,398
Undistributed ordinary income	246,358,174
Undistributed long-term capital gain	387,290,010

Cost for federal income tax purposes	$ 5,024,661,468

The tax character of distributions paid was as follows:

	September 30, 2007	September 30, 2006
Ordinary Income	$ 222,686,589	$ 53,677,847
Long-term Capital Gains	153,599,048	83,077,836
Total	$ 376,285,637	$ 136,755,683

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in the Schedule of Investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $10,699,740,533 and $10,998,365,196, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 1,055,091	$ 29,080
Class T	.25%	.25%	4,292	571
Class B	.75%	.25%	4,008	3,308
Class C	.75%	.25%	3,171	2,479
			$ 1,066,562	$ 35,438

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2,663
Class T	908
Class B*	543
Class C*	140
$ 4,254

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for Class A, Class T, Class B, Class C and Institutional Class. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for Class O. FIIOC and FSC receive account fees and asset-based fees that vary according to account size and type of account of the shareholders of the respective classes of the Fund. FSC does not receive a fee for Class O Destiny Plan accounts. In addition, FIIOC and FSC pay for typesetting, printing, and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class O	$ 267,225.01
Class A	629,174.15
Class T	2,881.34
Class B	1,282.32
Class C	996.31
Institutional Class	3,241.15
	$ 904,799

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $78,357 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $12,731 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $293,282.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $392,701 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $9,968. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class O	$ 2,855
Institutional Class	830
$ 3,685

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, a transfer agent of the Fund, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended September 30,	2007	2006
From net investment income
Class O	$ 53,852,598	$ 51,786,409
Class A	2,750,820	1,888,604
Class T	4,757	741
Class B	1,145	620
Class C	803	496
Institutional Class	23,441	977
Total	$ 56,633,564	$ 53,677,847

Annual Report

11. Distributions to Shareholders - continued

Years ended September 30,	2007	2006
From net realized gain
Class O	$ 296,173,474	$ 78,085,736
Class A	23,268,152	4,985,069
Class T	41,151	1,675
Class B	23,203	2,032
Class C	17,168	1,682
Institutional Class	128,925	1,642
Total	$ 319,652,073	$ 83,077,836

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended September 30,	2007	2006	2007	2006
Class O
Shares sold	17,079,006	21,570,310	$ 224,837,373	$ 264,820,798
Reinvestment of distributions	27,086,415	10,290,012	337,496,714	123,685,398
Shares redeemed	(61,650,556)	(58,861,494)	(817,739,781)	(721,523,302)
Net increase (decrease)	(17,485,135)	(27,001,172)	$ (255,405,694)	$ (333,017,106)
Class A
Shares sold	5,644,265	6,389,797	$ 72,699,279	$ 76,767,777
Reinvestment of distributions	2,112,917	570,507	25,819,847	6,737,690
Shares redeemed	(3,618,757)	(2,695,665)	(46,924,186)	(32,418,260)
Net increase (decrease)	4,138,425	4,264,639	$ 51,594,940	$ 51,087,207
Class T
Shares sold	82,917	25,581	$ 1,072,648	$ 310,180
Reinvestment of distributions	3,782	205	45,908	2,416
Shares redeemed	(44,783)	(84)	(586,542)	(1,057)
Net increase (decrease)	41,916	25,702	$ 532,014	$ 311,539
Class B
Shares sold	16,452	12,494	$ 211,111	$ 151,306
Reinvestment of distributions	1,910	225	23,154	2,652
Shares redeemed	(7,422)	(112)	(95,416)	(1,355)
Net increase (decrease)	10,940	12,607	$ 138,849	$ 152,603
Class C
Shares sold	19,743	10,424	$ 257,311	$ 127,563
Reinvestment of distributions	1,465	185	17,782	2,178
Shares redeemed	(6,398)	(1,146)	(82,083)	(14,355)
Net increase (decrease)	14,810	9,463	$ 193,010	$ 115,386
Institutional Class
Shares sold	189,754	-	$ 2,473,211	$ -
Reinvestment of distributions	12,238	218	152,366	2,619
Shares redeemed	(41,867)	-	(548,085)	-
Net increase (decrease)	160,125	218	$ 2,077,492	$ 2,619

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Destiny Portfolios and Shareholders of Fidelity Advisor Capital Development Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Capital Development Fund (the Fund) (formerly Destiny II), a fund of Fidelity Destiny Portfolios, including the schedule of investments as of September 30, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Capital Development Fund as of September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 20, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 370 funds advised by FMR or an affiliate. Mr. Curvey oversees 340 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-
present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello and Mr. Wiley may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Destiny Portfolios. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Destiny Portfolios. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Destiny Portfolios. Mr. Wiley also serves as Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-present) and a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present), and an Advisory Director of Riverstone Holdings (private investment firm). Previously, Mr. Wiley served as Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Capital Development. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of Advisor Capital Development. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-
present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Bruce T. Herring (42)

Year of Election or Appointment: 2006

Vice President of Advisor Capital Development. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Advisor Capital Development. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of Advisor Capital Development. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-
present), and is an employee of FMR.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Capital Development. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Capital Development. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Capital Development. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Capital Development. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Capital Development. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-
present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Capital Development. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Capital Development. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Advisor Capital Development. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Capital Development. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-
present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2007, $421,319,176, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 33% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 36% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Capital Development Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Class O and Class A of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Class O and Class A show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc. Morningstar, Inc. assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Advisor Capital Development Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Class O of the fund was in the second quartile for the one-year period and the third quartile for the three- and five-year periods. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Annual Report

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Capital Development Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class and Class O ranked below its competitive median for 2006, and the total expenses of Class T ranked above its competitive median for 2006. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.
Fidelity Research & Analysis Company
Fidelity Investments Japan Limited
Fidelity International Investment Advisers
Fidelity International Investment Advisers (U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Boston, MA

DESIIN-UANN-1107
1.837885.101

(Fidelity Investment logo)(registered trademark)

Fidelity Destiny® Portfolios:
Fidelity® Advisor

Capital Development Fund -

Class O
(formerly Destiny II)

Annual Report

September 30, 2007

Class O was formerly known as
Destiny® II Class O

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com ("search for proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2007	Past 1 year	Past 5 years	Past 10 years
Class O	19.44%	14.22%	6.97%
$50/month 15-Year Plan A	-42.91%	10.10%	5.57%

A The figures provided for a "$50/month 15-year Plan" illustrate the class' performance adjusted to reflect custodian fees and sales charges assessed by the Plans. The maximum creation and sales charges for the Plan is 50% of the first 12 investments in the Plan, and 5.7% on each subsequent investment thereafter, and a Custodian Fee of up to $1.50 per investment. Actual fees and charges will vary by Plan and investment amount. The illustration assumes an initial investment at the beginning of each period shown and does not reflect what investors would have earned had they made regular monthly investments over the period. Investors should consult the Plans' prospectus for more complete information on the impact of the separate charges and fees applicable to each Plan.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Capital Development Fund - Class O on September 30, 1997. The chart shows how the value of an investment in the fund would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Adam Hetnarski, Portfolio Manager of Fidelity® Advisor Capital Development Fund

The U.S. equity market had double-digit returns for the 12 months ending September 30, 2007. The period began with a four-month winning streak amid falling energy prices, upbeat economic data and solid corporate earnings. However, stocks tumbled in February, stung by the combination of a slowing housing market, a subprime mortgage loan crisis and a short-lived freefall in the Asian markets. Stocks rallied strongly from March through May, but were extremely volatile during the final four months of the period. Crude oil prices spiked to record highs, ending the period above $80 per barrel. The housing slump grew more pronounced, while a precipitous decline in subprime mortgage prices spread throughout the credit markets. The Federal Reserve Board helped spark a late-period rally, first by lowering its discount rate, then by a larger-than-expected 0.50% rate cut in the federal funds target rate. For the 12 months as a whole, the Standard & Poor's 500SM Index advanced 16.44%, the Dow Jones Industrial AverageSM rose 21.69% and the NASDAQ Composite® Index gained 20.52%.

During the past year, the fund's Class O shares returned 19.44% (excluding sales charges), topping the S&P 500®. Solid stock selection in technology added considerable value during the period, as did a substantial underweighting in the struggling financials sector. Rewarding picks and an underweighting in consumer staples aided performance as well. In addition, the fund's foreign exposure helped our absolute performance given the U.S. dollar's weakness. Japanese video-game maker Nintendo - the fund's fifth-largest position at period end - was our top contributor by a wide margin. After a successful launch of its Wii hardware platform near the end of 2006, the company continued to roll out a series of successful extensions for the product. French software maker Ubisoft Entertainment also contributed, as did data-storage hardware and software provider EMC and telecom equipment supplier Ciena. Nintendo and Ubisoft were out-of-index positions. Conversely, underweighting energy hurt our results. Specifically, not owning integrated energy stock Chevron and underweighting others in that group were counterproductive moves. That said, student loan provider SLM was our biggest detractor. For a while, it appeared the company might be acquired, but the deal fell apart. Akamai Technologies, a maker of technology that speeds up Internet access, struggled as well. A modest cash position further dampened performance in a rising market environment.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including Destiny Plan Creation and Sales Charges on purchases of Class O and certain purchases of Class A, sales charges (loads) on purchase payments or redemption proceeds and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2007 to September 30, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Paid During Period* April 1, 2007 to September 30, 2007
Class O
Actual	$ 1,000.00	$ 1,130.60	$ 3.15
Hypothetical A	$ 1,000.00	$ 1,022.11	$ 2.99
Class A
Actual	$ 1,000.00	$ 1,128.60	$ 5.28
Hypothetical A	$ 1,000.00	$ 1,020.10	$ 5.01
Class T
Actual	$ 1,000.00	$ 1,126.30	$ 7.52
Hypothetical A	$ 1,000.00	$ 1,018.00	$ 7.13
Class B
Actual	$ 1,000.00	$ 1,124.40	$ 10.07
Hypothetical A	$ 1,000.00	$ 1,015.59	$ 9.55
Class C
Actual	$ 1,000.00	$ 1,124.20	$ 10.06
Hypothetical A	$ 1,000.00	$ 1,015.59	$ 9.55
Institutional Class
Actual	$ 1,000.00	$ 1,130.10	$ 3.95
Hypothetical A	$ 1,000.00	$ 1,021.36	$ 3.75

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Annualized Expense Ratio
Class O	.59%
Class A	.99%
Class T	1.41%
Class B	1.89%
Class C	1.89%
Institutional Class	.74%

Annual Report

Investment Changes

Top Ten Stocks as of September 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	6.7	6.8
Hewlett-Packard Co.	3.9	0.5
Procter & Gamble Co.	3.6	0.0
American Tower Corp. Class A	2.9	2.5
Nintendo Co. Ltd.	2.9	3.5
General Electric Co.	2.9	3.8
Time Warner, Inc.	2.8	0.9
Exxon Mobil Corp.	2.7	1.6
Intel Corp.	2.6	0.4
American International Group, Inc.	2.6	3.4
	33.6
Top Five Market Sectors as of September 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	33.2	30.8
Industrials	12.2	10.7
Health Care	11.9	14.9
Financials	9.2	10.9
Consumer Staples	8.4	3.9
Asset Allocation (% of fund's net assets)
As of September 30, 2007 *		As of March 31, 2007 **
	Stocks 98.1%		Stocks 94.4%
	Convertible Securities 0.4%		Convertible Securities 0.4%
	Short-Term Investments and Net Other Assets 1.5%		Short-Term Investments and Net Other Assets 5.2%
* Foreign investments	17.9%	** Foreign investments	16.1%

Annual Report

Investments September 30, 2007

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
CONSUMER DISCRETIONARY - 7.9%
Automobiles - 0.4%
General Motors Corp.	675,000	$ 24,772,500
Distributors - 0.1%
Li & Fung Ltd.	1,000,000	4,245,001
Hotels, Restaurants & Leisure - 0.6%
WMS Industries, Inc. (a)	1,091,883	36,141,327
Household Durables - 0.0%
Garmin Ltd.	2,857	341,126
KB Home	97,050	2,432,073
		2,773,199
Media - 6.2%
CKX, Inc. (a)	3,233,069	39,799,079
Grupo Televisa SA de CV (CPO) sponsored ADR	825,000	19,940,250
News Corp. Class A	4,099,500	90,148,005
The Walt Disney Co.	1,450,000	49,865,500
Time Warner, Inc.	8,937,300	164,088,828
		363,841,662
Specialty Retail - 0.6%
Staples, Inc.	1,499,737	32,229,348
TOTAL CONSUMER DISCRETIONARY		464,003,037
CONSUMER STAPLES - 8.4%
Beverages - 0.7%
Heineken NV (Bearer)	50,000	3,281,226
The Coca-Cola Co.	625,800	35,964,726
		39,245,952
Food & Staples Retailing - 0.7%
Costco Wholesale Corp.	660,000	40,504,200
Food Products - 3.4%
Groupe Danone	660,000	51,909,002
Nestle SA:
(Reg.)	163,276	73,082,338
sponsored ADR	673,700	75,387,030
		200,378,370
Household Products - 3.6%
Procter & Gamble Co.	2,975,000	209,261,500
TOTAL CONSUMER STAPLES		489,390,022
ENERGY - 6.7%
Energy Equipment & Services - 2.0%
Acergy SA	200,000	5,940,000
Expro International Group PLC	1,050,000	21,120,369
National Oilwell Varco, Inc. (a)	59,600	8,612,200
Oceaneering International, Inc. (a)	22,469	1,703,150
Schlumberger Ltd. (NY Shares)	655,900	68,869,500
Subsea 7, Inc. (a)	465,383	12,905,724
		119,150,943

	Shares	Value
Oil, Gas & Consumable Fuels - 4.7%
Canadian Natural Resources Ltd.	250,000	$ 18,994,470
Chesapeake Energy Corp.	575,000	20,274,500
EOG Resources, Inc.	270,000	19,529,100
Exxon Mobil Corp.	1,675,990	155,129,634
Gazprom OAO sponsored ADR	614,800	27,051,200
Newfield Exploration Co. (a)	300,000	14,448,000
Plains Exploration & Production Co. (a)	220,000	9,728,400
Valero Energy Corp.	17,900	1,202,522
Williams Companies, Inc.	150,500	5,126,030
		271,483,856
TOTAL ENERGY		390,634,799
FINANCIALS - 9.2%
Capital Markets - 3.1%
Goldman Sachs Group, Inc.	390,000	84,528,600
JMP Group, Inc.	707,594	6,637,232
Lehman Brothers Holdings, Inc.	325,000	20,062,250
Morgan Stanley	50,000	3,150,000
Northern Trust Corp.	514,450	34,092,602
State Street Corp.	375,485	25,593,058
The Blackstone Group LP	250,000	6,270,000
		180,333,742
Commercial Banks - 0.0%
Bancorp Rhode Island, Inc.	25,801	922,644
Boston Private Financial Holdings, Inc.	75,683	2,107,015
		3,029,659
Diversified Financial Services - 0.7%
Bank of America Corp.	97,700	4,911,379
Citigroup, Inc.	723,400	33,761,078
		38,672,457
Insurance - 5.4%
American International Group, Inc.	2,197,731	148,676,502
Aspen Insurance Holdings Ltd.	197,800	5,520,598
Berkshire Hathaway, Inc. Class A (a)	492	58,306,920
IPC Holdings Ltd.	894,700	25,812,095
Montpelier Re Holdings Ltd.	1,858,166	32,889,538
Principal Financial Group, Inc.	586,600	37,008,594
The Chubb Corp.	152,400	8,174,736
		316,388,983
TOTAL FINANCIALS		538,424,841
HEALTH CARE - 11.9%
Biotechnology - 2.3%
Amgen, Inc. (a)	575,000	32,527,750
Cephalon, Inc. (a)	229,100	16,738,046
CSL Ltd.	275,000	26,195,283
Gilead Sciences, Inc. (a)	1,416,382	57,887,532
		133,348,611
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - 3.2%
ArthroCare Corp. (a)	424,488	$ 23,724,634
Becton, Dickinson & Co.	1,104,324	90,609,784
C.R. Bard, Inc.	474,900	41,881,431
Gyrus Group PLC (a)	975,000	7,631,234
Integra LifeSciences Holdings Corp. (a)	250,000	12,145,000
Inverness Medical Innovations, Inc. (a)	214,170	11,847,884
		187,839,967
Health Care Providers & Services - 0.9%
Henry Schein, Inc. (a)	890,800	54,196,272
Life Sciences Tools & Services - 1.5%
Charles River Laboratories International, Inc. (a)	1,131,685	63,544,113
Pharmaceutical Product Development, Inc.	575,000	20,378,000
		83,922,113
Pharmaceuticals - 4.0%
Allergan, Inc.	581,098	37,463,388
Merck & Co., Inc.	2,373,100	122,665,539
Roche Holding AG (participation certificate)	120,192	21,706,675
Wyeth	999,480	44,526,834
XenoPort, Inc. (a)	133,755	6,293,173
		232,655,609
TOTAL HEALTH CARE		691,962,572
INDUSTRIALS - 12.2%
Aerospace & Defense - 4.8%
General Dynamics Corp.	876,100	74,004,167
Honeywell International, Inc.	961,900	57,204,193
Lockheed Martin Corp.	345,000	37,429,050
Raytheon Co.	248,000	15,827,360
United Technologies Corp.	1,165,000	93,759,200
		278,223,970
Commercial Services & Supplies - 0.3%
The Brink's Co.	315,000	17,602,200
Electrical Equipment - 2.6%
ABB Ltd. sponsored ADR	1,925,000	50,492,750
Alstom SA	350,000	71,156,687
Emerson Electric Co.	490,000	26,077,800
Prysmian SpA	150,600	4,290,817
		152,018,054
Industrial Conglomerates - 3.7%
3M Co.	325,000	30,413,500
General Electric Co.	4,050,930	167,708,502
McDermott International, Inc. (a)	267,102	14,444,876
		212,566,878

	Shares	Value
Machinery - 0.8%
Bucyrus International, Inc. Class A	78,800	$ 5,746,884
Danaher Corp.	425,000	35,151,750
Force Protection, Inc. (a)	350,000	7,581,000
		48,479,634
Road & Rail - 0.0%
Knight Transportation, Inc.	1,600	27,536
TOTAL INDUSTRIALS		708,918,272
INFORMATION TECHNOLOGY - 32.8%
Communications Equipment - 7.2%
Alcatel-Lucent SA sponsored ADR	4,210,259	42,860,437
Ciena Corp. (a)	2,105,592	80,180,943
Cisco Systems, Inc. (a)	2,901,461	96,067,374
Corning, Inc.	1,251,587	30,851,620
D-Link Corp.	812,100	2,015,630
Gemtek Technology Corp.	2,526,946	6,349,305
Harris Corp.	1,242,900	71,827,191
Powerwave Technologies, Inc. (a)	2,928,539	18,039,800
Research In Motion Ltd. (a)	105,000	10,347,750
Sycamore Networks, Inc. (a)	3,855,000	15,689,850
Tellabs, Inc. (a)	4,885,483	46,509,798
		420,739,698
Computers & Peripherals - 5.5%
Dell, Inc. (a)	1,475,000	40,710,000
EMC Corp. (a)	2,148,900	44,697,120
Hewlett-Packard Co.	4,581,500	228,112,885
Neoware, Inc. (a)	450,412	7,305,683
		320,825,688
Electronic Equipment & Instruments - 1.0%
Chi Mei Optoelectronics Corp.	6,500,000	7,548,644
Hon Hai Precision Industry Co. Ltd. (Foxconn)	2,100,000	15,829,631
Itron, Inc. (a)	348,095	32,397,202
		55,775,477
Internet Software & Services - 0.8%
Akamai Technologies, Inc. (a)	1,233,193	35,429,635
Google, Inc. Class A (sub. vtg.) (a)	4,442	2,519,813
ValueClick, Inc. (a)	275,000	6,176,500
		44,125,948
IT Services - 0.4%
Mastercard, Inc. Class A	57,000	8,434,290
Redecard SA	977,500	18,136,811
		26,571,101
Semiconductors & Semiconductor Equipment - 5.9%
Analog Devices, Inc.	276,700	10,005,472
Applied Micro Circuits Corp. (a)	487,187	1,539,511
ARM Holdings PLC sponsored ADR	310,600	2,922,746
Broadcom Corp. Class A (a)	3,005,000	109,502,200
Cirrus Logic, Inc. (a)	1,500,000	9,600,000
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Intel Corp.	5,881,200	$ 152,087,832
MediaTek, Inc.	1,650,000	29,728,819
Microchip Technology, Inc.	286,086	10,390,644
Siliconware Precision Industries Co. Ltd.	5,037,023	11,344,299
Standard Microsystems Corp. (a)	145,000	5,570,900
		342,692,423
Software - 12.0%
Activision, Inc. (a)	975,000	21,050,250
Electronic Arts, Inc. (a)	247,227	13,842,240
Microsoft Corp.	13,288,246	391,471,726
NAVTEQ Corp. (a)	260,950	20,346,272
Nintendo Co. Ltd.	326,000	169,128,805
Ubisoft Entertainment SA (a)	1,239,849	84,688,382
		700,527,675
TOTAL INFORMATION TECHNOLOGY		1,911,258,010
MATERIALS - 2.5%
Chemicals - 2.5%
Airgas, Inc.	711,950	36,757,979
Ecolab, Inc.	1,005,000	47,436,000
Monsanto Co.	754,100	64,656,534
		148,850,513
TELECOMMUNICATION SERVICES - 5.3%
Diversified Telecommunication Services - 0.8%
Aruba Networks, Inc.	507,400	10,148,000
AT&T, Inc.	870,062	36,812,323
		46,960,323
Wireless Telecommunication Services - 4.5%
American Tower Corp. Class A (a)	3,935,902	171,369,173
Clearwire Corp. (d)	666,005	16,277,162
SBA Communications Corp. Class A (a)	1,352,452	47,714,507
Sprint Nextel Corp.	1,355,000	25,745,000
		261,105,842
TOTAL TELECOMMUNICATION SERVICES		308,066,165
UTILITIES - 1.2%
Electric Utilities - 0.5%
Allegheny Energy, Inc.	445,000	23,255,700
Enernoc, Inc.	160,300	6,120,254
		29,375,954

	Shares	Value
Independent Power Producers & Energy Traders - 0.7%
Constellation Energy Group, Inc.	472,300	$ 40,518,617
TOTAL UTILITIES		69,894,571
TOTAL COMMON STOCKS (Cost $4,910,733,827)		5,721,402,802
Convertible Bonds - 0.4%
	Principal Amount
INFORMATION TECHNOLOGY - 0.4%
Communications Equipment - 0.4%
Ciena Corp. 3.75% 2/1/08	$ 22,990,000	22,702,625
TOTAL CONVERTIBLE BONDS (Cost $22,757,280)		22,702,625
Money Market Funds - 1.2%
	Shares
Fidelity Cash Central Fund, 5.12% (b)	57,113,939	57,113,939
Fidelity Securities Lending Cash Central Fund, 5.17% (b)(c)	12,487,500	12,487,500
TOTAL MONEY MARKET FUNDS (Cost $69,601,439)		69,601,439
TOTAL INVESTMENT PORTFOLIO - 99.7% (Cost $5,003,092,546)		5,813,706,866
NET OTHER ASSETS - 0.3%		15,189,967
NET ASSETS - 100%		$ 5,828,896,833
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 14,122,431
Fidelity Securities Lending Cash Central Fund	293,282
Total	$ 14,415,713
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Ciena Corp.	$ 106,087,384	$ 60,668,044	$ 116,088,596	$ -	$ -
Martha Stewart Living Omnimedia, Inc. Class A	-	35,532,710	23,605,240	-	-
NMS Communications Corp.	12,878,376	-	8,120,188	-	-
Total	$ 118,965,760	$ 96,200,754	$ 147,814,024	$ -	$ -
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	82.1%
France	4.3%
Switzerland	3.8%
Japan	2.9%
Taiwan	1.2%
Netherlands Antilles	1.2%
Bermuda	1.1%
Others (individually less than 1%)	3.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2007
Assets
Investment in securities, at value (including securities loaned of $12,207,780) - See accompanying schedule: Unaffiliated issuers (cost $4,933,491,107)	$ 5,744,105,427
Fidelity Central Funds (cost $69,601,439)	69,601,439
Total Investments (cost $5,003,092,546)		$ 5,813,706,866
Cash		1,301,955
Receivable for investments sold		148,448,626
Receivable for fund shares sold		92,772
Dividends receivable		5,306,748
Interest receivable		141,293
Distributions receivable from Fidelity Central Funds		889,339
Prepaid expenses		26,055
Other receivables		317,294
Total assets		5,970,230,948

Liabilities
Payable for investments purchased	$ 122,847,425
Payable for fund shares redeemed	2,811,057
Accrued management fee	2,649,479
Distribution fees payable	96,629
Other affiliated payables	222,930
Other payables and accrued expenses	219,095
Collateral on securities loaned, at value	12,487,500
Total liabilities		141,334,115

Net Assets		$ 5,828,896,833
Net Assets consist of:
Paid in capital		$ 4,362,786,274
Undistributed net investment income		37,878,944
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		617,592,047
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		810,639,568
Net Assets		$ 5,828,896,833

Statement of Assets and Liabilities - continued

September 30, 2007
Class O: Net Asset Value, offering price and redemption price per share ($5,352,894,753 ÷ 372,448,948 shares)	$ 14.37

Class A: Net Asset Value and redemption price per share ($471,592,717 ÷ 33,577,395 shares)	$ 14.04

Maximum offering price per share (100/94.25 of $14.04)	$ 14.90
Class T: Net Asset Value and redemption price per share ($1,063,015 ÷ 76,436 shares)	$ 13.91

Maximum offering price per share (100/96.50 of $13.91)	$ 14.41
Class B: Net Asset Value and offering price per share ($465,566 ÷ 33,670 shares)A	$ 13.83

Class C: Net Asset Value and offering price per share ($458,476 ÷ 33,096 shares)A	$ 13.85

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,422,306 ÷ 168,986 shares)	$ 14.33

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended September 30, 2007

Investment Income
Dividends		$ 67,507,573
Interest		1,590,937
Income from Fidelity Central Funds		14,415,713
Total income		83,514,223

Expenses
Management fee	$ 31,442,866
Transfer agent fees	904,799
Distribution fees	1,066,562
Accounting and security lending fees	1,143,539
Custodian fees and expenses	316,253
Independent trustees' compensation	18,849
Appreciation in deferred trustee compensation account	695
Registration fees	76,719
Audit	113,966
Legal	71,883
Miscellaneous	23,205
Total expenses before reductions	35,179,336
Expense reductions	(505,479)	34,673,857
Net investment income (loss)		48,840,366
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $1,799,712)	685,229,353
Other affiliated issuers	15,934,051
Foreign currency transactions	(457,722)
Futures contracts	(71,193)
Total net realized gain (loss)		700,634,489
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $1,971,036)	248,699,969
Assets and liabilities in foreign currencies	54,173
Total change in net unrealized appreciation (depreciation)		248,754,142
Net gain (loss)		949,388,631
Net increase (decrease) in net assets resulting from operations		$ 998,228,997

Statement of Changes in Net Assets

	Year ended September 30, 2007	Year ended September 30, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 48,840,366	$ 58,404,121
Net realized gain (loss)	700,634,489	271,901,009
Change in net unrealized appreciation (depreciation)	248,754,142	235,803,176
Net increase (decrease) in net assets resulting from operations	998,228,997	566,108,306
Distributions to shareholders from net investment income	(56,633,564)	(53,677,847)
Distributions to shareholders from net realized gain	(319,652,073)	(83,077,836)
Total distributions	(376,285,637)	(136,755,683)
Share transactions - net increase (decrease)	(200,869,389)	(281,347,752)
Total increase (decrease) in net assets	421,073,971	148,004,871

Net Assets
Beginning of period	5,407,822,862	5,259,817,991
End of period (including undistributed net investment income of $37,878,944 and undistributed net investment income of $49,545,615, respectively)	$ 5,828,896,833	$ 5,407,822,862

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class O

Years ended September 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 12.91	$ 11.91	$ 11.03	$ 10.02	$ 8.40
Income from Investment Operations
Net investment income (loss) C	.12	.14	.19 F	.12	.08
Net realized and unrealized gain (loss)	2.25	1.18	.86	.97	1.63
Total from investment operations	2.37	1.32	1.05	1.09	1.71
Distributions from net investment income	(.14)	(.13)	(.17)	(.08)	(.09)
Distributions from net realized gain	(.77)	(.19)	-	-	-
Total distributions	(.91)	(.32)	(.17)	(.08)	(.09)
Net asset value, end of period	$ 14.37	$ 12.91	$ 11.91	$ 11.03	$ 10.02
Total Return A, B	19.44%	11.25%	9.51%	10.91%	20.45%
Ratios to Average Net Assets D,G
Expenses before reductions	.60%	.61%	.62%	.61%	.62%
Expenses net of fee waivers, if any	.60%	.61%	.62%	.61%	.62%
Expenses net of all reductions	.59%	.57%	.51%	.55%	.50%
Net investment income (loss)	.90%	1.13%	1.68% F	1.13%	.88%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,352,895	$ 5,034,751	$ 4,965,789	$ 4,998,159	$ 4,633,668
Portfolio turnover rate E	200%	184%	244%	212%	349%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.28%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class A

Years ended September 30,	2007	2006	2005 J	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 12.64	$ 11.66	$ 10.80	$ 9.81	$ 8.25
Income from Investment Operations
Net investment income (loss) D	.07	.08	.13 G	.04	- I
Net realized and unrealized gain (loss)	2.19	1.16	.83	.96	1.59
Total from investment operations	2.26	1.24	.96	1.00	1.59
Distributions from net investment income	(.09)	(.07)	(.10)	(.01)	(.03)
Distributions from net realized gain	(.77)	(.19)	-	-	-
Total distributions	(.86)	(.26)	(.10)	(.01)	(.03)
Net asset value, end of period	$ 14.04	$ 12.64	$ 11.66	$ 10.80	$ 9.81
Total Return A, B, C	18.90%	10.81%	8.86%	10.20%	19.30%
Ratios to Average Net Assets E, H
Expenses before reductions	.99%	1.06%	1.17%	1.34%	1.49%
Expenses net of fee waivers, if any	.99%	1.06%	1.17%	1.34%	1.49%
Expenses net of all reductions	.98%	1.02%	1.06%	1.27%	1.37%
Net investment income (loss)	.51%	.68%	1.14% G	.40%	-%
Supplemental Data
Net assets, end of period (000 omitted)	$ 471,593	$ 372,010	$ 293,602	$ 216,223	$ 137,691
Portfolio turnover rate F	200%	184%	244%	212%	349%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .74%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Class N was renamed Class A on July 12, 2005.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended September 30,	2007	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 12.57	$ 11.66	$ 11.34
Income from Investment Operations
Net investment income (loss) E	.01	.04	.01
Net realized and unrealized gain (loss)	2.19	1.14	.31
Total from investment operations	2.20	1.18	.32
Distributions from net investment income	(.09)	(.08)	-
Distributions from net realized gain	(.77)	(.19)	-
Total distributions	(.86)	(.27)	-
Net asset value, end of period	$ 13.91	$ 12.57	$ 11.66
Total Return B, C, D	18.49%	10.31%	2.82%
Ratios to Average Net Assets F, I
Expenses before reductions	1.43%	1.43%	1.33% A
Expenses net of fee waivers, if any	1.43%	1.43%	1.33% A
Expenses net of all reductions	1.42%	1.39%	1.21% A
Net investment income (loss)	.07%	.31%	.19% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,063	$ 434	$ 103
Portfolio turnover rate G	200%	184%	244%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 12, 2005 (commencement of sale of shares) to September 30, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class B

Years ended September 30,	2007	2006	2005H
Selected Per-Share Data
Net asset value, beginning of period	$ 12.51	$ 11.64	$ 11.34
Income from Investment Operations
Net investment income (loss)E	(.05)	(.03)	(.01)
Net realized and unrealized gain (loss)	2.18	1.15	.31
Total from investment operations	2.13	1.12	.30
Distributions from net investment income	(.04)	(.06)	-
Distributions from net realized gain	(.77)	(.19)	-
Total distributions	(.81)	(.25)	-
Net asset value, end of period	$ 13.83	$ 12.51	$ 11.64
Total ReturnB,C,D	17.92%	9.74%	2.65%
Ratios to Average Net AssetsF,I
Expenses before reductions	1.91%	1.95%	1.85%A
Expenses net of fee waivers, if any	1.91%	1.95%	1.85%A
Expenses net of all reductions	1.90%	1.91%	1.74%A
Net investment income (loss)	(.41)%	(.21)%	(.32)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 466	$ 284	$ 118
Portfolio turnover rateG	200%	184%	244%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 12, 2005 (commencement of sale of shares) to September 30, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended September 30,	2007	2006	2005H
Selected Per-Share Data
Net asset value, beginning of period	$ 12.53	$ 11.64	$ 11.34
Income from Investment Operations
Net investment income (loss)E	(.05)	(.01)	(.01)
Net realized and unrealized gain (loss)	2.18	1.15	.31
Total from investment operations	2.13	1.14	.30
Distributions from net investment income	(.04)	(.06)	-
Distributions from net realized gain	(.77)	(.19)	-
Total distributions	(.81)	(.25)	-
Net asset value, end of period	$ 13.85	$ 12.53	$ 11.64
Total ReturnB,C,D	17.87%	9.89%	2.65%
Ratios to Average Net AssetsF,I
Expenses before reductions	1.91%	1.86%	1.82%A
Expenses net of fee waivers, if any	1.91%	1.86%	1.82%A
Expenses net of all reductions	1.90%	1.82%	1.71%A
Net investment income (loss)	(.41)%	(.12)%	(.30)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 458	$ 229	$ 103
Portfolio turnover rateG	200%	184%	244%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 12, 2005 (commencement of sale of shares) to September30, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Institutional Class

Years ended September 30,	2007	2006	2005G
Selected Per-Share Data
Net asset value, beginning of period	$ 12.90	$ 11.91	$ 11.57
Income from Investment Operations
Net investment income (loss) D	.11	.12	.02
Net realized and unrealized gain (loss)	2.23	1.17	.32
Total from investment operations	2.34	1.29	.34
Distributions from net investment income	(.14)	(.11)	-
Distributions from net realized gain	(.77)	(.19)	-
Total distributions	(.91)	(.30)	-
Net asset value, end of period	$ 14.33	$ 12.90	$ 11.91
Total ReturnB,C	19.20%	11.04%	2.94%
Ratios to Average Net Assets E,H
Expenses before reductions	.74%	.78%	.83% A
Expenses net of fee waivers, if any	.74%	.78%	.83% A
Expenses net of all reductions	.69%	.74%	.71% A
Net investment income (loss)	.80%	.96%	.67% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,422	$ 114	$ 103
Portfolio turnover rate F	200%	184%	244%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period July 12, 2005 (commencement of sale of shares) to September 30, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2007

1. Organization.

Fidelity Advisor Capital Development Fund (the Fund)(formerly Destiny II) is a fund of Fidelity Destiny Portfolios (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is authorized to issue an unlimited number of shares.

The Fund offers six classes of shares, Class O, Class A (formerly Class N), Class T, Class B, Class C, and Institutional Class, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

On September 29, 2006, the President signed into law the Military Personnel Financial Services Protection Act (the "Act") which prohibits the issuance or sale of new periodic payment plans, such as the Destiny Plans. Effective October 27, 2006, shares of Class A and Class O will no longer be offered to the general public through Fidelity Systematic Investment Plans. The Act does not alter the rights or obligations, including rights of redemption, of existing Destiny Planholders. Planholders can contribute to existing Destiny Plans II: O and Destiny Plans II: N.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gains, futures transactions, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, deferred trustees compensation and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 853,639,638
Unrealized depreciation	(64,594,240)
Net unrealized appreciation (depreciation)	789,045,398
Undistributed ordinary income	246,358,174
Undistributed long-term capital gain	387,290,010

Cost for federal income tax purposes	$ 5,024,661,468

The tax character of distributions paid was as follows:

	September 30, 2007	September 30, 2006
Ordinary Income	$ 222,686,589	$ 53,677,847
Long-term Capital Gains	153,599,048	83,077,836
Total	$ 376,285,637	$ 136,755,683

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in the Schedule of Investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $10,699,740,533 and $10,998,365,196, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 1,055,091	$ 29,080
Class T	.25%	.25%	4,292	571
Class B	.75%	.25%	4,008	3,308
Class C	.75%	.25%	3,171	2,479
			$ 1,066,562	$ 35,438

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2,663
Class T	908
Class B*	543
Class C*	140
$ 4,254

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for Class A, Class T, Class B, Class C and Institutional Class. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for Class O. FIIOC and FSC receive account fees and asset-based fees that vary according to account size and type of account of the shareholders of the respective classes of the Fund. FSC does not receive a fee for Class O Destiny Plan accounts. In addition, FIIOC and FSC pay for typesetting, printing, and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class O	$ 267,225.01
Class A	629,174.15
Class T	2,881.34
Class B	1,282.32
Class C	996.31
Institutional Class	3,241.15
	$ 904,799

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $78,357 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $12,731 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $293,282.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $392,701 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $9,968. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class O	$ 2,855
Institutional Class	830
$ 3,685

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, a transfer agent of the Fund, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended September 30,	2007	2006
From net investment income
Class O	$ 53,852,598	$ 51,786,409
Class A	2,750,820	1,888,604
Class T	4,757	741
Class B	1,145	620
Class C	803	496
Institutional Class	23,441	977
Total	$ 56,633,564	$ 53,677,847

Annual Report

11. Distributions to Shareholders - continued

Years ended September 30,	2007	2006
From net realized gain
Class O	$ 296,173,474	$ 78,085,736
Class A	23,268,152	4,985,069
Class T	41,151	1,675
Class B	23,203	2,032
Class C	17,168	1,682
Institutional Class	128,925	1,642
Total	$ 319,652,073	$ 83,077,836

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended September 30,	2007	2006	2007	2006
Class O
Shares sold	17,079,006	21,570,310	$ 224,837,373	$ 264,820,798
Reinvestment of distributions	27,086,415	10,290,012	337,496,714	123,685,398
Shares redeemed	(61,650,556)	(58,861,494)	(817,739,781)	(721,523,302)
Net increase (decrease)	(17,485,135)	(27,001,172)	$ (255,405,694)	$ (333,017,106)
Class A
Shares sold	5,644,265	6,389,797	$ 72,699,279	$ 76,767,777
Reinvestment of distributions	2,112,917	570,507	25,819,847	6,737,690
Shares redeemed	(3,618,757)	(2,695,665)	(46,924,186)	(32,418,260)
Net increase (decrease)	4,138,425	4,264,639	$ 51,594,940	$ 51,087,207
Class T
Shares sold	82,917	25,581	$ 1,072,648	$ 310,180
Reinvestment of distributions	3,782	205	45,908	2,416
Shares redeemed	(44,783)	(84)	(586,542)	(1,057)
Net increase (decrease)	41,916	25,702	$ 532,014	$ 311,539
Class B
Shares sold	16,452	12,494	$ 211,111	$ 151,306
Reinvestment of distributions	1,910	225	23,154	2,652
Shares redeemed	(7,422)	(112)	(95,416)	(1,355)
Net increase (decrease)	10,940	12,607	$ 138,849	$ 152,603
Class C
Shares sold	19,743	10,424	$ 257,311	$ 127,563
Reinvestment of distributions	1,465	185	17,782	2,178
Shares redeemed	(6,398)	(1,146)	(82,083)	(14,355)
Net increase (decrease)	14,810	9,463	$ 193,010	$ 115,386
Institutional Class
Shares sold	189,754	-	$ 2,473,211	$ -
Reinvestment of distributions	12,238	218	152,366	2,619
Shares redeemed	(41,867)	-	(548,085)	-
Net increase (decrease)	160,125	218	$ 2,077,492	$ 2,619

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Destiny Portfolios and Shareholders of Fidelity Advisor Capital Development Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Capital Development Fund (the Fund) (formerly Destiny II), a fund of Fidelity Destiny Portfolios, including the schedule of investments as of September 30, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Capital Development Fund as of September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 20, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 370 funds advised by FMR or an affiliate. Mr. Curvey oversees 340 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-
present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello and Mr. Wiley may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Destiny Portfolios. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Destiny Portfolios. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Destiny Portfolios. Mr. Wiley also serves as Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-present) and a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present), and an Advisory Director of Riverstone Holdings (private investment firm). Previously, Mr. Wiley served as Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Capital Development. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of Advisor Capital Development. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-
present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Bruce T. Herring (42)

Year of Election or Appointment: 2006

Vice President of Advisor Capital Development. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Advisor Capital Development. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of Advisor Capital Development. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-
present), and is an employee of FMR.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Capital Development. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Capital Development. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Capital Development. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Capital Development. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Capital Development. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-
present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Capital Development. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Capital Development. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Advisor Capital Development. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Capital Development. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-
present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2007, $421,319,176, or, if subsequently determined to be different, the net capital gain of such year.

Class O designates 30% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class O designates 33% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Capital Development Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Class O and Class A of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Class O and Class A show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc. Morningstar, Inc. assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Advisor Capital Development Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Class O of the fund was in the second quartile for the one-year period and the third quartile for the three- and five-year periods. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Annual Report

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Capital Development Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class and Class O ranked below its competitive median for 2006, and the total expenses of Class T ranked above its competitive median for 2006. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

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Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.
Fidelity Research & Analysis Company
Fidelity Investments Japan Limited
Fidelity International Investment Advisers
Fidelity International Investment Advisers (U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Boston, MA

DESIIO-UANN-1107
1.837884.101

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

Capital Development Fund -

Class A, Class T, Class B and Class C
(formerly Destiny II)

Annual Report

September 30, 2007

Class A, Class T, Class B, and
Class C were formerly known as
Fidelity Advisor Destiny® II
Class A, Class T, Class B, and
Class C

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com ("search for proxy voting guidelines"), or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2007	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	12.07%	12.19%	5.55%
Class T (incl. 3.50% sales charge) B	14.34%	12.54%	5.86%
Class B (incl. contingent deferred sales charge) C	12.92%	12.83%	6.11%
Class C (incl. contingent deferred sales charge) D	16.87%	13.10%	6.13%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares (effective July 12, 2005, Class N was renamed Class A) took place on April 30, 1999. Returns prior to April 30, 1999 are those of Class O, restated to reflect the higher 12b-1 and transfer agent fee applicable to Class A.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on July 12, 2005. Returns between April 30, 1999 and July 12, 2005 are those of Class A (effective July 12, 2005, Class N was renamed Class A), and reflect a 0.25% 12b-1 fee. Class T returns prior to April 30, 1999 are those of Class O, which has no 12b-1 fee. If Class T's 12b-1 fee had been reflected, returns prior to July 12, 2005 would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on July 12, 2005. Returns between April 30, 1999 and July 12, 2005 are those of Class A (effective July 12, 2005, Class N was renamed Class A), and reflect a 0.25% 12b-1 fee. Class B returns prior to April 30, 1999 are those of Class O, which has no 12b-1 fee. If Class B's 12b-1 fee had been reflected, returns prior to July 12, 2005 would have been lower. Class B shares' contingent deferred sales charge included in the past 1 year, past five years, and past 10 years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on July 12, 2005. Returns between April 30, 1999 and July 12, 2005 are those of Class A (effective July 12, 2005, Class N was renamed Class A), and reflect a 0.25% 12b-1 fee. Class C returns prior to April 30, 1999 are those of Class O, which has no 12b-1 fee. If Class C's 12b-1 fee had been reflected, returns prior to July 12, 2005 would have been lower. Class C shares' contingent deferred sales charge included in the past 1 year, past five years, and past 10 years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in in Fidelity® Advisor Capital Development Fund - Class A on September 30, 1997, and the current 5.75% sales charge was paid. The chart shows how the value of an investment in the fund would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period. The initial offering of Class A took place on April 30, 1999. See above for additional information regarding the performance of Class A.

Annual Report

Management's Discussion of Fund Performance

Comments from Adam Hetnarski, Portfolio Manager of Fidelity® Advisor Capital Development Fund

The U.S. equity market had double-digit returns for the 12 months ending September 30, 2007. The period began with a four-month winning streak amid falling energy prices, upbeat economic data and solid corporate earnings. However, stocks tumbled in February, stung by the combination of a slowing housing market, a subprime mortgage loan crisis and a short-lived freefall in the Asian markets. Stocks rallied strongly from March through May, but were extremely volatile during the final four months of the period. Crude oil prices spiked to record highs, ending the period above $80 per barrel. The housing slump grew more pronounced, while a precipitous decline in subprime mortgage prices spread throughout the credit markets. The Federal Reserve Board helped spark a late-period rally, first by lowering its discount rate, then by a larger-than-expected 0.50% rate cut in the federal funds target rate. For the 12 months as a whole, the Standard & Poor's 500SM Index advanced 16.44%, the Dow Jones Industrial AverageSM rose 21.69% and the NASDAQ Composite® Index gained 20.52%.

During the past year, the fund's Class A, Class T, Class B and Class C shares returned 18.90%, 18.49%, 17.92% and 17.87%, respectively (excluding sales charges), topping the S&P 500®. Solid stock selection in technology added considerable value during the period, as did a substantial underweighting in the struggling financials sector. Rewarding picks and an underweighting in consumer staples aided performance as well. In addition, the fund's foreign exposure helped our absolute performance given the U.S. dollar's weakness. Japanese video-game maker Nintendo - the fund's fifth-largest position at period end - was our top contributor by a wide margin. After a successful launch of its Wii hardware platform near the end of 2006, the company continued to roll out a series of successful extensions for the product. French software maker Ubisoft Entertainment also contributed, as did data-storage hardware and software provider EMC and telecom equipment supplier Ciena. Nintendo and Ubisoft were out-of-index positions. Conversely, underweighting energy hurt our results. Specifically, not owning integrated energy stock Chevron and underweighting others in that group were counterproductive moves. That said, student loan provider SLM was our biggest detractor. For a while, it appeared the company might be acquired, but the deal fell apart. Akamai Technologies, a maker of technology that speeds up Internet access, struggled as well. A modest cash position further dampened performance in a rising market environment.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including Destiny Plan Creation and Sales Charges on purchases of Class O and certain purchases of Class A, sales charges (loads) on purchase payments or redemption proceeds and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2007 to September 30, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Paid During Period* April 1, 2007 to September 30, 2007
Class O
Actual	$ 1,000.00	$ 1,130.60	$ 3.15
Hypothetical A	$ 1,000.00	$ 1,022.11	$ 2.99
Class A
Actual	$ 1,000.00	$ 1,128.60	$ 5.28
Hypothetical A	$ 1,000.00	$ 1,020.10	$ 5.01
Class T
Actual	$ 1,000.00	$ 1,126.30	$ 7.52
Hypothetical A	$ 1,000.00	$ 1,018.00	$ 7.13
Class B
Actual	$ 1,000.00	$ 1,124.40	$ 10.07
Hypothetical A	$ 1,000.00	$ 1,015.59	$ 9.55
Class C
Actual	$ 1,000.00	$ 1,124.20	$ 10.06
Hypothetical A	$ 1,000.00	$ 1,015.59	$ 9.55
Institutional Class
Actual	$ 1,000.00	$ 1,130.10	$ 3.95
Hypothetical A	$ 1,000.00	$ 1,021.36	$ 3.75

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Annualized Expense Ratio
Class O	.59%
Class A	.99%
Class T	1.41%
Class B	1.89%
Class C	1.89%
Institutional Class	.74%

Annual Report

Investment Changes

Top Ten Stocks as of September 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	6.7	6.8
Hewlett-Packard Co.	3.9	0.5
Procter & Gamble Co.	3.6	0.0
American Tower Corp. Class A	2.9	2.5
Nintendo Co. Ltd.	2.9	3.5
General Electric Co.	2.9	3.8
Time Warner, Inc.	2.8	0.9
Exxon Mobil Corp.	2.7	1.6
Intel Corp.	2.6	0.4
American International Group, Inc.	2.6	3.4
	33.6
Top Five Market Sectors as of September 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	33.2	30.8
Industrials	12.2	10.7
Health Care	11.9	14.9
Financials	9.2	10.9
Consumer Staples	8.4	3.9
Asset Allocation (% of fund's net assets)
As of September 30, 2007 *		As of March 31, 2007 **
	Stocks 98.1%		Stocks 94.4%
	Convertible Securities 0.4%		Convertible Securities 0.4%
	Short-Term Investments and Net Other Assets 1.5%		Short-Term Investments and Net Other Assets 5.2%
* Foreign investments	17.9%	** Foreign investments	16.1%

Annual Report

Investments September 30, 2007

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
CONSUMER DISCRETIONARY - 7.9%
Automobiles - 0.4%
General Motors Corp.	675,000	$ 24,772,500
Distributors - 0.1%
Li & Fung Ltd.	1,000,000	4,245,001
Hotels, Restaurants & Leisure - 0.6%
WMS Industries, Inc. (a)	1,091,883	36,141,327
Household Durables - 0.0%
Garmin Ltd.	2,857	341,126
KB Home	97,050	2,432,073
		2,773,199
Media - 6.2%
CKX, Inc. (a)	3,233,069	39,799,079
Grupo Televisa SA de CV (CPO) sponsored ADR	825,000	19,940,250
News Corp. Class A	4,099,500	90,148,005
The Walt Disney Co.	1,450,000	49,865,500
Time Warner, Inc.	8,937,300	164,088,828
		363,841,662
Specialty Retail - 0.6%
Staples, Inc.	1,499,737	32,229,348
TOTAL CONSUMER DISCRETIONARY		464,003,037
CONSUMER STAPLES - 8.4%
Beverages - 0.7%
Heineken NV (Bearer)	50,000	3,281,226
The Coca-Cola Co.	625,800	35,964,726
		39,245,952
Food & Staples Retailing - 0.7%
Costco Wholesale Corp.	660,000	40,504,200
Food Products - 3.4%
Groupe Danone	660,000	51,909,002
Nestle SA:
(Reg.)	163,276	73,082,338
sponsored ADR	673,700	75,387,030
		200,378,370
Household Products - 3.6%
Procter & Gamble Co.	2,975,000	209,261,500
TOTAL CONSUMER STAPLES		489,390,022
ENERGY - 6.7%
Energy Equipment & Services - 2.0%
Acergy SA	200,000	5,940,000
Expro International Group PLC	1,050,000	21,120,369
National Oilwell Varco, Inc. (a)	59,600	8,612,200
Oceaneering International, Inc. (a)	22,469	1,703,150
Schlumberger Ltd. (NY Shares)	655,900	68,869,500
Subsea 7, Inc. (a)	465,383	12,905,724
		119,150,943

	Shares	Value
Oil, Gas & Consumable Fuels - 4.7%
Canadian Natural Resources Ltd.	250,000	$ 18,994,470
Chesapeake Energy Corp.	575,000	20,274,500
EOG Resources, Inc.	270,000	19,529,100
Exxon Mobil Corp.	1,675,990	155,129,634
Gazprom OAO sponsored ADR	614,800	27,051,200
Newfield Exploration Co. (a)	300,000	14,448,000
Plains Exploration & Production Co. (a)	220,000	9,728,400
Valero Energy Corp.	17,900	1,202,522
Williams Companies, Inc.	150,500	5,126,030
		271,483,856
TOTAL ENERGY		390,634,799
FINANCIALS - 9.2%
Capital Markets - 3.1%
Goldman Sachs Group, Inc.	390,000	84,528,600
JMP Group, Inc.	707,594	6,637,232
Lehman Brothers Holdings, Inc.	325,000	20,062,250
Morgan Stanley	50,000	3,150,000
Northern Trust Corp.	514,450	34,092,602
State Street Corp.	375,485	25,593,058
The Blackstone Group LP	250,000	6,270,000
		180,333,742
Commercial Banks - 0.0%
Bancorp Rhode Island, Inc.	25,801	922,644
Boston Private Financial Holdings, Inc.	75,683	2,107,015
		3,029,659
Diversified Financial Services - 0.7%
Bank of America Corp.	97,700	4,911,379
Citigroup, Inc.	723,400	33,761,078
		38,672,457
Insurance - 5.4%
American International Group, Inc.	2,197,731	148,676,502
Aspen Insurance Holdings Ltd.	197,800	5,520,598
Berkshire Hathaway, Inc. Class A (a)	492	58,306,920
IPC Holdings Ltd.	894,700	25,812,095
Montpelier Re Holdings Ltd.	1,858,166	32,889,538
Principal Financial Group, Inc.	586,600	37,008,594
The Chubb Corp.	152,400	8,174,736
		316,388,983
TOTAL FINANCIALS		538,424,841
HEALTH CARE - 11.9%
Biotechnology - 2.3%
Amgen, Inc. (a)	575,000	32,527,750
Cephalon, Inc. (a)	229,100	16,738,046
CSL Ltd.	275,000	26,195,283
Gilead Sciences, Inc. (a)	1,416,382	57,887,532
		133,348,611
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - 3.2%
ArthroCare Corp. (a)	424,488	$ 23,724,634
Becton, Dickinson & Co.	1,104,324	90,609,784
C.R. Bard, Inc.	474,900	41,881,431
Gyrus Group PLC (a)	975,000	7,631,234
Integra LifeSciences Holdings Corp. (a)	250,000	12,145,000
Inverness Medical Innovations, Inc. (a)	214,170	11,847,884
		187,839,967
Health Care Providers & Services - 0.9%
Henry Schein, Inc. (a)	890,800	54,196,272
Life Sciences Tools & Services - 1.5%
Charles River Laboratories International, Inc. (a)	1,131,685	63,544,113
Pharmaceutical Product Development, Inc.	575,000	20,378,000
		83,922,113
Pharmaceuticals - 4.0%
Allergan, Inc.	581,098	37,463,388
Merck & Co., Inc.	2,373,100	122,665,539
Roche Holding AG (participation certificate)	120,192	21,706,675
Wyeth	999,480	44,526,834
XenoPort, Inc. (a)	133,755	6,293,173
		232,655,609
TOTAL HEALTH CARE		691,962,572
INDUSTRIALS - 12.2%
Aerospace & Defense - 4.8%
General Dynamics Corp.	876,100	74,004,167
Honeywell International, Inc.	961,900	57,204,193
Lockheed Martin Corp.	345,000	37,429,050
Raytheon Co.	248,000	15,827,360
United Technologies Corp.	1,165,000	93,759,200
		278,223,970
Commercial Services & Supplies - 0.3%
The Brink's Co.	315,000	17,602,200
Electrical Equipment - 2.6%
ABB Ltd. sponsored ADR	1,925,000	50,492,750
Alstom SA	350,000	71,156,687
Emerson Electric Co.	490,000	26,077,800
Prysmian SpA	150,600	4,290,817
		152,018,054
Industrial Conglomerates - 3.7%
3M Co.	325,000	30,413,500
General Electric Co.	4,050,930	167,708,502
McDermott International, Inc. (a)	267,102	14,444,876
		212,566,878

	Shares	Value
Machinery - 0.8%
Bucyrus International, Inc. Class A	78,800	$ 5,746,884
Danaher Corp.	425,000	35,151,750
Force Protection, Inc. (a)	350,000	7,581,000
		48,479,634
Road & Rail - 0.0%
Knight Transportation, Inc.	1,600	27,536
TOTAL INDUSTRIALS		708,918,272
INFORMATION TECHNOLOGY - 32.8%
Communications Equipment - 7.2%
Alcatel-Lucent SA sponsored ADR	4,210,259	42,860,437
Ciena Corp. (a)	2,105,592	80,180,943
Cisco Systems, Inc. (a)	2,901,461	96,067,374
Corning, Inc.	1,251,587	30,851,620
D-Link Corp.	812,100	2,015,630
Gemtek Technology Corp.	2,526,946	6,349,305
Harris Corp.	1,242,900	71,827,191
Powerwave Technologies, Inc. (a)	2,928,539	18,039,800
Research In Motion Ltd. (a)	105,000	10,347,750
Sycamore Networks, Inc. (a)	3,855,000	15,689,850
Tellabs, Inc. (a)	4,885,483	46,509,798
		420,739,698
Computers & Peripherals - 5.5%
Dell, Inc. (a)	1,475,000	40,710,000
EMC Corp. (a)	2,148,900	44,697,120
Hewlett-Packard Co.	4,581,500	228,112,885
Neoware, Inc. (a)	450,412	7,305,683
		320,825,688
Electronic Equipment & Instruments - 1.0%
Chi Mei Optoelectronics Corp.	6,500,000	7,548,644
Hon Hai Precision Industry Co. Ltd. (Foxconn)	2,100,000	15,829,631
Itron, Inc. (a)	348,095	32,397,202
		55,775,477
Internet Software & Services - 0.8%
Akamai Technologies, Inc. (a)	1,233,193	35,429,635
Google, Inc. Class A (sub. vtg.) (a)	4,442	2,519,813
ValueClick, Inc. (a)	275,000	6,176,500
		44,125,948
IT Services - 0.4%
Mastercard, Inc. Class A	57,000	8,434,290
Redecard SA	977,500	18,136,811
		26,571,101
Semiconductors & Semiconductor Equipment - 5.9%
Analog Devices, Inc.	276,700	10,005,472
Applied Micro Circuits Corp. (a)	487,187	1,539,511
ARM Holdings PLC sponsored ADR	310,600	2,922,746
Broadcom Corp. Class A (a)	3,005,000	109,502,200
Cirrus Logic, Inc. (a)	1,500,000	9,600,000
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Intel Corp.	5,881,200	$ 152,087,832
MediaTek, Inc.	1,650,000	29,728,819
Microchip Technology, Inc.	286,086	10,390,644
Siliconware Precision Industries Co. Ltd.	5,037,023	11,344,299
Standard Microsystems Corp. (a)	145,000	5,570,900
		342,692,423
Software - 12.0%
Activision, Inc. (a)	975,000	21,050,250
Electronic Arts, Inc. (a)	247,227	13,842,240
Microsoft Corp.	13,288,246	391,471,726
NAVTEQ Corp. (a)	260,950	20,346,272
Nintendo Co. Ltd.	326,000	169,128,805
Ubisoft Entertainment SA (a)	1,239,849	84,688,382
		700,527,675
TOTAL INFORMATION TECHNOLOGY		1,911,258,010
MATERIALS - 2.5%
Chemicals - 2.5%
Airgas, Inc.	711,950	36,757,979
Ecolab, Inc.	1,005,000	47,436,000
Monsanto Co.	754,100	64,656,534
		148,850,513
TELECOMMUNICATION SERVICES - 5.3%
Diversified Telecommunication Services - 0.8%
Aruba Networks, Inc.	507,400	10,148,000
AT&T, Inc.	870,062	36,812,323
		46,960,323
Wireless Telecommunication Services - 4.5%
American Tower Corp. Class A (a)	3,935,902	171,369,173
Clearwire Corp. (d)	666,005	16,277,162
SBA Communications Corp. Class A (a)	1,352,452	47,714,507
Sprint Nextel Corp.	1,355,000	25,745,000
		261,105,842
TOTAL TELECOMMUNICATION SERVICES		308,066,165
UTILITIES - 1.2%
Electric Utilities - 0.5%
Allegheny Energy, Inc.	445,000	23,255,700
Enernoc, Inc.	160,300	6,120,254
		29,375,954

	Shares	Value
Independent Power Producers & Energy Traders - 0.7%
Constellation Energy Group, Inc.	472,300	$ 40,518,617
TOTAL UTILITIES		69,894,571
TOTAL COMMON STOCKS (Cost $4,910,733,827)		5,721,402,802
Convertible Bonds - 0.4%
	Principal Amount
INFORMATION TECHNOLOGY - 0.4%
Communications Equipment - 0.4%
Ciena Corp. 3.75% 2/1/08	$ 22,990,000	22,702,625
TOTAL CONVERTIBLE BONDS (Cost $22,757,280)		22,702,625
Money Market Funds - 1.2%
	Shares
Fidelity Cash Central Fund, 5.12% (b)	57,113,939	57,113,939
Fidelity Securities Lending Cash Central Fund, 5.17% (b)(c)	12,487,500	12,487,500
TOTAL MONEY MARKET FUNDS (Cost $69,601,439)		69,601,439
TOTAL INVESTMENT PORTFOLIO - 99.7% (Cost $5,003,092,546)		5,813,706,866
NET OTHER ASSETS - 0.3%		15,189,967
NET ASSETS - 100%		$ 5,828,896,833
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 14,122,431
Fidelity Securities Lending Cash Central Fund	293,282
Total	$ 14,415,713
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Ciena Corp.	$ 106,087,384	$ 60,668,044	$ 116,088,596	$ -	$ -
Martha Stewart Living Omnimedia, Inc. Class A	-	35,532,710	23,605,240	-	-
NMS Communications Corp.	12,878,376	-	8,120,188	-	-
Total	$ 118,965,760	$ 96,200,754	$ 147,814,024	$ -	$ -
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	82.1%
France	4.3%
Switzerland	3.8%
Japan	2.9%
Taiwan	1.2%
Netherlands Antilles	1.2%
Bermuda	1.1%
Others (individually less than 1%)	3.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2007
Assets
Investment in securities, at value (including securities loaned of $12,207,780) - See accompanying schedule: Unaffiliated issuers (cost $4,933,491,107)	$ 5,744,105,427
Fidelity Central Funds (cost $69,601,439)	69,601,439
Total Investments (cost $5,003,092,546)		$ 5,813,706,866
Cash		1,301,955
Receivable for investments sold		148,448,626
Receivable for fund shares sold		92,772
Dividends receivable		5,306,748
Interest receivable		141,293
Distributions receivable from Fidelity Central Funds		889,339
Prepaid expenses		26,055
Other receivables		317,294
Total assets		5,970,230,948

Liabilities
Payable for investments purchased	$ 122,847,425
Payable for fund shares redeemed	2,811,057
Accrued management fee	2,649,479
Distribution fees payable	96,629
Other affiliated payables	222,930
Other payables and accrued expenses	219,095
Collateral on securities loaned, at value	12,487,500
Total liabilities		141,334,115

Net Assets		$ 5,828,896,833
Net Assets consist of:
Paid in capital		$ 4,362,786,274
Undistributed net investment income		37,878,944
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		617,592,047
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		810,639,568
Net Assets		$ 5,828,896,833

Statement of Assets and Liabilities - continued

September 30, 2007
Class O: Net Asset Value, offering price and redemption price per share ($5,352,894,753 ÷ 372,448,948 shares)	$ 14.37

Class A: Net Asset Value and redemption price per share ($471,592,717 ÷ 33,577,395 shares)	$ 14.04

Maximum offering price per share (100/94.25 of $14.04)	$ 14.90
Class T: Net Asset Value and redemption price per share ($1,063,015 ÷ 76,436 shares)	$ 13.91

Maximum offering price per share (100/96.50 of $13.91)	$ 14.41
Class B: Net Asset Value and offering price per share ($465,566 ÷ 33,670 shares)A	$ 13.83

Class C: Net Asset Value and offering price per share ($458,476 ÷ 33,096 shares)A	$ 13.85

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,422,306 ÷ 168,986 shares)	$ 14.33

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended September 30, 2007

Investment Income
Dividends		$ 67,507,573
Interest		1,590,937
Income from Fidelity Central Funds		14,415,713
Total income		83,514,223

Expenses
Management fee	$ 31,442,866
Transfer agent fees	904,799
Distribution fees	1,066,562
Accounting and security lending fees	1,143,539
Custodian fees and expenses	316,253
Independent trustees' compensation	18,849
Appreciation in deferred trustee compensation account	695
Registration fees	76,719
Audit	113,966
Legal	71,883
Miscellaneous	23,205
Total expenses before reductions	35,179,336
Expense reductions	(505,479)	34,673,857
Net investment income (loss)		48,840,366
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $1,799,712)	685,229,353
Other affiliated issuers	15,934,051
Foreign currency transactions	(457,722)
Futures contracts	(71,193)
Total net realized gain (loss)		700,634,489
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $1,971,036)	248,699,969
Assets and liabilities in foreign currencies	54,173
Total change in net unrealized appreciation (depreciation)		248,754,142
Net gain (loss)		949,388,631
Net increase (decrease) in net assets resulting from operations		$ 998,228,997

Statement of Changes in Net Assets

	Year ended September 30, 2007	Year ended September 30, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 48,840,366	$ 58,404,121
Net realized gain (loss)	700,634,489	271,901,009
Change in net unrealized appreciation (depreciation)	248,754,142	235,803,176
Net increase (decrease) in net assets resulting from operations	998,228,997	566,108,306
Distributions to shareholders from net investment income	(56,633,564)	(53,677,847)
Distributions to shareholders from net realized gain	(319,652,073)	(83,077,836)
Total distributions	(376,285,637)	(136,755,683)
Share transactions - net increase (decrease)	(200,869,389)	(281,347,752)
Total increase (decrease) in net assets	421,073,971	148,004,871

Net Assets
Beginning of period	5,407,822,862	5,259,817,991
End of period (including undistributed net investment income of $37,878,944 and undistributed net investment income of $49,545,615, respectively)	$ 5,828,896,833	$ 5,407,822,862

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class O

Years ended September 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 12.91	$ 11.91	$ 11.03	$ 10.02	$ 8.40
Income from Investment Operations
Net investment income (loss) C	.12	.14	.19 F	.12	.08
Net realized and unrealized gain (loss)	2.25	1.18	.86	.97	1.63
Total from investment operations	2.37	1.32	1.05	1.09	1.71
Distributions from net investment income	(.14)	(.13)	(.17)	(.08)	(.09)
Distributions from net realized gain	(.77)	(.19)	-	-	-
Total distributions	(.91)	(.32)	(.17)	(.08)	(.09)
Net asset value, end of period	$ 14.37	$ 12.91	$ 11.91	$ 11.03	$ 10.02
Total Return A, B	19.44%	11.25%	9.51%	10.91%	20.45%
Ratios to Average Net Assets D,G
Expenses before reductions	.60%	.61%	.62%	.61%	.62%
Expenses net of fee waivers, if any	.60%	.61%	.62%	.61%	.62%
Expenses net of all reductions	.59%	.57%	.51%	.55%	.50%
Net investment income (loss)	.90%	1.13%	1.68% F	1.13%	.88%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,352,895	$ 5,034,751	$ 4,965,789	$ 4,998,159	$ 4,633,668
Portfolio turnover rate E	200%	184%	244%	212%	349%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.28%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class A

Years ended September 30,	2007	2006	2005 J	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 12.64	$ 11.66	$ 10.80	$ 9.81	$ 8.25
Income from Investment Operations
Net investment income (loss) D	.07	.08	.13 G	.04	- I
Net realized and unrealized gain (loss)	2.19	1.16	.83	.96	1.59
Total from investment operations	2.26	1.24	.96	1.00	1.59
Distributions from net investment income	(.09)	(.07)	(.10)	(.01)	(.03)
Distributions from net realized gain	(.77)	(.19)	-	-	-
Total distributions	(.86)	(.26)	(.10)	(.01)	(.03)
Net asset value, end of period	$ 14.04	$ 12.64	$ 11.66	$ 10.80	$ 9.81
Total Return A, B, C	18.90%	10.81%	8.86%	10.20%	19.30%
Ratios to Average Net Assets E, H
Expenses before reductions	.99%	1.06%	1.17%	1.34%	1.49%
Expenses net of fee waivers, if any	.99%	1.06%	1.17%	1.34%	1.49%
Expenses net of all reductions	.98%	1.02%	1.06%	1.27%	1.37%
Net investment income (loss)	.51%	.68%	1.14% G	.40%	-%
Supplemental Data
Net assets, end of period (000 omitted)	$ 471,593	$ 372,010	$ 293,602	$ 216,223	$ 137,691
Portfolio turnover rate F	200%	184%	244%	212%	349%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .74%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Class N was renamed Class A on July 12, 2005.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended September 30,	2007	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 12.57	$ 11.66	$ 11.34
Income from Investment Operations
Net investment income (loss) E	.01	.04	.01
Net realized and unrealized gain (loss)	2.19	1.14	.31
Total from investment operations	2.20	1.18	.32
Distributions from net investment income	(.09)	(.08)	-
Distributions from net realized gain	(.77)	(.19)	-
Total distributions	(.86)	(.27)	-
Net asset value, end of period	$ 13.91	$ 12.57	$ 11.66
Total Return B, C, D	18.49%	10.31%	2.82%
Ratios to Average Net Assets F, I
Expenses before reductions	1.43%	1.43%	1.33% A
Expenses net of fee waivers, if any	1.43%	1.43%	1.33% A
Expenses net of all reductions	1.42%	1.39%	1.21% A
Net investment income (loss)	.07%	.31%	.19% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,063	$ 434	$ 103
Portfolio turnover rate G	200%	184%	244%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 12, 2005 (commencement of sale of shares) to September 30, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class B

Years ended September 30,	2007	2006	2005H
Selected Per-Share Data
Net asset value, beginning of period	$ 12.51	$ 11.64	$ 11.34
Income from Investment Operations
Net investment income (loss)E	(.05)	(.03)	(.01)
Net realized and unrealized gain (loss)	2.18	1.15	.31
Total from investment operations	2.13	1.12	.30
Distributions from net investment income	(.04)	(.06)	-
Distributions from net realized gain	(.77)	(.19)	-
Total distributions	(.81)	(.25)	-
Net asset value, end of period	$ 13.83	$ 12.51	$ 11.64
Total ReturnB,C,D	17.92%	9.74%	2.65%
Ratios to Average Net AssetsF,I
Expenses before reductions	1.91%	1.95%	1.85%A
Expenses net of fee waivers, if any	1.91%	1.95%	1.85%A
Expenses net of all reductions	1.90%	1.91%	1.74%A
Net investment income (loss)	(.41)%	(.21)%	(.32)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 466	$ 284	$ 118
Portfolio turnover rateG	200%	184%	244%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 12, 2005 (commencement of sale of shares) to September 30, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended September 30,	2007	2006	2005H
Selected Per-Share Data
Net asset value, beginning of period	$ 12.53	$ 11.64	$ 11.34
Income from Investment Operations
Net investment income (loss)E	(.05)	(.01)	(.01)
Net realized and unrealized gain (loss)	2.18	1.15	.31
Total from investment operations	2.13	1.14	.30
Distributions from net investment income	(.04)	(.06)	-
Distributions from net realized gain	(.77)	(.19)	-
Total distributions	(.81)	(.25)	-
Net asset value, end of period	$ 13.85	$ 12.53	$ 11.64
Total ReturnB,C,D	17.87%	9.89%	2.65%
Ratios to Average Net AssetsF,I
Expenses before reductions	1.91%	1.86%	1.82%A
Expenses net of fee waivers, if any	1.91%	1.86%	1.82%A
Expenses net of all reductions	1.90%	1.82%	1.71%A
Net investment income (loss)	(.41)%	(.12)%	(.30)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 458	$ 229	$ 103
Portfolio turnover rateG	200%	184%	244%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 12, 2005 (commencement of sale of shares) to September30, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Institutional Class

Years ended September 30,	2007	2006	2005G
Selected Per-Share Data
Net asset value, beginning of period	$ 12.90	$ 11.91	$ 11.57
Income from Investment Operations
Net investment income (loss) D	.11	.12	.02
Net realized and unrealized gain (loss)	2.23	1.17	.32
Total from investment operations	2.34	1.29	.34
Distributions from net investment income	(.14)	(.11)	-
Distributions from net realized gain	(.77)	(.19)	-
Total distributions	(.91)	(.30)	-
Net asset value, end of period	$ 14.33	$ 12.90	$ 11.91
Total ReturnB,C	19.20%	11.04%	2.94%
Ratios to Average Net Assets E,H
Expenses before reductions	.74%	.78%	.83% A
Expenses net of fee waivers, if any	.74%	.78%	.83% A
Expenses net of all reductions	.69%	.74%	.71% A
Net investment income (loss)	.80%	.96%	.67% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,422	$ 114	$ 103
Portfolio turnover rate F	200%	184%	244%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period July 12, 2005 (commencement of sale of shares) to September 30, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2007

1. Organization.

Fidelity Advisor Capital Development Fund (the Fund)(formerly Destiny II) is a fund of Fidelity Destiny Portfolios (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is authorized to issue an unlimited number of shares.

The Fund offers six classes of shares, Class O, Class A (formerly Class N), Class T, Class B, Class C, and Institutional Class, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

On September 29, 2006, the President signed into law the Military Personnel Financial Services Protection Act (the "Act") which prohibits the issuance or sale of new periodic payment plans, such as the Destiny Plans. Effective October 27, 2006, shares of Class A and Class O will no longer be offered to the general public through Fidelity Systematic Investment Plans. The Act does not alter the rights or obligations, including rights of redemption, of existing Destiny Planholders. Planholders can contribute to existing Destiny Plans II: O and Destiny Plans II: N.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gains, futures transactions, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, deferred trustees compensation and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 853,639,638
Unrealized depreciation	(64,594,240)
Net unrealized appreciation (depreciation)	789,045,398
Undistributed ordinary income	246,358,174
Undistributed long-term capital gain	387,290,010

Cost for federal income tax purposes	$ 5,024,661,468

The tax character of distributions paid was as follows:

	September 30, 2007	September 30, 2006
Ordinary Income	$ 222,686,589	$ 53,677,847
Long-term Capital Gains	153,599,048	83,077,836
Total	$ 376,285,637	$ 136,755,683

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in the Schedule of Investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $10,699,740,533 and $10,998,365,196, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 1,055,091	$ 29,080
Class T	.25%	.25%	4,292	571
Class B	.75%	.25%	4,008	3,308
Class C	.75%	.25%	3,171	2,479
			$ 1,066,562	$ 35,438

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2,663
Class T	908
Class B*	543
Class C*	140
$ 4,254

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for Class A, Class T, Class B, Class C and Institutional Class. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for Class O. FIIOC and FSC receive account fees and asset-based fees that vary according to account size and type of account of the shareholders of the respective classes of the Fund. FSC does not receive a fee for Class O Destiny Plan accounts. In addition, FIIOC and FSC pay for typesetting, printing, and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class O	$ 267,225.01
Class A	629,174.15
Class T	2,881.34
Class B	1,282.32
Class C	996.31
Institutional Class	3,241.15
	$ 904,799

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $78,357 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $12,731 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $293,282.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $392,701 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $9,968. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class O	$ 2,855
Institutional Class	830
$ 3,685

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, a transfer agent of the Fund, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended September 30,	2007	2006
From net investment income
Class O	$ 53,852,598	$ 51,786,409
Class A	2,750,820	1,888,604
Class T	4,757	741
Class B	1,145	620
Class C	803	496
Institutional Class	23,441	977
Total	$ 56,633,564	$ 53,677,847

Annual Report

11. Distributions to Shareholders - continued

Years ended September 30,	2007	2006
From net realized gain
Class O	$ 296,173,474	$ 78,085,736
Class A	23,268,152	4,985,069
Class T	41,151	1,675
Class B	23,203	2,032
Class C	17,168	1,682
Institutional Class	128,925	1,642
Total	$ 319,652,073	$ 83,077,836

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended September 30,	2007	2006	2007	2006
Class O
Shares sold	17,079,006	21,570,310	$ 224,837,373	$ 264,820,798
Reinvestment of distributions	27,086,415	10,290,012	337,496,714	123,685,398
Shares redeemed	(61,650,556)	(58,861,494)	(817,739,781)	(721,523,302)
Net increase (decrease)	(17,485,135)	(27,001,172)	$ (255,405,694)	$ (333,017,106)
Class A
Shares sold	5,644,265	6,389,797	$ 72,699,279	$ 76,767,777
Reinvestment of distributions	2,112,917	570,507	25,819,847	6,737,690
Shares redeemed	(3,618,757)	(2,695,665)	(46,924,186)	(32,418,260)
Net increase (decrease)	4,138,425	4,264,639	$ 51,594,940	$ 51,087,207
Class T
Shares sold	82,917	25,581	$ 1,072,648	$ 310,180
Reinvestment of distributions	3,782	205	45,908	2,416
Shares redeemed	(44,783)	(84)	(586,542)	(1,057)
Net increase (decrease)	41,916	25,702	$ 532,014	$ 311,539
Class B
Shares sold	16,452	12,494	$ 211,111	$ 151,306
Reinvestment of distributions	1,910	225	23,154	2,652
Shares redeemed	(7,422)	(112)	(95,416)	(1,355)
Net increase (decrease)	10,940	12,607	$ 138,849	$ 152,603
Class C
Shares sold	19,743	10,424	$ 257,311	$ 127,563
Reinvestment of distributions	1,465	185	17,782	2,178
Shares redeemed	(6,398)	(1,146)	(82,083)	(14,355)
Net increase (decrease)	14,810	9,463	$ 193,010	$ 115,386
Institutional Class
Shares sold	189,754	-	$ 2,473,211	$ -
Reinvestment of distributions	12,238	218	152,366	2,619
Shares redeemed	(41,867)	-	(548,085)	-
Net increase (decrease)	160,125	218	$ 2,077,492	$ 2,619

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Destiny Portfolios and Shareholders of Fidelity Advisor Capital Development Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Capital Development Fund (the Fund) (formerly Destiny II), a fund of Fidelity Destiny Portfolios, including the schedule of investments as of September 30, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Capital Development Fund as of September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 20, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 370 funds advised by FMR or an affiliate. Mr. Curvey oversees 340 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-
present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello and Mr. Wiley may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Destiny Portfolios. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Destiny Portfolios. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Destiny Portfolios. Mr. Wiley also serves as Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-present) and a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present), and an Advisory Director of Riverstone Holdings (private investment firm). Previously, Mr. Wiley served as Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Capital Development. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of Advisor Capital Development. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-
present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Bruce T. Herring (42)

Year of Election or Appointment: 2006

Vice President of Advisor Capital Development. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Advisor Capital Development. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of Advisor Capital Development. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-
present), and is an employee of FMR.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Capital Development. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Capital Development. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Capital Development. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Capital Development. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Capital Development. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-
present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Capital Development. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Capital Development. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Advisor Capital Development. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Capital Development. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-
present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2007, $421,319,176, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 33%; Class T designates 33%; Class B designates 37%; and Class C designates 37%; of the dividends distributed in December, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 36%; Class T designates 36%; Class B designates 41%; and Class C designates 41% of the dividends distributed in December, during fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Capital Development Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Class O and Class A of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Class O and Class A show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc. Morningstar, Inc. assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Advisor Capital Development Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Class O of the fund was in the second quartile for the one-year period and the third quartile for the three- and five-year periods. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Annual Report

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Capital Development Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class and Class O ranked below its competitive median for 2006, and the total expenses of Class T ranked above its competitive median for 2006. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-advisers

FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.
Fidelity Research & Analysis Company
Fidelity Investments Japan Limited
Fidelity International Investment Advisers
Fidelity International Investment Advisers (U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Boston, MA

ADESII-UANN-1107
1.814755.102

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

Capital Development Fund -

Institutional Class
(formerly Destiny II)

Annual Report

September 30, 2007

Institutional Class was formerly
known as Fidelity Advisor Destiny® II
Institutional Class

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com ("search for proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2007	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	19.20%	14.13%	6.93%

A The initial offering of Institutional Class shares took place on July 12, 2005. Returns prior to July 12, 2005 are those of Class O, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in in Fidelity® Advisor Capital Development Fund - Institutional Class on September 30, 1997. The chart shows how the value of an investment in the fund would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period. The initial offering of Institutional Class took place on July 12, 2005. See above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Comments from Adam Hetnarski, Portfolio Manager of Fidelity® Advisor Capital Development Fund

The U.S. equity market had double-digit returns for the 12 months ending September 30, 2007. The period began with a four-month winning streak amid falling energy prices, upbeat economic data and solid corporate earnings. However, stocks tumbled in February, stung by the combination of a slowing housing market, a subprime mortgage loan crisis and a short-lived freefall in the Asian markets. Stocks rallied strongly from March through May, but were extremely volatile during the final four months of the period. Crude oil prices spiked to record highs, ending the period above $80 per barrel. The housing slump grew more pronounced, while a precipitous decline in subprime mortgage prices spread throughout the credit markets. The Federal Reserve Board helped spark a late-period rally, first by lowering its discount rate, then by a larger-than-expected 0.50% rate cut in the federal funds target rate. For the 12 months as a whole, the Standard & Poor's 500SM Index advanced 16.44%, the Dow Jones Industrial AverageSM rose 21.69% and the NASDAQ Composite® Index gained 20.52%.

During the past year, the fund's Institutional Class shares returned 19.20%, topping the S&P 500®. Solid stock selection in technology added considerable value during the period, as did a substantial underweighting in the struggling financials sector. Rewarding picks and an underweighting in consumer staples aided performance as well. In addition, the fund's foreign exposure helped our absolute performance given the U.S. dollar's weakness. Japanese video-game maker Nintendo - the fund's fifth-largest position at period end - was our top contributor by a wide margin. After a successful launch of its Wii hardware platform near the end of 2006, the company continued to roll out a series of successful extensions for the product. French software maker Ubisoft Entertainment also contributed, as did data-storage hardware and software provider EMC and telecom equipment supplier Ciena. Nintendo and Ubisoft were out-of-index positions. Conversely, underweighting energy hurt our results. Specifically, not owning integrated energy stock Chevron and underweighting others in that group were counterproductive moves. That said, student loan provider SLM was our biggest detractor. For a while, it appeared the company might be acquired, but the deal fell apart. Akamai Technologies, a maker of technology that speeds up Internet access, struggled as well. A modest cash position further dampened performance in a rising market environment.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including Destiny Plan Creation and Sales Charges on purchases of Class O and certain purchases of Class A, sales charges (loads) on purchase payments or redemption proceeds and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2007 to September 30, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Paid During Period* April 1, 2007 to September 30, 2007
Class O
Actual	$ 1,000.00	$ 1,130.60	$ 3.15
Hypothetical A	$ 1,000.00	$ 1,022.11	$ 2.99
Class A
Actual	$ 1,000.00	$ 1,128.60	$ 5.28
Hypothetical A	$ 1,000.00	$ 1,020.10	$ 5.01
Class T
Actual	$ 1,000.00	$ 1,126.30	$ 7.52
Hypothetical A	$ 1,000.00	$ 1,018.00	$ 7.13
Class B
Actual	$ 1,000.00	$ 1,124.40	$ 10.07
Hypothetical A	$ 1,000.00	$ 1,015.59	$ 9.55
Class C
Actual	$ 1,000.00	$ 1,124.20	$ 10.06
Hypothetical A	$ 1,000.00	$ 1,015.59	$ 9.55
Institutional Class
Actual	$ 1,000.00	$ 1,130.10	$ 3.95
Hypothetical A	$ 1,000.00	$ 1,021.36	$ 3.75

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Annualized Expense Ratio
Class O	.59%
Class A	.99%
Class T	1.41%
Class B	1.89%
Class C	1.89%
Institutional Class	.74%

Annual Report

Investment Changes

Top Ten Stocks as of September 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	6.7	6.8
Hewlett-Packard Co.	3.9	0.5
Procter & Gamble Co.	3.6	0.0
American Tower Corp. Class A	2.9	2.5
Nintendo Co. Ltd.	2.9	3.5
General Electric Co.	2.9	3.8
Time Warner, Inc.	2.8	0.9
Exxon Mobil Corp.	2.7	1.6
Intel Corp.	2.6	0.4
American International Group, Inc.	2.6	3.4
	33.6
Top Five Market Sectors as of September 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	33.2	30.8
Industrials	12.2	10.7
Health Care	11.9	14.9
Financials	9.2	10.9
Consumer Staples	8.4	3.9
Asset Allocation (% of fund's net assets)
As of September 30, 2007 *		As of March 31, 2007 **
	Stocks 98.1%		Stocks 94.4%
	Convertible Securities 0.4%		Convertible Securities 0.4%
	Short-Term Investments and Net Other Assets 1.5%		Short-Term Investments and Net Other Assets 5.2%
* Foreign investments	17.9%	** Foreign investments	16.1%

Annual Report

Investments September 30, 2007

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
CONSUMER DISCRETIONARY - 7.9%
Automobiles - 0.4%
General Motors Corp.	675,000	$ 24,772,500
Distributors - 0.1%
Li & Fung Ltd.	1,000,000	4,245,001
Hotels, Restaurants & Leisure - 0.6%
WMS Industries, Inc. (a)	1,091,883	36,141,327
Household Durables - 0.0%
Garmin Ltd.	2,857	341,126
KB Home	97,050	2,432,073
		2,773,199
Media - 6.2%
CKX, Inc. (a)	3,233,069	39,799,079
Grupo Televisa SA de CV (CPO) sponsored ADR	825,000	19,940,250
News Corp. Class A	4,099,500	90,148,005
The Walt Disney Co.	1,450,000	49,865,500
Time Warner, Inc.	8,937,300	164,088,828
		363,841,662
Specialty Retail - 0.6%
Staples, Inc.	1,499,737	32,229,348
TOTAL CONSUMER DISCRETIONARY		464,003,037
CONSUMER STAPLES - 8.4%
Beverages - 0.7%
Heineken NV (Bearer)	50,000	3,281,226
The Coca-Cola Co.	625,800	35,964,726
		39,245,952
Food & Staples Retailing - 0.7%
Costco Wholesale Corp.	660,000	40,504,200
Food Products - 3.4%
Groupe Danone	660,000	51,909,002
Nestle SA:
(Reg.)	163,276	73,082,338
sponsored ADR	673,700	75,387,030
		200,378,370
Household Products - 3.6%
Procter & Gamble Co.	2,975,000	209,261,500
TOTAL CONSUMER STAPLES		489,390,022
ENERGY - 6.7%
Energy Equipment & Services - 2.0%
Acergy SA	200,000	5,940,000
Expro International Group PLC	1,050,000	21,120,369
National Oilwell Varco, Inc. (a)	59,600	8,612,200
Oceaneering International, Inc. (a)	22,469	1,703,150
Schlumberger Ltd. (NY Shares)	655,900	68,869,500
Subsea 7, Inc. (a)	465,383	12,905,724
		119,150,943

	Shares	Value
Oil, Gas & Consumable Fuels - 4.7%
Canadian Natural Resources Ltd.	250,000	$ 18,994,470
Chesapeake Energy Corp.	575,000	20,274,500
EOG Resources, Inc.	270,000	19,529,100
Exxon Mobil Corp.	1,675,990	155,129,634
Gazprom OAO sponsored ADR	614,800	27,051,200
Newfield Exploration Co. (a)	300,000	14,448,000
Plains Exploration & Production Co. (a)	220,000	9,728,400
Valero Energy Corp.	17,900	1,202,522
Williams Companies, Inc.	150,500	5,126,030
		271,483,856
TOTAL ENERGY		390,634,799
FINANCIALS - 9.2%
Capital Markets - 3.1%
Goldman Sachs Group, Inc.	390,000	84,528,600
JMP Group, Inc.	707,594	6,637,232
Lehman Brothers Holdings, Inc.	325,000	20,062,250
Morgan Stanley	50,000	3,150,000
Northern Trust Corp.	514,450	34,092,602
State Street Corp.	375,485	25,593,058
The Blackstone Group LP	250,000	6,270,000
		180,333,742
Commercial Banks - 0.0%
Bancorp Rhode Island, Inc.	25,801	922,644
Boston Private Financial Holdings, Inc.	75,683	2,107,015
		3,029,659
Diversified Financial Services - 0.7%
Bank of America Corp.	97,700	4,911,379
Citigroup, Inc.	723,400	33,761,078
		38,672,457
Insurance - 5.4%
American International Group, Inc.	2,197,731	148,676,502
Aspen Insurance Holdings Ltd.	197,800	5,520,598
Berkshire Hathaway, Inc. Class A (a)	492	58,306,920
IPC Holdings Ltd.	894,700	25,812,095
Montpelier Re Holdings Ltd.	1,858,166	32,889,538
Principal Financial Group, Inc.	586,600	37,008,594
The Chubb Corp.	152,400	8,174,736
		316,388,983
TOTAL FINANCIALS		538,424,841
HEALTH CARE - 11.9%
Biotechnology - 2.3%
Amgen, Inc. (a)	575,000	32,527,750
Cephalon, Inc. (a)	229,100	16,738,046
CSL Ltd.	275,000	26,195,283
Gilead Sciences, Inc. (a)	1,416,382	57,887,532
		133,348,611
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - 3.2%
ArthroCare Corp. (a)	424,488	$ 23,724,634
Becton, Dickinson & Co.	1,104,324	90,609,784
C.R. Bard, Inc.	474,900	41,881,431
Gyrus Group PLC (a)	975,000	7,631,234
Integra LifeSciences Holdings Corp. (a)	250,000	12,145,000
Inverness Medical Innovations, Inc. (a)	214,170	11,847,884
		187,839,967
Health Care Providers & Services - 0.9%
Henry Schein, Inc. (a)	890,800	54,196,272
Life Sciences Tools & Services - 1.5%
Charles River Laboratories International, Inc. (a)	1,131,685	63,544,113
Pharmaceutical Product Development, Inc.	575,000	20,378,000
		83,922,113
Pharmaceuticals - 4.0%
Allergan, Inc.	581,098	37,463,388
Merck & Co., Inc.	2,373,100	122,665,539
Roche Holding AG (participation certificate)	120,192	21,706,675
Wyeth	999,480	44,526,834
XenoPort, Inc. (a)	133,755	6,293,173
		232,655,609
TOTAL HEALTH CARE		691,962,572
INDUSTRIALS - 12.2%
Aerospace & Defense - 4.8%
General Dynamics Corp.	876,100	74,004,167
Honeywell International, Inc.	961,900	57,204,193
Lockheed Martin Corp.	345,000	37,429,050
Raytheon Co.	248,000	15,827,360
United Technologies Corp.	1,165,000	93,759,200
		278,223,970
Commercial Services & Supplies - 0.3%
The Brink's Co.	315,000	17,602,200
Electrical Equipment - 2.6%
ABB Ltd. sponsored ADR	1,925,000	50,492,750
Alstom SA	350,000	71,156,687
Emerson Electric Co.	490,000	26,077,800
Prysmian SpA	150,600	4,290,817
		152,018,054
Industrial Conglomerates - 3.7%
3M Co.	325,000	30,413,500
General Electric Co.	4,050,930	167,708,502
McDermott International, Inc. (a)	267,102	14,444,876
		212,566,878

	Shares	Value
Machinery - 0.8%
Bucyrus International, Inc. Class A	78,800	$ 5,746,884
Danaher Corp.	425,000	35,151,750
Force Protection, Inc. (a)	350,000	7,581,000
		48,479,634
Road & Rail - 0.0%
Knight Transportation, Inc.	1,600	27,536
TOTAL INDUSTRIALS		708,918,272
INFORMATION TECHNOLOGY - 32.8%
Communications Equipment - 7.2%
Alcatel-Lucent SA sponsored ADR	4,210,259	42,860,437
Ciena Corp. (a)	2,105,592	80,180,943
Cisco Systems, Inc. (a)	2,901,461	96,067,374
Corning, Inc.	1,251,587	30,851,620
D-Link Corp.	812,100	2,015,630
Gemtek Technology Corp.	2,526,946	6,349,305
Harris Corp.	1,242,900	71,827,191
Powerwave Technologies, Inc. (a)	2,928,539	18,039,800
Research In Motion Ltd. (a)	105,000	10,347,750
Sycamore Networks, Inc. (a)	3,855,000	15,689,850
Tellabs, Inc. (a)	4,885,483	46,509,798
		420,739,698
Computers & Peripherals - 5.5%
Dell, Inc. (a)	1,475,000	40,710,000
EMC Corp. (a)	2,148,900	44,697,120
Hewlett-Packard Co.	4,581,500	228,112,885
Neoware, Inc. (a)	450,412	7,305,683
		320,825,688
Electronic Equipment & Instruments - 1.0%
Chi Mei Optoelectronics Corp.	6,500,000	7,548,644
Hon Hai Precision Industry Co. Ltd. (Foxconn)	2,100,000	15,829,631
Itron, Inc. (a)	348,095	32,397,202
		55,775,477
Internet Software & Services - 0.8%
Akamai Technologies, Inc. (a)	1,233,193	35,429,635
Google, Inc. Class A (sub. vtg.) (a)	4,442	2,519,813
ValueClick, Inc. (a)	275,000	6,176,500
		44,125,948
IT Services - 0.4%
Mastercard, Inc. Class A	57,000	8,434,290
Redecard SA	977,500	18,136,811
		26,571,101
Semiconductors & Semiconductor Equipment - 5.9%
Analog Devices, Inc.	276,700	10,005,472
Applied Micro Circuits Corp. (a)	487,187	1,539,511
ARM Holdings PLC sponsored ADR	310,600	2,922,746
Broadcom Corp. Class A (a)	3,005,000	109,502,200
Cirrus Logic, Inc. (a)	1,500,000	9,600,000
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Intel Corp.	5,881,200	$ 152,087,832
MediaTek, Inc.	1,650,000	29,728,819
Microchip Technology, Inc.	286,086	10,390,644
Siliconware Precision Industries Co. Ltd.	5,037,023	11,344,299
Standard Microsystems Corp. (a)	145,000	5,570,900
		342,692,423
Software - 12.0%
Activision, Inc. (a)	975,000	21,050,250
Electronic Arts, Inc. (a)	247,227	13,842,240
Microsoft Corp.	13,288,246	391,471,726
NAVTEQ Corp. (a)	260,950	20,346,272
Nintendo Co. Ltd.	326,000	169,128,805
Ubisoft Entertainment SA (a)	1,239,849	84,688,382
		700,527,675
TOTAL INFORMATION TECHNOLOGY		1,911,258,010
MATERIALS - 2.5%
Chemicals - 2.5%
Airgas, Inc.	711,950	36,757,979
Ecolab, Inc.	1,005,000	47,436,000
Monsanto Co.	754,100	64,656,534
		148,850,513
TELECOMMUNICATION SERVICES - 5.3%
Diversified Telecommunication Services - 0.8%
Aruba Networks, Inc.	507,400	10,148,000
AT&T, Inc.	870,062	36,812,323
		46,960,323
Wireless Telecommunication Services - 4.5%
American Tower Corp. Class A (a)	3,935,902	171,369,173
Clearwire Corp. (d)	666,005	16,277,162
SBA Communications Corp. Class A (a)	1,352,452	47,714,507
Sprint Nextel Corp.	1,355,000	25,745,000
		261,105,842
TOTAL TELECOMMUNICATION SERVICES		308,066,165
UTILITIES - 1.2%
Electric Utilities - 0.5%
Allegheny Energy, Inc.	445,000	23,255,700
Enernoc, Inc.	160,300	6,120,254
		29,375,954

	Shares	Value
Independent Power Producers & Energy Traders - 0.7%
Constellation Energy Group, Inc.	472,300	$ 40,518,617
TOTAL UTILITIES		69,894,571
TOTAL COMMON STOCKS (Cost $4,910,733,827)		5,721,402,802
Convertible Bonds - 0.4%
	Principal Amount
INFORMATION TECHNOLOGY - 0.4%
Communications Equipment - 0.4%
Ciena Corp. 3.75% 2/1/08	$ 22,990,000	22,702,625
TOTAL CONVERTIBLE BONDS (Cost $22,757,280)		22,702,625
Money Market Funds - 1.2%
	Shares
Fidelity Cash Central Fund, 5.12% (b)	57,113,939	57,113,939
Fidelity Securities Lending Cash Central Fund, 5.17% (b)(c)	12,487,500	12,487,500
TOTAL MONEY MARKET FUNDS (Cost $69,601,439)		69,601,439
TOTAL INVESTMENT PORTFOLIO - 99.7% (Cost $5,003,092,546)		5,813,706,866
NET OTHER ASSETS - 0.3%		15,189,967
NET ASSETS - 100%		$ 5,828,896,833
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 14,122,431
Fidelity Securities Lending Cash Central Fund	293,282
Total	$ 14,415,713
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Ciena Corp.	$ 106,087,384	$ 60,668,044	$ 116,088,596	$ -	$ -
Martha Stewart Living Omnimedia, Inc. Class A	-	35,532,710	23,605,240	-	-
NMS Communications Corp.	12,878,376	-	8,120,188	-	-
Total	$ 118,965,760	$ 96,200,754	$ 147,814,024	$ -	$ -
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	82.1%
France	4.3%
Switzerland	3.8%
Japan	2.9%
Taiwan	1.2%
Netherlands Antilles	1.2%
Bermuda	1.1%
Others (individually less than 1%)	3.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2007
Assets
Investment in securities, at value (including securities loaned of $12,207,780) - See accompanying schedule: Unaffiliated issuers (cost $4,933,491,107)	$ 5,744,105,427
Fidelity Central Funds (cost $69,601,439)	69,601,439
Total Investments (cost $5,003,092,546)		$ 5,813,706,866
Cash		1,301,955
Receivable for investments sold		148,448,626
Receivable for fund shares sold		92,772
Dividends receivable		5,306,748
Interest receivable		141,293
Distributions receivable from Fidelity Central Funds		889,339
Prepaid expenses		26,055
Other receivables		317,294
Total assets		5,970,230,948

Liabilities
Payable for investments purchased	$ 122,847,425
Payable for fund shares redeemed	2,811,057
Accrued management fee	2,649,479
Distribution fees payable	96,629
Other affiliated payables	222,930
Other payables and accrued expenses	219,095
Collateral on securities loaned, at value	12,487,500
Total liabilities		141,334,115

Net Assets		$ 5,828,896,833
Net Assets consist of:
Paid in capital		$ 4,362,786,274
Undistributed net investment income		37,878,944
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		617,592,047
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		810,639,568
Net Assets		$ 5,828,896,833

Statement of Assets and Liabilities - continued

September 30, 2007
Class O: Net Asset Value, offering price and redemption price per share ($5,352,894,753 ÷ 372,448,948 shares)	$ 14.37

Class A: Net Asset Value and redemption price per share ($471,592,717 ÷ 33,577,395 shares)	$ 14.04

Maximum offering price per share (100/94.25 of $14.04)	$ 14.90
Class T: Net Asset Value and redemption price per share ($1,063,015 ÷ 76,436 shares)	$ 13.91

Maximum offering price per share (100/96.50 of $13.91)	$ 14.41
Class B: Net Asset Value and offering price per share ($465,566 ÷ 33,670 shares)A	$ 13.83

Class C: Net Asset Value and offering price per share ($458,476 ÷ 33,096 shares)A	$ 13.85

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,422,306 ÷ 168,986 shares)	$ 14.33

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended September 30, 2007

Investment Income
Dividends		$ 67,507,573
Interest		1,590,937
Income from Fidelity Central Funds		14,415,713
Total income		83,514,223

Expenses
Management fee	$ 31,442,866
Transfer agent fees	904,799
Distribution fees	1,066,562
Accounting and security lending fees	1,143,539
Custodian fees and expenses	316,253
Independent trustees' compensation	18,849
Appreciation in deferred trustee compensation account	695
Registration fees	76,719
Audit	113,966
Legal	71,883
Miscellaneous	23,205
Total expenses before reductions	35,179,336
Expense reductions	(505,479)	34,673,857
Net investment income (loss)		48,840,366
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $1,799,712)	685,229,353
Other affiliated issuers	15,934,051
Foreign currency transactions	(457,722)
Futures contracts	(71,193)
Total net realized gain (loss)		700,634,489
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $1,971,036)	248,699,969
Assets and liabilities in foreign currencies	54,173
Total change in net unrealized appreciation (depreciation)		248,754,142
Net gain (loss)		949,388,631
Net increase (decrease) in net assets resulting from operations		$ 998,228,997

Statement of Changes in Net Assets

	Year ended September 30, 2007	Year ended September 30, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 48,840,366	$ 58,404,121
Net realized gain (loss)	700,634,489	271,901,009
Change in net unrealized appreciation (depreciation)	248,754,142	235,803,176
Net increase (decrease) in net assets resulting from operations	998,228,997	566,108,306
Distributions to shareholders from net investment income	(56,633,564)	(53,677,847)
Distributions to shareholders from net realized gain	(319,652,073)	(83,077,836)
Total distributions	(376,285,637)	(136,755,683)
Share transactions - net increase (decrease)	(200,869,389)	(281,347,752)
Total increase (decrease) in net assets	421,073,971	148,004,871

Net Assets
Beginning of period	5,407,822,862	5,259,817,991
End of period (including undistributed net investment income of $37,878,944 and undistributed net investment income of $49,545,615, respectively)	$ 5,828,896,833	$ 5,407,822,862

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class O

Years ended September 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 12.91	$ 11.91	$ 11.03	$ 10.02	$ 8.40
Income from Investment Operations
Net investment income (loss) C	.12	.14	.19 F	.12	.08
Net realized and unrealized gain (loss)	2.25	1.18	.86	.97	1.63
Total from investment operations	2.37	1.32	1.05	1.09	1.71
Distributions from net investment income	(.14)	(.13)	(.17)	(.08)	(.09)
Distributions from net realized gain	(.77)	(.19)	-	-	-
Total distributions	(.91)	(.32)	(.17)	(.08)	(.09)
Net asset value, end of period	$ 14.37	$ 12.91	$ 11.91	$ 11.03	$ 10.02
Total Return A, B	19.44%	11.25%	9.51%	10.91%	20.45%
Ratios to Average Net Assets D,G
Expenses before reductions	.60%	.61%	.62%	.61%	.62%
Expenses net of fee waivers, if any	.60%	.61%	.62%	.61%	.62%
Expenses net of all reductions	.59%	.57%	.51%	.55%	.50%
Net investment income (loss)	.90%	1.13%	1.68% F	1.13%	.88%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,352,895	$ 5,034,751	$ 4,965,789	$ 4,998,159	$ 4,633,668
Portfolio turnover rate E	200%	184%	244%	212%	349%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.28%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class A

Years ended September 30,	2007	2006	2005 J	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 12.64	$ 11.66	$ 10.80	$ 9.81	$ 8.25
Income from Investment Operations
Net investment income (loss) D	.07	.08	.13 G	.04	- I
Net realized and unrealized gain (loss)	2.19	1.16	.83	.96	1.59
Total from investment operations	2.26	1.24	.96	1.00	1.59
Distributions from net investment income	(.09)	(.07)	(.10)	(.01)	(.03)
Distributions from net realized gain	(.77)	(.19)	-	-	-
Total distributions	(.86)	(.26)	(.10)	(.01)	(.03)
Net asset value, end of period	$ 14.04	$ 12.64	$ 11.66	$ 10.80	$ 9.81
Total Return A, B, C	18.90%	10.81%	8.86%	10.20%	19.30%
Ratios to Average Net Assets E, H
Expenses before reductions	.99%	1.06%	1.17%	1.34%	1.49%
Expenses net of fee waivers, if any	.99%	1.06%	1.17%	1.34%	1.49%
Expenses net of all reductions	.98%	1.02%	1.06%	1.27%	1.37%
Net investment income (loss)	.51%	.68%	1.14% G	.40%	-%
Supplemental Data
Net assets, end of period (000 omitted)	$ 471,593	$ 372,010	$ 293,602	$ 216,223	$ 137,691
Portfolio turnover rate F	200%	184%	244%	212%	349%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .74%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Class N was renamed Class A on July 12, 2005.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended September 30,	2007	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 12.57	$ 11.66	$ 11.34
Income from Investment Operations
Net investment income (loss) E	.01	.04	.01
Net realized and unrealized gain (loss)	2.19	1.14	.31
Total from investment operations	2.20	1.18	.32
Distributions from net investment income	(.09)	(.08)	-
Distributions from net realized gain	(.77)	(.19)	-
Total distributions	(.86)	(.27)	-
Net asset value, end of period	$ 13.91	$ 12.57	$ 11.66
Total Return B, C, D	18.49%	10.31%	2.82%
Ratios to Average Net Assets F, I
Expenses before reductions	1.43%	1.43%	1.33% A
Expenses net of fee waivers, if any	1.43%	1.43%	1.33% A
Expenses net of all reductions	1.42%	1.39%	1.21% A
Net investment income (loss)	.07%	.31%	.19% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,063	$ 434	$ 103
Portfolio turnover rate G	200%	184%	244%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 12, 2005 (commencement of sale of shares) to September 30, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class B

Years ended September 30,	2007	2006	2005H
Selected Per-Share Data
Net asset value, beginning of period	$ 12.51	$ 11.64	$ 11.34
Income from Investment Operations
Net investment income (loss)E	(.05)	(.03)	(.01)
Net realized and unrealized gain (loss)	2.18	1.15	.31
Total from investment operations	2.13	1.12	.30
Distributions from net investment income	(.04)	(.06)	-
Distributions from net realized gain	(.77)	(.19)	-
Total distributions	(.81)	(.25)	-
Net asset value, end of period	$ 13.83	$ 12.51	$ 11.64
Total ReturnB,C,D	17.92%	9.74%	2.65%
Ratios to Average Net AssetsF,I
Expenses before reductions	1.91%	1.95%	1.85%A
Expenses net of fee waivers, if any	1.91%	1.95%	1.85%A
Expenses net of all reductions	1.90%	1.91%	1.74%A
Net investment income (loss)	(.41)%	(.21)%	(.32)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 466	$ 284	$ 118
Portfolio turnover rateG	200%	184%	244%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 12, 2005 (commencement of sale of shares) to September 30, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended September 30,	2007	2006	2005H
Selected Per-Share Data
Net asset value, beginning of period	$ 12.53	$ 11.64	$ 11.34
Income from Investment Operations
Net investment income (loss)E	(.05)	(.01)	(.01)
Net realized and unrealized gain (loss)	2.18	1.15	.31
Total from investment operations	2.13	1.14	.30
Distributions from net investment income	(.04)	(.06)	-
Distributions from net realized gain	(.77)	(.19)	-
Total distributions	(.81)	(.25)	-
Net asset value, end of period	$ 13.85	$ 12.53	$ 11.64
Total ReturnB,C,D	17.87%	9.89%	2.65%
Ratios to Average Net AssetsF,I
Expenses before reductions	1.91%	1.86%	1.82%A
Expenses net of fee waivers, if any	1.91%	1.86%	1.82%A
Expenses net of all reductions	1.90%	1.82%	1.71%A
Net investment income (loss)	(.41)%	(.12)%	(.30)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 458	$ 229	$ 103
Portfolio turnover rateG	200%	184%	244%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 12, 2005 (commencement of sale of shares) to September30, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Institutional Class

Years ended September 30,	2007	2006	2005G
Selected Per-Share Data
Net asset value, beginning of period	$ 12.90	$ 11.91	$ 11.57
Income from Investment Operations
Net investment income (loss) D	.11	.12	.02
Net realized and unrealized gain (loss)	2.23	1.17	.32
Total from investment operations	2.34	1.29	.34
Distributions from net investment income	(.14)	(.11)	-
Distributions from net realized gain	(.77)	(.19)	-
Total distributions	(.91)	(.30)	-
Net asset value, end of period	$ 14.33	$ 12.90	$ 11.91
Total ReturnB,C	19.20%	11.04%	2.94%
Ratios to Average Net Assets E,H
Expenses before reductions	.74%	.78%	.83% A
Expenses net of fee waivers, if any	.74%	.78%	.83% A
Expenses net of all reductions	.69%	.74%	.71% A
Net investment income (loss)	.80%	.96%	.67% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,422	$ 114	$ 103
Portfolio turnover rate F	200%	184%	244%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period July 12, 2005 (commencement of sale of shares) to September 30, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2007

1. Organization.

Fidelity Advisor Capital Development Fund (the Fund)(formerly Destiny II) is a fund of Fidelity Destiny Portfolios (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is authorized to issue an unlimited number of shares.

The Fund offers six classes of shares, Class O, Class A (formerly Class N), Class T, Class B, Class C, and Institutional Class, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

On September 29, 2006, the President signed into law the Military Personnel Financial Services Protection Act (the "Act") which prohibits the issuance or sale of new periodic payment plans, such as the Destiny Plans. Effective October 27, 2006, shares of Class A and Class O will no longer be offered to the general public through Fidelity Systematic Investment Plans. The Act does not alter the rights or obligations, including rights of redemption, of existing Destiny Planholders. Planholders can contribute to existing Destiny Plans II: O and Destiny Plans II: N.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gains, futures transactions, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, deferred trustees compensation and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 853,639,638
Unrealized depreciation	(64,594,240)
Net unrealized appreciation (depreciation)	789,045,398
Undistributed ordinary income	246,358,174
Undistributed long-term capital gain	387,290,010

Cost for federal income tax purposes	$ 5,024,661,468

The tax character of distributions paid was as follows:

	September 30, 2007	September 30, 2006
Ordinary Income	$ 222,686,589	$ 53,677,847
Long-term Capital Gains	153,599,048	83,077,836
Total	$ 376,285,637	$ 136,755,683

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in the Schedule of Investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $10,699,740,533 and $10,998,365,196, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 1,055,091	$ 29,080
Class T	.25%	.25%	4,292	571
Class B	.75%	.25%	4,008	3,308
Class C	.75%	.25%	3,171	2,479
			$ 1,066,562	$ 35,438

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2,663
Class T	908
Class B*	543
Class C*	140
$ 4,254

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for Class A, Class T, Class B, Class C and Institutional Class. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for Class O. FIIOC and FSC receive account fees and asset-based fees that vary according to account size and type of account of the shareholders of the respective classes of the Fund. FSC does not receive a fee for Class O Destiny Plan accounts. In addition, FIIOC and FSC pay for typesetting, printing, and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class O	$ 267,225.01
Class A	629,174.15
Class T	2,881.34
Class B	1,282.32
Class C	996.31
Institutional Class	3,241.15
	$ 904,799

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $78,357 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $12,731 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $293,282.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $392,701 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $9,968. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class O	$ 2,855
Institutional Class	830
$ 3,685

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, a transfer agent of the Fund, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended September 30,	2007	2006
From net investment income
Class O	$ 53,852,598	$ 51,786,409
Class A	2,750,820	1,888,604
Class T	4,757	741
Class B	1,145	620
Class C	803	496
Institutional Class	23,441	977
Total	$ 56,633,564	$ 53,677,847

Annual Report

11. Distributions to Shareholders - continued

Years ended September 30,	2007	2006
From net realized gain
Class O	$ 296,173,474	$ 78,085,736
Class A	23,268,152	4,985,069
Class T	41,151	1,675
Class B	23,203	2,032
Class C	17,168	1,682
Institutional Class	128,925	1,642
Total	$ 319,652,073	$ 83,077,836

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended September 30,	2007	2006	2007	2006
Class O
Shares sold	17,079,006	21,570,310	$ 224,837,373	$ 264,820,798
Reinvestment of distributions	27,086,415	10,290,012	337,496,714	123,685,398
Shares redeemed	(61,650,556)	(58,861,494)	(817,739,781)	(721,523,302)
Net increase (decrease)	(17,485,135)	(27,001,172)	$ (255,405,694)	$ (333,017,106)
Class A
Shares sold	5,644,265	6,389,797	$ 72,699,279	$ 76,767,777
Reinvestment of distributions	2,112,917	570,507	25,819,847	6,737,690
Shares redeemed	(3,618,757)	(2,695,665)	(46,924,186)	(32,418,260)
Net increase (decrease)	4,138,425	4,264,639	$ 51,594,940	$ 51,087,207
Class T
Shares sold	82,917	25,581	$ 1,072,648	$ 310,180
Reinvestment of distributions	3,782	205	45,908	2,416
Shares redeemed	(44,783)	(84)	(586,542)	(1,057)
Net increase (decrease)	41,916	25,702	$ 532,014	$ 311,539
Class B
Shares sold	16,452	12,494	$ 211,111	$ 151,306
Reinvestment of distributions	1,910	225	23,154	2,652
Shares redeemed	(7,422)	(112)	(95,416)	(1,355)
Net increase (decrease)	10,940	12,607	$ 138,849	$ 152,603
Class C
Shares sold	19,743	10,424	$ 257,311	$ 127,563
Reinvestment of distributions	1,465	185	17,782	2,178
Shares redeemed	(6,398)	(1,146)	(82,083)	(14,355)
Net increase (decrease)	14,810	9,463	$ 193,010	$ 115,386
Institutional Class
Shares sold	189,754	-	$ 2,473,211	$ -
Reinvestment of distributions	12,238	218	152,366	2,619
Shares redeemed	(41,867)	-	(548,085)	-
Net increase (decrease)	160,125	218	$ 2,077,492	$ 2,619

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Destiny Portfolios and Shareholders of Fidelity Advisor Capital Development Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Capital Development Fund (the Fund) (formerly Destiny II), a fund of Fidelity Destiny Portfolios, including the schedule of investments as of September 30, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Capital Development Fund as of September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 20, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 370 funds advised by FMR or an affiliate. Mr. Curvey oversees 340 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-
present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello and Mr. Wiley may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Destiny Portfolios. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Destiny Portfolios. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Destiny Portfolios. Mr. Wiley also serves as Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-present) and a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present), and an Advisory Director of Riverstone Holdings (private investment firm). Previously, Mr. Wiley served as Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Capital Development. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of Advisor Capital Development. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-
present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Bruce T. Herring (42)

Year of Election or Appointment: 2006

Vice President of Advisor Capital Development. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Advisor Capital Development. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of Advisor Capital Development. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-
present), and is an employee of FMR.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Capital Development. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Capital Development. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Capital Development. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Capital Development. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Capital Development. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-
present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Capital Development. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Capital Development. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Advisor Capital Development. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Capital Development. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-
present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2007, $421,319,176, or, if subsequently determined to be different, the net capital gain of such year.

Class I designates 30% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class I designates 33% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Capital Development Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Class O and Class A of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Class O and Class A show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc. Morningstar, Inc. assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Advisor Capital Development Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Class O of the fund was in the second quartile for the one-year period and the third quartile for the three- and five-year periods. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Annual Report

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Capital Development Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class and Class O ranked below its competitive median for 2006, and the total expenses of Class T ranked above its competitive median for 2006. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

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Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-advisers

FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.
Fidelity Research & Analysis Company
Fidelity Investments Japan Limited
Fidelity International Investment Advisers
Fidelity International Investment Advisers (U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Boston, MA

ADESII-I-UANN-1107
1.814761.102

(Fidelity Investment logo)(registered trademark)

Item 2. Code of Ethics

As of the end of the period, September 30, 2007, Fidelity Destiny Portfolios (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended September 30, 2007 and September 30, 2006, the aggregate Audit Fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Advisor Capital Development Fund and Fidelity Advisor Diversified Stock Fund (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2007A	2006A
Fidelity Advisor Capital Development Fund	$67,000	$49,000
Fidelity Advisor Diversified Stock Fund	$61,000	$52,000
All funds in the Fidelity Group of Funds audited by Deloitte Entities	$7,300,000	$6,400,000
A	Aggregate amounts may reflect rounding.

(b) Audit-Related Fees.

In each of the fiscal years ended September 30, 2007 and September 30, 2006 the aggregate Audit-Related Fees billed by Deloitte Entities for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2007A	2006A
Fidelity Advisor Capital Development Fund	$0	$0
Fidelity Advisor Diversified Stock Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended September 30, 2007 and September 30, 2006, the aggregate Audit-Related Fees that were billed by Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2007A	2006A
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended September 30, 2007 and September 30, 2006, the aggregate Tax Fees billed by Deloitte Entities for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2007A	2006A
Fidelity Advisor Capital Development Fund	$5,200	$4,000
Fidelity Advisor Diversified Stock Fund	$5,200	$4,000
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended September 30, 2007 and September 30, 2006, the aggregate Tax Fees billed by Deloitte Entities that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2007A	2006A
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended September 30, 2007 and September 30, 2006, the aggregate Other Fees billed by Deloitte Entities for all other non-audit services rendered to the funds is shown in the table below.

Fund	2007A	2006A
Fidelity Advisor Capital Development Fund	$0	$0
Fidelity Advisor Diversified Stock Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended September 30, 2007 and September 30, 2006, the aggregate Other Fees billed by Deloitte Entities that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2007A	2006A
Deloitte Entities	$180,000	$255,000
A	Aggregate amounts may reflect rounding.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended September 30, 2007 and September 30, 2006 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended September 30, 2007 and September 30, 2006 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended September 30, 2007 and September 30, 2006 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended September 30, 2007 and September 30, 2006 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended September 30, 2007 and September 30, 2006 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended September 30, 2007 and September 30, 2006 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

(f) Not Applicable.

(g) For the fiscal years ended September 30, 2007 and September 30, 2006, the aggregate fees billed by Deloitte Entities of $595,000A and $800,000A, for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2007A	2006A
Covered Services	$190,000	$270,000
Non-Covered Services	$405,000	$530,000
A	Aggregate amounts may reflect rounding.
B	Reflects current period presentation.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its audit of the funds, taking into account representations from Deloitte Entities, in accordance with Independence Standards Board Standard No.1, regarding its independence from the funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Destiny Portfolios

By:	/s/Kimberley Monasterio
Kimberley Monasterio
President and Treasurer

Date:	November 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kimberley Monasterio
Kimberley Monasterio
President and Treasurer

Date:	November 28, 2007
By:	/s/Joseph B. Hollis
Joseph B. Hollis
Chief Financial Officer

Date:	November 28, 2007